Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 30 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH
  The Principal Financial Group      Jones & Blouch, L.L.P.
  Des Moines, Iowa 50392             Suite 405 West
                                     1025 Thomas Jefferson Street, N.W.
                                     Washington, DC 20007-0805


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      __XX_   on December 15, 2003 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.



                           PREFERRED SECURITIES FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Spectrum Asset
                         Management, Inc. ("Spectrum").


               The date of this Prospectus is December 15, 2003.

                               TABLE OF CONTENTS

Fund Description ........................................................4

General Information

 The Costs of Investing................................................. 6

 Certain Investment Strategies and Related Risks........................ 6

 Management, Organization and Capital Structure......................... 12

 Pricing of Fund Shares................................................. 13

 Purchase of Fund Shares................................................ 13

 How to Redeem (Sell) Shares............................................ 15

 How to Exchange Shares Among Principal Investors Funds ................. 17

 Dividends and Distributions............................................ 18

 General Information about a Fund Account ............................... 19

Additional Information..................................................21

Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation ("Princor")* who are also employees of
  Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. Princor selling Class J shares as a result of certain plan or contract terminations; and
.. selected broker/dealers selling Class J shares in conjunction with the
  Principal Income IRA; and
.. registered representatives of Princor and of selected broker/dealers selling
  Class J shares in conjunction with payroll deduction plans.

Class J shares are offered only:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection.

For more information about Class J shares of the Fund, please call the Connection at 1-800-247-8000, extension 411.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor
Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real
Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer.
Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.

It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. The level of interest rates, changing regulatory environments, and intensifying competition can influence an industry's profitability. Other factors that can impact credit performance are the general economy and financial market liquidity.


The Fund may be subject to interest rate risk that is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall if spreads do not tighten by a similar amount. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities, if spreads do not widen by a similar amount. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the securities owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, security prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Most of the preferred securities in the Fund are expected to be fully taxable and will not qualify for the Dividends Received Deduction ("DRD"). However, with regard to any portion of the portfolio that may be invested in securities that do pay qualified dividends, the Fund is subject to the risk that a change in federal tax law could reduce or eliminate the tax advantaged nature of the dividends. Such a change to the tax law would reduce the market value of preferred securities that pay qualified dividends.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

The inception date of the Fund is May 1, 2002. Class J shares were added to the Fund on December 15, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES
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                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses (estimated) .......          0.87
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.12

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $318     $664     $1,139     $2,452          $215    $664    $1,139     $2,452

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The Class J shares of the Fund are sold without a front-end sales charge. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% of the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out Program (SAFO);
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code; sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
.. that were purchased through the Principal Income IRA.
  * There is no sales charge on shares purchased with reinvested dividends or other distributions. A redemption fee of 1.00% is charged on redemption* of $30,000 or more if the shares were purchased within 30 days of the redemption. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Funds* if the shares were purchased within 30 days of the exchange. Both the redemption and the exchange fees are calculated as a percentage of market value at the time the shares are redeemed/exchanged.Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Money Market Fund.


ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Class J shares of the Fund pays a distribution fee based on its average daily net asset value
  (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. The turnover rate for the Fund for the fiscal year ended October 31, 2003 is 31.1%.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2002, Spectrum had nearly $6.1 billion under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman



Day-to-day portfolio management of the Fund is performed by:


L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was 0.75%.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Funds. For these purposes, the Manager may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. The minimum investment applies on a Fund level, not on the total investment being made.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:

.. Phone orders are not available for qualified accounts.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Call Principal Investors Fund for an account number and wiring instructions. .. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.
.. Call Principal Investors Fund for an account number, Automated Clearing House
  (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors
  Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Investors Fund at P.O. Box 10423, Des Moines, Iowa 50309.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b)s and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Fund and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions.

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Fund may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
.. calling us, if you have telephone privileges on the account.
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.

.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors

Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


DIVIDENDS AND DISTRIBUTIONS


You can authorize dividends and capital gains to be reinvested in additional shares of the Fund making the distribution, invested in other Principal Investors Funds or paid in cash.

The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Fund you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Fund. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

  ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated December 15, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                              INSTITUTIONAL CLASS


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").


               The date of this Prospectus is December 15, 2003.

                               TABLE OF CONTENTS

Fund Descriptions .......................................................

 Partners International Fund ............................................

 Partners MidCap Growth Fund I ..........................................

 Partners MidCap Value Fund I...........................................

General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Purchase of Fund Shares................................................

 Redemption of Fund Shares..............................................

 Exchange of Fund Shares................................................

 Dividends and Distributions............................................

 Fund Account Information...............................................

Appendix A..............................................................

Additional Information..................................................

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. Eligible purchasers are limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds; and
  . the State of Iowa Section 529 College Savings Plan Trust.
In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor. The Board of Directors reserves the right to broaden or limit this designation of eligible purchasers.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Funds are new, performance information is not included in this Prospectus. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund normally invests primarily in non-U.S. securities. The Sub-Advisor, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid,

the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

As the inception date of the Fund is December 15, 2003, historical performance data is not available.FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.10%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $112  $350  $606  $1,340

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, The Dreyfus Corporation ("Dreyfus"), many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

As the inception date of the Fund is December 15, 2003, historical performance is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $318  $552  $1,225

PARTNERS MIDCAP VALUE I FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, Goldman Sachs Asset Management, L.P. ("GSAM"). GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may under perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

As the inception date of the Fund is December 15, 2003, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
          TOTAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $318  $552  $1,225

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Institutional Class of the Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
Certain of the Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures. Each Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government and Government Agency securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective. The Partners International Fund may also temporarily use a different investment strategy for defensive purposes in response to market, economic, political or other conditions.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Funds as they are new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2003, FMR and its affiliates managed approximately $699.1 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International Fund  Cesar Hernandez




CESAR E. HERNANDEZ, CFA . Mr. Hernandez is vice president of FMR and FMRC. He has worked as a portfolio manager since joining FMR in 1989. He has been portfolio manager of the Fund since its inception in December 2003. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners MidCap Value Fund I  William C. Jurik
                                         John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of March 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $322.8 billion.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners MidCap Value Fund I  Dolores Bamford
                                         David L. Berdon
                                         Andrew Braun
                                         Scott Carroll
                                         Sally Pope Davis
                                         Stacey Ann DeMatteis
                                         Sean Gallagher
                                         James Otness
                                         Lisa Parisi
                                         Eileen Rominger




DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.

ANDREW BRAUN . Mr. Braun is a Vice President and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms Davis is a Vice President and Portfolio Manager at GSAM. Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



STACEY ANN DEMATTEIS . Ms. DeMatteis is a Vice President and Client Portfolio Manager at GSAM. Ms. DeMatteis joined GSAM as a product-marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value team.



SEAN GALLAGHER . Mr. Gallagher is a Vice President and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



JAMES OTNESS . Mr. Otness is a Managing Director and Portfolio Manager at GSAM. Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P.Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.



LISA PARISI . Ms. Parisi is a Vice President and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manger at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Partners MidCap Growth Fund I and Partners MidCap Value Fund I have each entered into agreements with the Manager under which the Fund will pay the Manager 1.00% (an annual rate calculated as a percentage of the average daily net assets). The Partners International Fund has enetered into an agreement with the Manager under which the Fund will pay the Manager 1.10% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners International Fund, Partners MidCap Growth Fund I and Partners MidCap Value Fund I have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares are purchased from Princor, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

REDEMPTION OF FUND SHARES

Each Fund sells its shares upon request. There is no charge for the sale. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

Shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS


The Funds each pay its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date, December 23rd (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividends and capital gain payments are automatically reinvested back into additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FUND ACCOUNT INFORMATION


RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

 APPENDIX A - PERFORMANCE RESULTS


The Funds are new and have no historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of the Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance was available, sub-advisor composite performance would not be displayed.


"Composite performance" is shown for the Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of the Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Funds, performance numbers shown would differ. Although the Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Funds will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisor and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of the Fund or the Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH SEPTEMBER 30, 2003)

                                                            LIFE OF
                         YTD   1 YR    3 YR   5 YR   10 YR   FUND          2002
                        ---------------------------------------------     --------
PARTNERS INTERNATIONAL
FUND INSTITUTIONAL/
(1)/                      N/A    N/A     N/A    N/A    N/A    N/A
Fidelity Select
International
Composite               19.91  28.02   -6.82   3.84   5.33                -13.21
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               18.37  26.01   -8.71   0.55   2.92                -15.94
 Morningstar Foreign
 Large Blend Category   14.89  21.42  -10.80   0.42   3.66                -16.91

PARTNERS MIDCAP GROWTH
FUND I INSTITUTIONAL/
(//1//)/                  N/A    N/A     N/A    N/A    N/A    N/A
Mellon Equity MidCap
Growth Equity
Composite               26.46  34.55    N/A     N/A    N/A                -26.12
 Russell Midcap Growth
 Index                  27.24  38.91  -17.27   4.49   8.50                -27.40
 Morningstar Mid-Cap
 Growth Category        22.28  27.78  -16.94   5.00   7.40                -27.53

PARTNERS MIDCAP VALUE
FUND I INSTITUTIONAL/
(//1//)/                  N/A    N/A     N/A    N/A    N/A    N/A
Goldman Sachs Mid Cap
Value Composite         13.05  17.29   11.30  12.95    N/A                 -3.90
 Russell Midcap Value
 Index                  19.82  28.29    6.63   8.42  11.43                 -9.65
 Morningstar Mid-Cap
 Value Category         17.33  25.70    5.33   9.16  10.63                -12.91

/(1) /Fund's inception
12/15/2003

                        ---------------------------------------------     --------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2001    2000   1999   1998   1997   1996   1995   1994    1993
                        -----------------------------------------------------------------
PARTNERS INTERNATIONAL
FUND INSTITUTIONAL/
(1)/
Fidelity Select         -19.54  -12.47  36.82  19.03   6.27   8.93  12.85   9.05   35.97
International
Composite
 MSCI EAFE (Europe,     -21.44  -14.17  26.96  20.00   1.78   6.05  11.21   7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -21.83  -16.02  40.08  13.55   5.99  12.31  10.76  -0.13   34.80
 Large Blend Category

PARTNERS MIDCAP GROWTH
FUND I INSTITUTIONAL/
(//1//)/
Dreyfus-Mellon MidCap   -16.73
Growth Equity
Composite
 Russell Midcap Growth  -20.16  -11.74  51.29  17.86  22.54  17.48  33.98  -2.16   11.19
 Index
 Morningstar Mid-Cap    -21.28   -6.90  63.90  17.51  17.05  16.99  34.79  -1.03   15.64
 Growth Category

PARTNERS MIDCAP VALUE
FUND I INSTITUTIONAL/
(//1//)/
Goldman Sachs Mid Cap    13.33   33.35   0.77  -4.75  37.15  22.43
Value Composite
 Russell Midcap Value     2.34   19.18  -0.11   5.09  34.37  20.26  34.93  -2.13   15.62
 Index
 Morningstar Mid-Cap      6.40   16.82   7.78   3.92  26.04  20.50  29.27  -1.11   17.11
 Value Category

/(1) /Fund's inception
12/15/2003

                        -----------------------------------------------------------------



MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

 ADDITIONAL INFORMATION

Additional information about the Fund's is available in the Statement of Additional Information dated March 1, 2003 as revised through December 15, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in any of the Funds. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


                       PRINCIPAL INVESTORS FUND, INC.



                      STATEMENT OF ADDITIONAL INFORMATION







                            dated December 15, 2003


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated December 15, 2003, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.

   Principal Financial Group
   Des Moines IA 50392-2080

The prospectuses for Class J shares, Select, Preferred, Advisors Select and Advisors Preferred share classes may be viewed on our web site at www.principal.com.


                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

Appendix B..............................................................





FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.


The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Articles of Incorporation have been amended as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2001 to add the LifeTime 2010, LifeTime 2020, LifeTime 2030,
  LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend and Partners SmallCap Value I Funds; and

.. September 8, 2003 to add the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds.


At the meeting of the Directors held on September 9, 2002, the name of the LargeCap Blend Fund was changed to Partners LargeCap Blend Fund I.


The Partners International, Partners MidCap Growth I, and Partners MidCap Value I Funds only offer Institutional Class shares. The Preferred Securities Fund offers both Institutional Class and Class J shares. The LargeCap Blend I, Partners SmallCap Blend and Partners SmallCap Value I Funds each offers Institutional Class, Preferred, Select, Advisors Preferred and Advisors Select Class shares. Each of the other Funds offers these classes of shares, as well as Class J shares. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS



FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Value, Partners SmallCap Value I, Preferred Securities, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap Value and SmallCap S&P 600 Index Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.


 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the International I, International II and International Emerging Markets Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund (except the Capital Preservation, International I, International II, and International Emerging Markets) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S.government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin). Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION

LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index
----------------------------------------------------------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Growth
----------------------------
Putnam Investment Management, LLC ("Putnam") believes successful growth investing depends upon identifying growth prospects for companies ahead of consensus thinking, and determining whether the current stock price reflects that insight. Putnam's universe of growth stocks includes two types of companies
- Opportunity and Foundation - each with unique attributes and risk and return characteristics. An experienced team of dedicated growth investors focused on identifying, researching, and investing in the best Opportunity and Foundation stocks gives Putnam a competitive advantage that allows them to outperform the market over the long-term. To identify the most attractive Opportunity Stocks, the portfolio managers rely heavily on Putnam's proprietary fundamental research produced by the analysts that make up the Global Equity Research (GER) and Specialty Growth groups. In addition, portfolio managers have access to the output of proprietary quantitative models that rank every stock in their universe on characteristics shown to be predictive of future outperformance - namely valuations, quality and revisions. Applying Putnam's proprietary fundamental and quantitative research insights in a systematic manner to a broader universe of stocks, the investment management team identifies the most attractive Foundation stocks. Like Opportunity Stocks, these stocks will have strong earnings growth, but an increased focus is applied to earnings quality and valuation, such that the set of


Foundation Stocks enhances the Fund's performance consistency. When the initial selections of both Opportunity and Foundation stocks are determined, the portfolio team meets to challenge each other's assumptions and to analyze the portfolio's overall characteristics. The portfolio of Opportunity and Foundation stocks reflect investment themes integrated by the seasoned judgment of the portfolio management team as a whole. The team employs quantitative analysis (examining sector and BARRA risk factor exposures) together with qualitative analysis (which draws on each portfolio manager's unique experience and insight). The resulting portfolio of 225-350 stocks represents a group of growth companies with strong prospects for stable growth at attractive prices.

Partners LargeCap Growth I
--------------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Partners LargeCap Growth
I, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth
--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners MidCap Growth I and Partners SmallCap Blend
----------------------------------------------------
The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index (for the Partners MidCap
Growth Fund I) or the Russell 2000 Index (for the Partners SmallCap Blend Fund), but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Preferred Securities
------------------------
Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners MidCap Value I
---------------------------
Goldman Sachs Asset Management, L.P. ("GSAM") manages the Fund by using a value-oriented approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.



Partners SmallCap Value
---------------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Value Index economic sectors to control risk.

Selections of equity securities for the other Funds (except the Partners MidCap Value Fund) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.

.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value
-------------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.



The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Funds may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.



.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The



    Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.



    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.



  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


High-Yield/High-Risk Bonds
--------------------------

The Bond & Mortgage Securities, Preferred Securities and Partners International Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality

Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities,
Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond,
High Quality Short-Term Bond, Partners International and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.


Zero-coupon securities
----------------------

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------

Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.



A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.



A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements.
-----------------------------------------------
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund
  (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.



The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


When-Issued and Delayed Delivery Securities
-------------------------------------------

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Wrapper Agreements (Capital Preservation Fund only)
---------------------------------------------------
Under a wrapper agreement, the wrap provider agrees to make payments to the Fund with respect to covered assets if certain events happen. The Fund buys wrapper agreements to help maintain a stable value per share. Under normal circumstances, the value of the wrapper agreements is expected to vary inversely with the value of the Fund's assets covered by the wrapper agreements ("covered assets").

If the value of the covered assets is less than their book value, the wrapper agreements are assets of the Fund with a value equal to the difference. If the value of the covered assets is more than their book value, the wrapper agreements are liabilities of the Fund with a value equal to the excess. Therefore, under normal circumstances, the sum of the value of the Fund's wrapper agreements plus the value of the covered assets is expected to equal the purchase price of the covered assets plus interest on the covered assets at a rate determined in the wrapper agreements.


Under a wrapper agreement, the wrap provider agrees to make certain payments to the Fund in exchange for an annual premium. The cost of wrapper agreements is typically 0.10% to 0.30% per dollar of covered assets per year.


Payments made by the wrap provider help the Fund make redemption payments that reflect the book value of the covered assets rather than the market value of the covered assets. If, to cover payment of a redemption of Fund shares, the Fund is required to liquidate covered assets, the wrap provider may be obligated to pay the Fund all or some of the difference between the fair market and book value of such covered assets (if the fair market value is less than the book value). If the market value of the covered assets is greater than the book value of the covered assets, the Fund may be obligated to pay all or some of the difference to the wrap provider. Through these obligations, the wrapper agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's covered assets.


The amount of the payment, if any, is based on the book value of the wrapper agreement. The book value of the wrapper agreement is equal to:
.. purchase price of covered assets
.. minus sale price of covered assets sold to cover share redemptions
.. plus interest accrued at the crediting rate.

The crediting rate is:
.. (((1+Y)*(MV/PBV)1/D)-1) where:
    Y = duration weighted effective annual yield of the Fund
    MV = covered market value
    PBV = wrap provider's book value
    D = dollar weighted Fund duration
.. The crediting rate is reset at least quarterly. It may be impacted by:
  . defaulted/impaired securities;
  . increases and decreases in covered assets as a result of purchases and sales of Fund shares;
  . changes to the duration and yield of the covered assets; and
  . amortization of unrealized and realized gains and losses on the covered assets.
.. The crediting rate is never less than zero.

Wrapper agreements may be participating, non-participating or a hybrid of the two. Under a participating agreement, the Fund does not receive any payments under the wrapper agreement until it has liquidated all of the covered assets. At that time, if there is any remaining book value, the wrap provider will pay the Fund such remainder. Under a non-participating agreement, if there is a difference between the value of the covered assets and book value, the wrap provider or the Fund will make a payment to the other each time covered assets are sold to fund share redemptions. If the value of the covered assets is less than book value, the wrap provider makes a payment to the Fund, while if the value of the covered assets is greater than book value, the Fund makes a payment to the wrap provider. In either case, the payment is equal to the difference between:
.. the amount necessary to fund the redemption, and .. the product of the amount of the redemption multiplied by the ratio of the market value of the covered assets to book value.
Under a hybrid wrapper agreement, a certain percentage of payments is treated as participating with all remaining payments being non-participating.

Generally, payments under the wrapper agreement are made within one day after the Fund requests payment. In addition, each wrapper agreement allows the Fund, in the Fund's discretion, to assign a portion of the wrapper agreement to a shareholder as a payment in kind.


Payment requests are allocated among wrap providers on a pro-rata basis, based on the book value of each wrapper agreement. However, if a portion of the wrapper agreement is to be assigned as a payment in kind to a shareholder, the Fund has the discretion to allocate the payment to a single wrapper agreement.


The terms of a wrapper agreement may require that covered assets have a specified duration or maturity, consist of specified types of securities and/or be of specified credit quality. The Fund purchases wrapper agreements whose criteria are consistent with its investment objectives and policies. In some cases, the wrap provider may require more restrictive investment objectives and policies than those set forth in the prospectus and SAI. The wrapper agreement may also allow the wrap provider to terminate the agreement if the Fund changes its investment objective, policies and/or restrictions without consent of the wrap provider. In the event of termination of a wrapper agreement, the Fund may or may not be able to contract with a substitute wrap provider.


A wrapper agreement may terminate on a specified date, or be terminable upon notice by the Fund or default by either the Fund or the wrap provider. An evergreen wrapper agreement has no maturity date. Under an evergreen agreement, either the Fund or the wrap provider may elect to terminate the wrapper agreement through a fixed maturity conversion. This means that the wrapper agreement terminates on a future date. During the conversion period, the Fund may be required to comply with certain restrictions with regard to the covered assets. Such restrictions may include continuation of the investment guidelines set forth in the wrapper agreement and a requirement that covered assets are managed to maintain a duration equal to the time remaining until termination of the wrapper agreement.


Generally, at the termination of the wrapper agreement, the wrap provider is required to pay the Fund any excess in book value over the value of the covered assets. However, if the Fund terminates the agreement, other than through fixed maturity conversion, no such payment may be made.



RISKS OF WRAPPER AGREEMENTS. . The Fund expects that using wrapper agreements will allow it to maintain a stable value per share and pay dividends that reflect the interest income and market value gains and losses on the covered assets (less the Fund's expenses and wrap provider fees). However, there can be no assurance that the Fund will be able to maintain a stable value per share or that a shareholder will achieve the same investment return as it would realize by directly investing in the covered assets. As the crediting rates under the wrapper agreements reflect the amortization of realized and unrealized gains and losses on the covered assets, a shareholder could realize more or less than the actual investment returns of the covered assets. In addition, wrapper agreements have certain risks and could prevent the Fund from achieving its investment objective.



FAILURE TO OBTAIN REPLACEMENT WRAPPER AGREEMENTS. . If a wrapper agreement terminates or matures, the Fund may not be able to obtain a replacement wrapper agreement or a wrapper agreement with terms similar to the old agreement. In that event, the Fund may not be able to maintain a stable value per share. If at such time the value of the covered assets is less than book value, the Fund may be required to reduce its price per share. On the other hand, if at such time the value of the covered assets is greater than book value, the Fund's price per share may increase. In either case, shareholders may experience unexpected fluctuations in the value of their shares. In addition, the terms of the replacement wrapper agreement may not be as favorable as the terminated agreement. For example, the wrap provider fee may be higher and the returns of the Fund may be negatively impacted.


Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments as a cash buffer. These short-term investments are available for the payment of withdrawals from the Fund and Fund expenses. To the extent that the cash buffer falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to replenish the cash buffer. The obligation to maintain the cash buffer may result in a lower return for the Fund than if these funds were invested in longer-term fixed-income securities. The cash buffer required by all wrapper agreements is not expected to be greater than 20% of the Fund's total assets. However, the cash buffer amount may be required to be increased above this limit as a result of anticipated redemptions.



VALUATION OF WRAPPER AGREEMENTS. . The Board of Directors has adopted policies and procedures for the Fund that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a fair value for each wrapper agreement. Under certain circumstances, other methods may be used to determine the market value of a wrapper agreement. These circumstances include but are not limited to:
.. wrap provider default under a wrapper agreement or any other agreement;
.. insolvency of a wrap provider;
.. credit rating downgrade of a wrap provider; and .. any other situation in which the Board determines that a wrap provider may no longer be able to satisfy its obligations under a wrapper agreement.


In such case, the fair value of the wrapper agreement may be determined to be less than the difference between book value and market value of the covered assets. In these situations, the Fund may not be able to maintain a stable value per share. The Fund may experience a decrease or increase in its value per share based on the value of the covered assets at the time of the adjustment.


CREDIT RISK OF COVERED ASSETS. . Wrapper agreements usually do not require the wrap provider to assume the credit risk associated with the issuer of any covered asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of a covered asset may cause such covered asset to be removed from the coverage of the wrapper agreement. In addition, certain other downgrades of covered assets may cause such covered assets to be removed from coverage unless and until the issuer's credit rating is upgraded to its former level. In these situations, the termination of coverage of such assets will cause the book value of the wrapper agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in the value per share and may not be able to maintain a stable value per share.



DEPENDENCE ON A LIMITED NUMBER OF WRAP PROVIDERS. . It is currently intended that the Fund will have wrapper agreements with one or more wrap providers. If the Fund has more than one wrapper agreement, coverage of the covered assets will be allocated among the wrap providers. However, there is no assurance that the Fund will be able to obtain more than one wrapper agreement. It is possible that the Fund will be totally dependent on one wrap provider for coverage.



LIABILITY OF WRAP PROVIDERS. . A wrap provider's payment obligation is limited to the book value of the wrapper agreement. If the Fund enters into wrapper agreements with more than one wrap provider, no wrap provider will be jointly liable for payment obligations of another wrap provider. If a wrap provider defaults on its obligations, the Fund will not be able to look to another wrap provider for satisfaction of such obligations. In that event, the Fund may attempt to replace the wrap provider. There can be no guarantee that such replacement will be feasible.



ILLIQUID ASSETS. . Currently there is no active trading market for wrapper agreements and none is expected to develop. Therefore, wrapper agreements may not be able to be liquidated at fair market value and are considered illiquid. At the time of purchase, the fair market value of the wrapper agreements plus the fair market value of all other illiquid assets will not exceed 15% of the fair market value of the Fund's net assets. In the event that the fair market value of all illiquid assets, including wrapper agreements, is more than 15% of the fair market value of the Fund's net assets as a result of events other than purchase of illiquid assets, the Fund may not be able to maintain a stable value per share. The Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund so that the percentage of illiquid assets is not more than 15%.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.


  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Other Investment Companies
--------------------------

Each Fund, except the Principal LifeTime Funds, reserves the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Sub-Advisor or any of its affiliates serves as investment advisor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction
costs.   The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.


SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.


INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International II Fund uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The Partners SmallCap Growth Fund II uses the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.


It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.



 The following directors are considered not to be "interested persons" as
 ------------------------------------------------------------------------
defined in the 1940 Act.
------------------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)              BY            BY
NAME, ADDRESS AND AGE   FUND                      TIME SERVED            DURING PAST 5 YEARS             DIRECTOR      DIRECTOR
---------------------   ---------------------     -----------          -----------------------          ----------   -------------
James D. Davis          Director                  Since 1993    Attorney. Vice President, Deere and         94           None
4940 Center Court       Member Audit and                        Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Pamela A. Ferguson      Director                  Since 2000    Professor of Mathematics, Grinnell          94           None
4112 River Oaks Drive   Member Audit and                        College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                    President, Grinnell College.
05/05/43

Richard W. Gilbert      Director                  Since 2000    President, Gilbert Communications,          94           None
5040 Arbor Lane, #302   Member Audit and                        Inc. since 1993. Prior thereto,
Northfield, Illinois    Nominating Committee                    President and Publisher, Pioneer
05/08/40                                                        Press.

William C. Kimball      Director                  Since 2000    Chairman and CEO, Medicap Pharmacies,       94           None
Regency West 8          Member Audit and                        Inc. since 1998. Prior thereto,
4350 Westown Parkway,   Nominating Committee                    President and CEO.
Suite 400
West Des Moines, Iowa
11/28/47

Barbara A. Lukavsky     Director                  Since 1993    President and CEO, Barbican                 94
13731 Bay Hill Court    Member Audit and                        Enterprises, Inc. since 1997.                            None
Clive, Iowa             Nominating Committee                    President and CEO, Lu San ELITE USA,
09/10/40                Member Executive                        L.C. 1985-1998.
                        Committee





The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 2000   Director, Principal      94
08/16/49                                                    Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor") since
                                                            2000. Executive Vice
                                                            President, Principal                None
                                                            Life Insurance
                                                            Company since 2000;
                                                            Senior Vice
                                                            President, 1996-2000.
                                                            Prior thereto, Vice
                                                            President -
                                                            Individual Markets.

Ralph C. Eucher        Director                Since 1999   Director and             94
06/14/52               President and Chief                  President, Princor
                       Executive Officer                    and Principal
                       Member Executive                     Management
                       Committee                            Corporation since
                                                            1999. Senior Vice
                                                            President, Principal
                                                            Life Insurance                      None
                                                            Company since 2002.
                                                            Vice President,
                                                            1999-2002. Prior
                                                            thereto, Second Vice
                                                            President.

Larry D. Zimpleman     Director                Since 2001   Chairman and             94
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     Principal Management
                       Committee                            Corporation since
                                                            2002. Executive Vice
                                                            President, Principal                None
                                                            Life since 2001.
                                                            Senior Vice
                                                            President,1999-2001.
                                                            Prior thereto, Vice
                                                            President.




The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.

Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader,
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal LIfe
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Principal Global
                                                          Investors, LLC, Princor
                                                          and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.












 The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2002, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company).


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             B
Bond                                C            C            D            A             E
Capital Value                       B            C            C            A             B
Cash Management                     E            B            B            A             C
Government Securities Income        B            C            B            A             A
Growth                              C            C            D            A             A
International                       B            C            C            B             E
International Emerging Markets      B            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            A             A
Limited Term Bond                   A            C            A            A             E
MidCap                              E            C            C            B             E
Partners Blue Chip                  D            C            B            A             E
Partners Equity Growth              A            C            A            B             B
Partners LargeCap Blend             A            A            A            A             A
Partners LargeCap Value             A            A            A            A             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            A            A            A             A
Real Estate                         A            C            A            A             A
SmallCap                            A            C            A            B             C
Tax-Exempt Bond                     B            C            A            A             C
Utilities                           D            C            B            A             E
  TOTAL FUND COMPLEX                E            E            E            C             E


                                        DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                                ---------------------------------------------------------------
                                       JOHN E.               RALPH C.             LARRY D.
 PRINCIPAL MUTUAL FUND              ASCHENBRENNER             EUCHER              ZIMPLEMAN
 ---------------------              -------------             ------              ---------
Balanced                                  B                     A                     A
Bond                                      B                     A                     C
Capital Value                             C                     A                     C
Cash Management                           B                     E                     A
Government Securities Income              A                     D                     A
Growth                                    C                     C                     A
International                             C                     A                     C
International Emerging Markets            A                     A                     A
International SmallCap                    C                     A                     A
LargeCap Stock Index                      A                     A                     A
Limited Term Bond                         C                     A                     A
MidCap                                    B                     C                     C
Partners Blue Chip                        B                     A                     A
Partners Equity Growth                    C                     C                     A
Partners LargeCap Blend                   A                     D                     A
Partners LargeCap Value                   A                     D                     A
Partners MidCap Growth                    B                     A                     A
Partners SmallCap Growth                  A                     A                     A
Real Estate                               C                     A                     A
SmallCap                                  A                     A                     A
Tax-Exempt Bond                           A                     C                     A
Utilities                                 B                     C                     A
  TOTAL FUND COMPLEX                      E                     E                     D
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000





The Directors also serve as Directors for each of the 24 investment companies (with a total of 92 portfolios as of November 25, 2003) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2002, each director who is not an "interested person" received $70,500 from the fund complex.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 4, 2003, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of December 4, 2003, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:

         FUND                                  % OF OUTSTANDING SHARES OWNED
         ----                                  -----------------------------
         Bond & Mortgage Securities                        0.12%
         Capital Preservation                             10.48
         Government Securities                             0.01
         High Quality Intermediate-Term Bond               0.08
         High Quality Long-Term Bond                       0.21
         High Quality Short-Term Bond                      0.05
         International Emerging Markets                   37.01
         International I                                  15.97
         International II                                  0.00
         LargeCap Blend I                                 96.97
         LargeCap Growth                                  24.00
         LargeCap S&P 500 Index                            0.00
         LargeCap Value                                   24.21
         MidCap Blend                                      0.06
         MidCap Growth                                     0.26
         MidCap S&P 400 Index                              0.03
         MidCap Value                                      0.02
         Money Market                                      0.01
         Partners International *
         Partners LargeCap Blend                           0.75
         Partners LargeCap Blend I                        14.73
         Partners LargeCap Growth                         67.12
         Partners LargeCap Growth I                        0.00
         Partners LargeCap Growth II                       4.86
         Partners LargeCap Value                           0.00
         Partners MidCap Growth                            6.19
         Partners MidCap Growth I *
         Partners MidCap Value                             5.36
         Partners MidCap Value I *
         Partners SmallCap Blend                          65.00
         Partners SmallCap Growth I                        3.82
         Partners SmallCap Growth II                       0.00
         Partners SmallCap Value                           0.01
         Partners SmallCap Value I                        17.77
         Preferred Securities                              0.09
         Principal LifeTime 2010                           0.01
         Principal LifeTime 2020                           0.00
         Principal LifeTime 2030                           0.01
         Principal LifeTime 2040                           0.02
         Principal LifeTime 2050                           0.08
         Principal Lifetime Strategic Income               0.03
         Real Estate                                       0.00
         SmallCap Blend                                   14.84
         SmallCap Growth                                  16.94
         SmallCap S&P 600 Index                            0.00
         SmallCap Value                                    0.51
        *
         Effective date is December 15, 2003





As of November 17, 2003, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:


                                                                   PERCENTAGE
 NAME                                     ADDRESS                 OF OWNERSHIP
 BOND & MORTGAGE SECURITIES FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                                               9.0
 F B O Bard Manufacturing Co Savings     P.O. Box 8963
 and Profit Sharing Plan                 Wilmington, DE 19899
 Trustar                                                              13.7
 F B O Chino Valley Bank 401k & Profit   P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               5.7
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 TRUSTAR                                                               7.6
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
  MARION GENERAL HOSPITAL INC            WILMINGTON, DE
                                         19899-8963

 BOND & MORTGAGE SECURITIES FUND -
 ADVISORS SELECT CLASS
 Trustar                                                              12.9
 F B O Horizon Lines Savings &           P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 Trustar                                                               7.4
 F B O Adirondack Cardiology Associates
 P C 401(K) Profit Sharing               P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.9
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 BOND & MORTGAGE SECURITIES FUND -
 INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                   24.4
 ATTN JAMIE SCRIGNOLI N-002-E20 MUTUAL   711 HIGH STREET
 FUND ACCOUNTING                         DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   32.2
 ATTN JAMIE SCRIGNOLI N-002-E20 MUTUAL   711 HIGH STREET
 FUND ACCOUNTING                         DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                    5.2
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME STRATEGIC INCOME FUND                                       10.7
 ATTN JAMIE SCRIGNOLI N-002-E20 MUTUAL   711 HIGH STREET
 FUND ACCOUNTING                         DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   25.6
 ATTN JAMIE SCRIGNOLI N-002-E20  MUTUAL  711 HIGH STREET
 FUND ACCOUNTING                         DES MOINES, IA
                                         50392-0200

 BOND & MORTGAGE SECURITIES FUND -
 PREFERRED CLASS
 Trustar                                                               5.9
 F B O Moran Towing Corporation Fleet
 Employee Retirement Plan                P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                              41.0
 F B O Southwire Balanced Fund           P.O. Box 8963
 (Retirement Plan)                       Wilmington, DE 19899
 BOND & MORTGAGE SECURITIES FUND -
 SELECT CLASS
 TRUSTAR                                 PO BOX 8963                  16.2
 F B O N GLANTZ & SON LLC PROFIT         WILMINGTON, DE
 SHARING PLAN                            19899-8963
 JP Morgan Chase                                                      12.2
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 JP Morgan Chase                         4 New York Plaza, 2nd        33.9
 F B O Grand View College Employees      Floor
 Money Purchase Plan                     New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd         9.7
 F B O Grand View College Employees Tax  Floor
 Sheltered Annuity                       New York, NY 10004
 Trustar                                                              11.3
 F B O Viking Drill & Tool Inc           P.O. Box 8963
 Employees Retirement Savings Plan       Wilmington, DE 19899
 Trustar                                                              15.1
 F B O Viking Drill & Tool Inc Factory
 Employees Retirement Saving Plan        P.O. Box 8963
                                         Wilmington, DE 19899

 CAPITAL PRESERVATION FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                                              61.6
 F B O New Jersey State Medical
 Underwriters Inc Retirement Savings     P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                              10.2
 FBO Sun Life Family Health Center Inc   P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 CAPITAL PRESERVATION FUND - ADVISORS
 SELECT CLASS
 Trustar                                                              10.4
 F B O Staley Elevator Company 401k      P.O. Box 8963
 profit sharing plan                     Wilmington, DE 19899
 Trustar                                 P.O. Box 8963                 7.0
 F B O Union Bank & Trust Co 401(k)      Wilmington, DE 19899
  Profit Sharing Plan
 Trustar                                                              39.5
 F B O Taos Ski Valley Inc Profit        P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                              21.0
 FBO McClendon Resources Inc             P.O. Box 8963
                                         Wilmington, DE 19899
 CAPITAL PRESERVATION FUND - SELECT
 CLASS
 Trustar                                                              66.3
 F B O Delmarva Foundation for           P.O. Box 8963
 Medication Care Inc MP Plan             Wilmington, DE 19899
 GOVERNMENT SECURITIES FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                                               5.4
 F B O Horizon Health Care Inc           P.O. Box 8963
 Retirement and Investment Plan          Wilmington, DE 19899
 JP Morgan Chase Bank                    3 Chase Metrotech            10.2
 FBO Money Purchase Plan                 Center, 6th Floor
                                         Brooklyn, NY 11245
 GOVERNMENT SECURITIES FUND - ADVISORS
 SELECT CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd         9.2
 F B O American Urological Association   Floor
 Education and Research Inc 401(a)       New York, NY 10004


 Trustar                                                               8.2
 F B O Great Lakes Reit Savings &        P.O. Box 8963
 Retirement Plan-401k                    Wilmington, DE 19899
 Delaware Charter Guarantee & Trust      1013 Center Rd,              19.7
  F B O Jaygo Inc                        Attn:Rose Bredbenne
                                         Wilmington, DE 19805
 Trustar                                                              19.2
 F B O Sunroc Corporation Profit         P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 GOVERNMENT SECURITIES FUND - ADVISORS
 SELECT CLASS
 Trustar                                                              13.5
 F B O Souther Lumber Company 401(k)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                 P.O. Box 8963                18.6
 F B O Sabre Systems Inc 401 (k) Plan    Wilmington, DE 19899

 Trustar                                                              21.8
 F B O Taos Ski Valley Inc Profit        P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               5.5
 FBO McClendon Resources Inc             P.O. Box 8963
                                         Wilmington, DE 19899
 GOVERNMENT SECURITIES FUND - PREFERRED
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   17.5
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                               9.9
 F B O Life Care Retirement Communities
 Inc Internal Revenue Code 403(B) TDA    One Chase Square
 Plan                                    Rochester, NY 14643

 Trustar                                                              10.1
 F B O South Hills Orthopaedic Assoc     P.O. Box 8963
 401k                                    Wilmington, DE 19899
 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # HAYEK
 PARTNER RE RESTURATION SALARY DEFERRED                               14.7
 PLAN                                    DES MOINES, IA
                                         50309-3702
 Delaware Charter Guarantee & Trust                                    7.4
 FBO State Fair of Texas 401k Retirment  P.O. Box 8963
 Plan                                    Wilmington, DE 19805
 GOVERNMENT SECURITIES FUND - SELECT
 CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd
 F B O Avery Health Care Services Money  Floor                        10.6
 Purchase Plan                            New York, NY 10004

 JP Morgan Chase                         4 New York Plaza, 2nd
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004           19.7
 Trustar                                                              68.5
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              68.5
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - ADVISORS PREFERRED CLASS
 Trustar                                 PO BOX 8963                  65.2
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 Trustar                                 P.O. Box 8963                 7.5
 F B O Hershey Creamery Company 401k     Wilmington, DE 19899
 Saving Plan
 JP Morgan Chase                                                       5.1
 F B O CableTelevision Advertising       4 New York Plaza, 2nd
  Bureau Inc Employee 401(k) Retirement  Floor
 Plan                                    New York, NY 10004

 Trustar                                                               5.5
 F B O Chestnut Health Systems Inc TSA   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               9.1
 F B O Anthony Timberlands Inc 401 ( k   P.O. Box 8963
 ) Plan and Trust                        Wilmington, DE 19899
 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - ADVISORS SELECT CLASS
 DELAWARE CHARTER GUARANTEE & TRUST FBO                               41.8
 PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               9.2
 F B O Memorial Hospital of Texas        P.O. Box 8963
 County 403b Plan                        Wilmington, DE 19899
 Trustar                                                              36.2
 FBO Strato Inc 401k PS Plan             P.O. Box 8963
                                         Wilmington, DE 19899


 HIGH QUALITY INTERMEDIATE-TERM BOND
 FUND - PREFERRED CLASS
 CHASE MANHATTAN BANK NA                 1 CHASE SQ                   62.4
 FBO CHIEF INDUSTRIES THRIFT PLAN        ROCHESTER, NY
                                         14643-0001
 Chase Manhattan Bank NA                                              11.2
 F B O Cancer Therapy & Research         One Chase Square
 Foundation Money Purchase               Rochester, NY 14643
 WELLS FARGO TRUST COMPANY TRUSTEE                                     6.0
 FBO WORLD INSURANCE EXECUTIVE SERP PLN
 ATTN DEANNA SWERTZIC                    1919 DOUGLAS ST
                                         OMAHA, NE 68102-1317

 Trustar                                                              10.0
 FBO Drew Ford / Volkswagen / Hyundai    P.O. Box 8963
 401(k)                                  Wilmington, DE 19899
 HIGH QUALITY LONG-TERM BOND FUND -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                                                      32.9
 F B O CableTelevision Advertising       4 New York Plaza, 2nd
 Bureau Inc Employee 401(k) Retirement   Floor
 Plan                                    New York, NY 10004

 TRUSTAR                                 PO BOX 8963
 FBO SECTION 403(B) RETIREMENT PLAN      WILMINGTON, DE               64.4
 MARION GENERAL HOSPITAL INC             19899-8963

 HIGH QUALITY LONG-TERM BOND FUND -
 ADVISORS SELECT CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd         5.3
 F B O Parkview Community Hospital       Floor
  Medical Center 401a Plan               New York, NY 10004
 Trustar                                                              57.7
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                 P.O. Box 8963                20.3
 F B O Duro Textile Employees Savings    Wilmington, DE 19899
 Plan
 Trustar                                 P.O. Box 8963                10.3
 F B O Cosmolab 401(k) Plan              Wilmington, DE 19899

 HIGH QUALITY LONG-TERM BOND FUND -
 PREFERRED CLASS
 Indiana Trust & Investment Manage       3930 Edison Lakes            16.1
 F B O Muncie Aviation Profit Sharing &  Parkway, Suite 25
 Savings Plan                            Mishawaka, IN 46546
 Indiana Trust & Investment Manage                                     7.4
 F B O Indiana Trust and Investment      3930 Edison Lakes
 Management Trust Company 401(k) Profit  Parkway, Suite 25
 Sharing Plan                            Mishawaka, IN 46546

 Indiana Trust & Investment Manage       3930 Edison Lakes            27.7
 F B O Speedgrip Chuck Inc Profit        Parkway, Suite 25
 Sharing Plan & Trust                    Mishawaka, IN 46546
 Indiana Trust & Investment Manage       3930 Edison Lakes            14.2
 F B O Laidig Inc Employees Retirement   Parkway, Suite 25
 Plan                                    Mishawaka, IN 46546
 Indiana Trust & Investment Manage                                    10.0
 F B O Midland Engineering Co Inc        3930 Edison Lakes
  Employees Profit Sharing Plan & Trust  Parkway, Suite 25
                                         Mishawaka, IN 46546

 HIGH QUALITY SHORT-TERM BOND FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                 PO BOX 8963                  99.9
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 HIGH QUALITY SHORT-TERM BOND FUND -
 ADVISORS SELECT CLASS
 Trustar                                                             100.0
 F B O Souther Lumber Company 401(k)     P.O. Box 8963
                                         Wilmington, DE 19899


 HIGH QUALITY SHORT-TERM BOND FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                 One Chase Square             90.4
 F B O The Wesleyan Church Pension Plan  Rochester, NY 14643

 INTERNATIONAL EMERGING MARKETS FUND -
 ADVISORS PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   31.9
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 INTERNATIONAL EMERGING MARKETS FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   33.5
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 INTERNATIONAL FUND I - ADVISORS
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   30.2
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                              13.1
 F B O Rhode Island Distributing
 Company 401(k) Profit Sharing Plan      P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                              11.3
 F B O SVH Group 401k Profit Sharing     P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                              11.0
 F B O Health Alliance 401(k) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              14.0
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                    7.6
 FBO Kool Chevrolet Inc Savings and      P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19805
 INTERNATIONAL FUND I - ADVISORS SELECT
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   23.0
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                 P.O. Box 8963                11.3
 F B O X-Ray Industries Inc TDS Plan     Wilmington, DE 19899

 Trustar                                                              15.4
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                               6.7
 F B O Acuitive Incorporated 401k        P.O. Box 8963
  Profit Sharing Plan                    Wilmington, DE 19899
 Trustar                                                              16.5
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 INTERNATIONAL FUND I - INSTITUTIONAL
 CLASS
 POST RETIREMENT MEDICAL BENEFITS        PRINCIPAL FINANCIAL          12.6
 INDIVIDUAL FIELD 5073                   GROUP
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480

 PML TRUST FOR WELFARE BENEFITS                                        5.4
 PLAN FOR RETIRED HO & FIELD EMPLOYEES   PRINCIPAL FINANCIAL
  LIFE COVERAGE 5016                     GROUP
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480


 PML TRUST FOR WELFARE BENEFITS                                        8.3
 PLAN FOR RETIRED AGENTS MNGRS SPRVSRS   PRINCIPAL FINANCIAL
 HEALTH COVERAGE 5025                    GROUP
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480


 POST RET LIFE FOR HO & FLD 5076         PRINCIPAL FINANCIAL
 ATTN CRYSTAL MORRIS S-003-S60           GROUP                         5.1
                                         DES MOINES, IA
                                         50392-0480
 POST RETIREMENT MEDICAL BENEFITS HO &   PRINCIPAL FINANCIAL
 FLD 5072                                GROUP                        63.6
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480
 INTERNATIONAL FUND I - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   35.9
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                               5.9
 F B O Cancer Therapy & Research         One Chase Square
 Foundation Money Purchase               Rochester, NY 14643
 JP Morgan Chase                                                      15.6
 F B O Capital District Physicians       4 New York Plaza, 2nd
 Health Plan Inc 401(k) Profit Sharing   Floor
 Plan & Trust                            New York, NY 10004

 Trustar                                                              13.6
 F B O Moran Towing Corporation Fleet
 Employee Retirement Plan                P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.4
 FBO Arthur H Thomas Savings and         P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 INTERNATIONAL FUND I - SELECT CLASS
 TRUSTAR                                 PO BOX 8963                   9.6
 F B O N GLANTZ & SON LLC PROFIT         WILMINGTON, DE
 SHARING PLAN                            19899-8963
 INTERNATIONAL FUND II - ADVISORS
 PREFERRED CLASS
 Trustar                                 PO BOX 8963                  40.7
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                         4 New York Plaza, 2nd         5.7
 F B O Center for Effective Public       Floor
 Policy Inc 401(k) Savings Plan          New York, NY 10004
 TRUSTAR                                                              25.0
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                               7.2
 F B O Ed Herrington Inc 401k Profit     P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               9.4
 F B O Drive Train Industries 401k       P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 INTERNATIONAL FUND II - ADVISORS
 SELECT CLASS
 TRUSTAR                                 PO BOX 8963                   5.6
 F B O NATIONAL AUTOMATED CLEARING       WILMINGTON, DE
 HOUSE                                   19899-8963
 JP Morgan Chase                                                      17.8
 F B O National Automated Clearing       4 New York Plaza, 2nd
 House Association 401(k) Plan           Floor
                                         New York, NY 10004

 Trustar                                                              35.2
 F B O Finance America 401k elective     P.O. Box 8963
 Def P/S                                 Wilmington, DE 19899
 Trustar                                                              30.1
 FBO Souther Lumber Company 401(k)       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.6
 FBO Barksdale Bonding & Insurance Inc   P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 INTERNATIONAL FUND II - INSTITUTIONAL
 CLASS
 LIFETIME 2010 FUND                                                    5.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                    8.6
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   10.7
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  67.9
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 INTERNATIONAL FUND II - PREFERRED
 CLASS
 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2          11.1
 FBO KENTUCKY BANKERS ASSOCIATION 401A   NEW YORK, NY
                                         10004-2413
 TRUSTAR TRUSTEE                         PO BOX 8963                  11.9
 FBO SHEET METAL WORKERS SILGAN PROD     WILMINGTON, DE
                                         19899-8963
 Trustar                                                              36.0
 F B O Computer Applications             P.O. Box 8963
 Specialists Inc 401(k)                  Wilmington, DE 19899
 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # HAYEK        15.3
 PARTNER RE RESTURATION SALARY DEFERRED  DES MOINES, IA
 PLAN                                    50309-3702
 Trustar                                                              23.3
 FBO JM Murray Center Inc Pension Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 INTERNATIONAL FUND II - SELECT CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        78.3
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        21.6
 F B O Avery Health Care Services Money  Floor
 Purchase Plan                           New York, NY 10004
 LARGECAP GROWTH FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd         8.6
 F B O Fraser LTD Tax Sheltered          Floor
 Retirement Annuity Plan                 New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        21.2
 F B O Professional Counseling Services  Floor
 403b Plan                               New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        12.9
 F B O Target Specialty Products 401k    Floor
 profit sharing plan                     New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        57.2
 F B O Western Exterminator Co 401(k)    Floor
                                         New York, NY 10004
 LARGECAP GROWTH FUND - ADVISORS SELECT
 CLASS
 Trustar                                                              63.2
 F B O Steere Enterprises Inc (401K)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              36.3
 F B O Robbins Motor Transportation Inc  P.O. Box 8963
 401k plan                               Wilmington, DE 19899
 LARGECAP GROWTH FUND - INSTITUTIONAL
 CLASS
 LIFETIME 2010 FUND                                                   10.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   19.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                    8.2
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2050 FUND                                                    5.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   24.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 POST RETIREMENT MEDICAL BENEFITS HO &   PRINCIPAL FINANCIAL
 FLD 5072                                GROUP                        18.9
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480
 LARGECAP GROWTH FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   43.2
 FBO PRINCIPAL FINANCIAL GROUP           711 HIGH STREET
 ATTN:  RIS NPIO TRADE DESK              DES MOINES, IA 50392


 Chase Manhattan Bank NA                                              49.9
 F B O MacNeil/Lehrer Productions        One Chase Square
 Savings and 401(k) Plan                 Rochester, NY 14643
 LARGECAP GROWTH FUND - SELECT CLASS
 JP Morgan Chase                                                       9.5
 F B O Orange County Association of      4 New York Plaza, 2nd
 Realtors Inc Profit Sharing Plan        Floor
                                         New York, NY 10004

 JP Morgan Chase                                                      80.2
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 JP Morgan Chase                                                       7.2
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 LARGECAP S&P 500 INDEX FUND - ADVISORS
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   13.3
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               7.1
 F B O Bioproducts Inc 401k Plan         P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.1
 F B O Bioproducts Inc 401k Plan         P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.0
 F B O Health Alliance 401(k) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.4
 F B O Chino Valley Bank 401k & Profit   P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                              11.1
 F B O Caliber Associates Inc 401k       P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                               5.1
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               7.8
 F B O New Jersey State Medical
 Underwriters Inc Retirement Savings     P.O. Box 8963
                                         Wilmington, DE 19899



 LARGECAP S&P 500 INDEX FUND - ADVISORS
 SELECT CLASS
 Trustar                                                              17.4
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 LARGECAP S&P 500 INDEX FUND -
 INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                   16.9
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   26.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                   10.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2050 FUND                                                    6.4
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME STRATEGIC INCOME FUND                                        5.9
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   32.9
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LARGECAP S&P 500 INDEX FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    6.3
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               5.0
 F B O Southwire Company Salaried 401    P.O. Box 8963
 (k) Plan                                Wilmington, DE 19899
 Trustar                                                               6.8
 FBO St Anthonys Medical Center 401(k)   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 LARGECAP S&P 500 INDEX FUND - SELECT
 CLASS
 TRUSTAR                                 PO BOX 8963                  25.4
 F B O N GLANTZ & SON LLC PROFIT         WILMINGTON, DE
 SHARING PLAN                            19899-8963
 JP Morgan Chase                         4 New York Plaza, 2nd         6.0
 F B O Avery Health Care Services Money  Floor
 Purhase Plan                            New York, NY 10004
 Trustar                                                              51.7
 F B O Delmarva Foundation for           P.O. Box 8963
 Medication Care Inc MP Plan             Wilmington, DE 19899
 LARGECAP VALUE FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                                              99.0
 F B O Imperial Home Decor Group 401k    P.O. Box 8963
                                         Wilmington, DE 19899
 LARGECAP VALUE FUND - ADVISORS SELECT
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   49.5
 FBO PRINCIPAL ADVANTAGE TRUST           711 HIGH STREET
 ATTN:  RIS NPIO TRADE DESK              DES MOINES, IA
                                         50392-0200

 JP MORGAN CHASE BANK                    3 CHASE METROTECH CTR         5.3
 FBO THE RETIREMENT PLAN OF CUMBERLAND   FL 6
 COMMUNITY ACTION PROGRAM INC            BROOKLYN, NY
                                         11245-0001

 Trustar                                                               5.1
 F B O Cosmolab 401(k) Plan              P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              11.8
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 LARGECAP VALUE FUND - INSTITUTIONAL
 CLASS
 LIFETIME 2010 FUND                                                   10.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   18.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                    8.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2050 FUND                                                    5.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   23.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 POST RETIREMENT MEDICAL BENEFITS HO &   PRINCIPAL FINANCIAL
 FLD 5072                                GROUP                        19.3
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480
 LARGECAP VALUE FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    8.8
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                              39.9
 F B O MacNeil/Lehrer Productions        One Chase Square
 Savings and 401(k) Plan                 Rochester, NY 14643
 Trustar                                                              25.5
 F B O Computer Applications             P.O. Box 8963
 Specialists Inc 401(k)                  Wilmington, DE 19899
 MIDCAP BLEND FUND - ADVISORS PREFERRED
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   59.4
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               7.0
 F B O Yaggy Colby & Associate Inc       P.O. Box 8963
 401(k) Profit Sharing Plan              Wilmington, DE 19899
 Trustar                                                               5.3
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                    6.7
 FBO Federation of State Boards of
 Physical Therapy 401(k) Plan            P.O. Box 8963
                                         Wilmington, DE 19805

 MIDCAP BLEND FUND - ADVISORS SELECT
 CLASS
 Trustar                                                              17.4
 F B O Cosmolab 401(k) Plan              P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.0
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 MIDCAP BLEND FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   72.6
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 BANKERS TRUST COMPANY TRUSTEE                                         6.2
 FBO AMERICAN MULTI CINEMA INC DEFERRED  665 LOCUST ST # RAINEY
 COMP PLAN                               DES MOINES, IA
                                         50309-3702

 MIDCAP GROWTH FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        99.9
 F B O Fraser LTD Tax Sheltered          Floor
 Retirement Annuity Plan                 New York, NY 10004
 MIDCAP GROWTH FUND - ADVISORS SELECT
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    7.0
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               6.1
 F B O X-Ray Industries Inc TDS Plan     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              86.7
 F B O Envirocon Inc 401(k) Retirement   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 MIDCAP GROWTH FUND - INSTITUTIONAL
 CLASS
 WACHOVIA BANK FBO VARIOUS RETIREMENT    1525 WEST WT HARRIS
 PLANS 9888888836 NC 1151                BLVD                         99.8
                                         CHARLOTTE, NC
                                         28288-1151
 MIDCAP GROWTH FUND - PREFERRED CLASS
 Chase Manhattan Bank NA                                              27.9
 F B O CARING INC 401K PROFIT SHARING    One Chase Square
 PLAN                                    Rochester, NY 14643
 NPGC NON-QUALIFIED DEFERRED COMPE       PO BOX 29                    71.9
 ATTN: LEIMKUHLER LYLE                   SAINT JOSEPH, MO
                                         64502-0029
 MIDCAP S&P 400 INDEX FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        13.4
 F B O Walker Methodist 401a Retirement  Floor
 Savings Plan                            New York, NY 10004
 Trustar                                                               8.2
 F B O Health Alliance 401(k) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.4
 F B O Health Alliance 403(b) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 TRUSTAR                                                               7.6
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                              21.6
 F B O Air Techniques Inc Employee       P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 Chase Manhattan Bank NA                 One Chase Square             31.9
 F B O The Wesleyan Church Pension Plan
                                         Rochester, NY 14643
 MIDCAP S&P 400 INDEX FUND - ADVISORS
 SELECT CLASS
 TRUSTAR TRUSTEE                                                       6.3
 FBO CHERNER AUTOMOTIVE GROUP INC        PO BOX 8963
 ATTN ROSALIE BREDBENNER                 WILMINGTON, DE
                                         19899-8963

 Trustar                                                               7.8
 F B O Capitol Sprinkler Contracting     P.O. Box 8963
 Inc 401k plan                           Wilmington, DE 19899
 JP Morgan Chase                         4 New York Plaza, 2nd         6.2
 F B O Convalescent Home for Children    Floor
 Company                                 New York, NY 10004
 Trustar                                                               7.0
 F B O Magarity Chevrolet-Ford           P.O. Box 8963
 Incorporated 401(k) Plan                Wilmington, DE 19899
 Trustar                                                              19.4
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 MIDCAP S&P 400 INDEX FUND - PREFERRED
 CLASS
 Trustar                                                               8.3
 F B O National Geographic 403(b) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              10.9
 F B O The Washington Trust Company      P.O. Box 8963
 401(k) Plan                             Wilmington, DE 19899
 MIDCAP S&P 400 INDEX FUND - SELECT
 CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd         9.0
 F B O Avery Health Care Services Money  Floor
 Purhase Plan                            New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        14.1
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004
 Trustar                                                               9.2
 F B O Viking Drill & Tool Inc
 Employees Retirement Savings Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                              58.2
 F B O Delmarva Foundation for           P.O. Box 8963
 Medication Care Inc MP Plan             Wilmington, DE 19899
 Trustar                                                               7.4
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 MIDCAP VALUE FUND - ADVISORS PREFERRED
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                  100.0
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 MIDCAP VALUE FUND - ADVISORS SELECT
 CLASS
 Trustar                                                              80.7
 F B O C B Flooring LLC 401 (K) Plan     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              19.2
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 MIDCAP VALUE FUND - INSTITUTIONAL
 CLASS
 WACHOVIA BANK FBO VARIOUS RETIREMENT    1525 WEST WT HARRIS
 PLANS 9888888836 NC 1151                BLVD                         98.1
                                         CHARLOTTE, NC
                                         28288-1151
 MIDCAP VALUE FUND - PREFERRED CLASS
 FLORIDA APPLE WEST LLC NQ EXCESS        1 W 4TH ST                    7.7
 ATTN SHANA HUR                          WINSTON-SALEM, NC
                                         27101-3806
 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # RAINEY
 GREAT LAKES ENERGY PARTNERS LLC                                      25.8
 DEFERRED COMP PLAN                      DES MOINES, IA
                                         50309-3702
 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # HAYEK        41.7
 PARTNER RE RESTURATION SALARY DEFERRED  DES MOINES, IA
 PLAN                                    50309-3702
 WEST BEND MUTUAL INSURANCE CO DEF        665 LOCUST ST                15.0
 ATTN ANJI HAYEK                         DES MOINES, IA
                                         50309-3702
 MIDCAP VALUE FUND - SELECT CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        85.3
 F B O Avery Health Care Services Money  Floor
 Purhase Plan                            New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        14.6
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004
 MONEY MARKET FUND - ADVISORS PREFERRED
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST      711 HIGH STREET              85.5
 FBO PRINCIPAL ADVANTAGE TRUST           DES MOINES, IA 50392
 ATTN:  RIS NPIO TRADE DESK
 Trustar                                                              11.9
 F B O Percussion Software 401 (k)       P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 MONEY MARKET FUND - ADVISORS SELECT
 CLASS
 Trustar                                                              23.3
 F B O John W Kennedy Co Inc Profit      P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                              10.8
 F B O Southern Lumber Company 401(k)    P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                 PO BOX 8963                  18.7
 FBO Falcon Steel Company Inc 401(k)     WILMINGTON, DE
 Plan                                    19899-8963
 Trustar                                 PO BOX 8963                  37.7
 FBO Helmark Steel Company Inc 401k      WILMINGTON, DE
 Plan                                    19899-8963
 MONEY MARKET FUND - INSTITUTIONAL
 CLASS
 LIFETIME 2010 FUND                                                   53.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME STRATEGIC INCOME FUND                                       46.6
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 MONEY MARKET FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   14.7
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 TRUSTAR TRUSTEE                         PO BOX 8963                  20.0
 FBO SHEET METAL WORKERS SILGAN PROD     WILMINGTON, DE
                                         19899-8963
 Trustar                                                              27.7
 F B O Southwire Balanced Fund           P.O. Box 8963
 (Retirement Plan)                       Wilmington, DE 19899
 Trustar                                                              17.1
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        12.0
 F B O Virginia Education Association     Floor
 401(k) Retirement Plan                  New York, NY 10004
 Trustar                                                               6.5
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               9.3
 F B O Arkansas Valley Regional Medical  P.O. Box 8963
 Center 401K                             Wilmington, DE 19899
 Trustar                                                               5.2
 F B O New York Primary Care PC 401 (k)  P.O. Box 8963
 Profit Sharing Plan Trust               Wilmington, DE 19899


 TRUSTAR                                                               5.9
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                               5.5
 F B O Air Techniques Inc Employee       P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 Trustar                                                               5.8
 F B O Drive Train Industries 401k       P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              12.9
 FBO Weiss-Aug Co Inc 401(k) Savings     P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Delaware Charter Guarantee & Trust      P.O. Box 8963                 8.0
 FBO Kool Chevrolet Inc Savings and      Wilmington, DE 19805
 Retirement Plan
 PARTNERS LARGECAP BLEND FUND -
 ADVISORS SELECT CLASS
 Trustar                                                              10.8
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                               9.8
 F B O NYSARC Inc Sullivan County        P.O. Box 8963
 Chapter 401(k) Plan                     Wilmington, DE 19899
 Trustar                                 P.O. Box 8963                20.3
 FBO Bridgestone APM Company 401k Plan   Wilmington, DE 19899

 Trustar                                                              13.4
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS LARGECAP BLEND FUND -
 PREFERRED CLASS
 Alvarez and Marsal Inc (401K)           599 Lexington Ave,           11.2
 F B O Alvarez & Marsal Inc 401(k)       Suite 2700
 Profit Sharing Plan                     New York, NY 10022
 JP Morgan Chase                                                       8.4
 F B O Public Housing Agency of the      4 New York Plaza, 2nd
 City of St Paul 401(a)MPP Plan          Floor
                                         New York, NY 10004

 JP Morgan Chase                                                       7.9
 F B O Capital District Physicians       4 New York Plaza, 2nd
 Health Plan Inc 401(k) Profit Sharing   Floor
 Plan & Trust                            New York, NY 10004

 Trustar                                                               7.6
 F B O Moran Towing Corporation Fleet
 Employee Retirement Plan                P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.2
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              11.6
 F B O Carraway Methodist Health System  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              17.6
 FBO St Anthonys Medical Center 401( k)  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                              11.0
 FBO Arthur H Thomas Savings and         P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 PARTNERS LARGECAP BLEND FUND - SELECT
 CLASS
 Trustar                                 P.O. Box 8963
 FBO Bulgari Employees Savings Plan      Wilmington, DE 19899         53.0
 PARTNERS LARGECAP BLEND FUND I -
 ADVISORS PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   50.6
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 DELAWARE CHARTER GUARANTEE & TRUST                                   41.1
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 PARTNERS LARGECAP BLEND FUND I -
 ADVISORS SELECT CLASS
 Trustar                                                              23.9
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 Trustar                                                              30.6
 F B O Jerrys Automotive Group 401k      P.O. Box 896
 Profit Sharing Plan                     Wilmington, DE 19899


 PARTNERS LARGECAP BLEND FUND I -
 PREFERRED CLASS
 Chase Manhattan Bank NA                                              16.2
 F B O Applewood Centers Inc Tax         One Chase Square
 Deferred Annuity Plan                   Rochester, NY 14643
 Chase Manhattan Bank NA                                              10.3
 F B O Applewod Centers Inc Defined      One Chase Square
 Contribution Pension Plan               Rochester, NY 14643
 PARTNERS LARGECAP GROWTH FUND I -
 ADVISORS PREFERRED CLASS
 Trustar                                 PO BOX 8963                  10.5
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                         4 New York Plaza, 2nd         8.0
 F B O Western Exterminator Co 401(k)    Floor
                                         New York, NY 10004
 Trustar                                                               5.1
 F B O Rhode Island Distributing         PO BOX 8963
 Company 401(k) Profit Sharing Plan      WILMINGTON, DE
                                         19899-8963

 Trustar                                                              27.2
 F B O Chino Valley Bank 401k & Profit   P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               5.7
 F B O New Jersey State Medical
 Underwriters Inc Retirement Savings     P.O. Box 8963
                                         Wilmington, DE 19899

 PARTNERS LARGECAP GROWTH FUND I -
 ADVISORS SELECT CLASS
 Trustar                                                               5.0
 F B O X-Ray Industries Inc TDS Plan     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.6
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                               5.0
 F B O Acme Corrugated Box Co Inc        P.O. Box 8963
 Profit Sharing (401k)                   Wilmington, DE 19899
 Trustar                                                               9.5
 F B O Jerrys Automotive Group 401k      P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                               9.4
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND I -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS LARGECAP GROWTH FUND I -
 PREFERRED CLASS
 CHASE MANHATTAN BANK NA                 1 CHASE SQ                    5.5
 FBO CHIEF INDUSTRIES THRIFT PLAN        ROCHESTER, NY
                                         14643-0001
 Chase Manhattan Bank NA                                              13.1
 F B O Hartz Mountain Group 401K plan    One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               8.5
 F B O Bank Administration Institute     One Chase Square
 401K Plan                               Rochester, NY 14643
 Trustar                                                               8.3
 F B O National Geographic 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              11.5
 F B O The Washington Trust Company      P.O. Box 8963
 401(k) Plan                             Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND I -
 SELECT CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd         8.8
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004
 JP Morgan Chase                                                       5.3
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 Trustar                                                              76.8
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND II -
 ADVISORS PREFERRED CLASS
 Trustar                                 PO BOX 8963                  11.7
 FBO Flavine North America Inc 401k      WILMINGTON, DE
 Plan                                    19899-8963
 Trustar                                                              22.7
 F B O Drive Train Industries 401k       P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              13.5
 FBO Mi T M Corporation 401k Plan        P.O. Box 8963
                                         Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                   32.0
 FBO Kool Chevrolet Inc Savings and      P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19805
 PARTNERS LARGECAP GROWTH FUND II -
 ADVISORS SELECT CLASS
 Trustar                                                              11.0
 FBO Union Bank & Trust Co 401(k)        P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              21.0
 FBO McClendon Resources Inc             P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.3
 FBO W B McCloud & Co Inc 401(k) Profit  P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                              16.7
 FBO Barksdale Bonding & Insurance Inc   P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 PARTNERS LARGECAP GROWTH FUND II -
 INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                   11.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   19.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                    8.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2050 FUND                                                    5.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   24.4
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  27.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS LARGECAP GROWTH FUND II -
 PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2          21.3
  FBO KENTUCKY BANKERS ASSOCIATION 401A  NEW YORK, NY
                                         10004-2413
 PARTNERS LARGECAP VALUE FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                 PO BOX 8963                   7.9
 F B O Bard Manufacturing Co Savings     WILMINGTON, DE
 and Profit Sharing Plan                 19899-8963
 Trustar                                 PO BOX 8963                   5.3
 F B O Harrington Industrial Plastics    WILMINGTON, DE
 Inc 401(k)                              19899-8963
 Trustar                                 PO BOX 8963                  18.0
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                         4 New York Plaza, 2nd        12.8
 F B O Virginia Education Association    Floor
 401(k) Retirement Plan                  New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd
 F B O Western Exterminator Co 401(k)    Floor                         9.8
                                         New York, NY 10004

 Trustar                                                               7.4
 F B O Air Techniques Inc Employee       P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 PARTNERS LARGECAP VALUE FUND -
 ADVISORS SELECT CLASS
 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2           7.0
 FBO PACKAGING SERVICES OF MARYLAND INC  NEW YORK, NY
                                         10004-2413
 Trustar                                                               6.0
 F B O Ottenbergs Bakers Inc 401( k)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.0
 F B O Bodon Industries Inc 401k Profit  P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               5.9
 F B O Sabre Systems Inc 401 (k) Plan    P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.6
 F B O Adirondack Cardiology Associates
 P C 401(K) Profit Sharing               P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               5.6
 F B O ICICI Infotech Inc 401k           P.O. Box 8963
 Retirement                              Wilmington, DE 19899
 Trustar                                                               6.4
 FBO Bridgestone APM Company 401k Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS LARGECAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  91.7
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS LARGECAP VALUE FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    6.7
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                               8.8
 F B O Med Health System Inc 403 b Plan  One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               5.2
 F B O Hartz Mountain Group 401K plan    One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               5.9
 F B O Bank Administration Institute     One Chase Square
 401K Plan                               Rochester, NY 14643
 Trustar                                                               8.1
 F B O National Geographic 403(b) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 JP Morgan Chase                                                       6.4
 F B O Skaggs Community Health Center    4 New York Plaza, 2nd
 401(a) Money Purchase Plan              Floor
                                         New York, NY 10004

 Trustar                                                               8.2
 F B O The Washington Trust Company      P.O. Box 8963
 401(k) Plan                             Wilmington, DE 19899
 Trustar                                                               5.6
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Bankers Trust Company TTEE              Anji Hayek 665 Locust         6.0
 FBO Republic Bancorp Def Comp Plan      St.
                                         Des Moines, IA 50304
 PARTNERS LARGECAP VALUE FUND - SELECT
 CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        25.3
 F B O Avery Health Care Services Tax    Floor
 Deferred Annuity Plan                   New York, NY 10004
 JP Morgan Chase                                                       7.9
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 Trustar                                                              63.8
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS MIDCAP GROWTH FUND - ADVISORS
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    8.0
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                 PO BOX 8963                  12.6
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 TRUSTAR                                                              16.8
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                              32.1
 F B O Drive Train Industries 401k       P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 PARTNERS MIDCAP GROWTH FUND - ADVISORS
 SELECT CLASS
 Trustar                                                              26.6
 F B O Precision Color Inc 401k Profit   P.O. Box 8963
 Sharing Plan & Trust                    Wilmington, DE 19899
 Trustar                                                               9.5
 F B O Rainbow Apparel 401(k)            P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar
 F B O Acme Corrugated Box Co Inc        P.O. Box 8963
 Profit Sharing (401k)                   Wilmington, DE 19899          8.9
 Trustar                                                              11.0
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 Trustar                                                              20.7
 FBO W B McCloud & Co Inc 401(k) Profit  P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 PARTNERS MIDCAP GROWTH FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   14.5
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 TRUSTAR                                 PO BOX 8963                   5.1
 FBO SYMPHONY FABRICS CORP (401K)        WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                                                      10.9
 F B O Capital District Physicians       4 New York Plaza, 2nd
 Health Plan Inc 401(k) Profit Sharing   Floor
 Plan & Trust                            New York, NY 10004

 Trustar                                                              13.2
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              32.5
 FBO St Anthonys Medical Center 401(k)   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                 PO BOX 8963                  16.1
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 Trustar                                                               6.3
 F B O Health Alliance 401(k) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               6.3
 F B O Health Alliance 403(b) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              14.1
 F B O Bard Manufacturing Co Savings     P.O. Box 8963
 and Profit Sharing Plan                 Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND - ADVISORS
 SELECT CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    6.8
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                               5.2
 F B O Robbins Motor Transportation Inc  P.O. Box 8963
 401k plan                               Wilmington, DE 19899
 Trustar                                                               6.1
 F B O Souther Lumber Company 401(k)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              14.2
 F B O Union Bank & Trust Co 401(k)      P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                               9.3
 FBO Rossi Wood Products Inc 401(k) PS   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               9.7
 FBO Rossi American Hardwoods Inc        P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  98.5
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS MIDCAP VALUE FUND - PREFERRED
 CLASS
 Chase Manhattan Bank NA                                               8.9
 F B O Med Health System Inc 403 b Plan  One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               8.8
 F B O Hartz Mountain Group 401K plan    One Chase Square
                                         Rochester, NY 14643
 JP Morgan Chase                                                      13.4
 F B O Capital District Physicians       4 New York Plaza, 2nd
 Health Plan Inc 401(k) Profit Sharing   Floor
 Plan & Trust                            New York, NY 10004

 Trustar                                                               7.7
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.6
 F B O Safeguard Scientifics Inc         P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 PARTNERS MIDCAP VALUE FUND - SELECT
 CLASS
 Trustar                                                              23.6
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS SMALLCAP BLEND FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  32.3
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS SMALLCAP GROWTH FUND I -
 ADVISORS PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    6.2
  FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                              25.9
 F B O Atlantic Corporation of           P.O. Box 8963
 Wilmington Inc 401(k) PS Plan           Wilmington, DE 19805
 Trustar                                                              17.5
 F B O SVH Group 401k Profit Sharing     P.O. Box 8963
 Plan                                    Wilmington, DE 19805
 JP Morgan Chase                         4 New York Plaza, 2nd         7.6
 F B O Western Exterminator Co 401(k)    Floor
                                         New York, NY 10004
 PARTNERS SMALLCAP GROWTH FUND I -
 ADVISORS SELECT CLASS
 Trustar                                                               5.3
  F B O Robbins Motor Transportation     P.O. Box 8963
  Inc 401k plan                          Wilmington, DE 19899
 Trustar                                                              17.4
 F B O Ottenbergs Bakers Inc 401( k)     P.O. Box 8963
                                         Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                   10.1
 FBO Atlas Mineral & Chemical Inx
 Employees 401k Savings Plan             P.O. Box 8963
                                         Wilmington, DE 19805

 PARTNERS SMALLCAP GROWTH FUND I -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  98.8
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS SMALLCAP GROWTH FUND I -
 PREFERRED CLASS
 Chase Manhattan Bank NA                                               5.2
 F B O Med Health System Inc 403 b Plan  One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               9.2
 F B O Adelphoi Village Inc 401(k) PLan  One Chase Square
                                         Rochester, NY 14643
 Trustar                                                              19.6
 F B O Computer Applications             P.O. Box 8963
 Specialists Inc 401(k)                  Wilmington, DE 19899
 Trustar                                                               5.6
 F B O The Washington Trust Company      P.O. Box 8963
 401(k) Plan                             Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND II -
 ADVISORS PREFERRED CLASS
 Trustar                                                              23.0
 F B O Rhode Island Distributing
 Company 401(k) Profit Sharing Plan      P.O. Box 8963
                                         Wilmington, DE 19899

 JP Morgan Chase                         4 New York Plaza, 2nd         6.3
 F B O American Hotel and Lodging        Floor
 Association 401k Plan                   New York, NY 10004
 Trustar                                                              23.2
 F B O Chino Valley Bank 401k & Profit   P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               8.6
 F B O Arkansas Valley Regional Medical  P.O. Box 8963
 Center 401K                             Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                    5.7
 FBO Kool Chevrolet Inc Savings and      P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19805
 PARTNERS SMALLCAP GROWTH FUND II -
 ADVISORS SELECT CLASS
 Trustar                                                               6.5
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 JP Morgan Chase                         4 New York Plaza, 2nd         8.1
 F B O Good Shepherd Lutheran Home 403   Floor
 (b) Plan                                New York, NY 10004
 Trustar                                                               6.2
 F B O Envirocon Inc 401(k) Retirement   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               9.4
 F B O Acuitive Incorporated 401k        P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              15.3
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 Trustar                                                               8.7
 F B O Jerrys Automotive Group 401k      P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              11.6
 FBO W B McCloud & Co Inc 401(k) Profit  P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 JP Morgan Chase Bank                    3 Chase Metrotech             5.1
 FBO Greenwood Village South Tax         Center, 6th Floor
 Sheltered Annuity Retirement Plan       Brooklyn, NY 11245
 PARTNERS SMALLCAP GROWTH FUND II -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  93.5
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS SMALLCAP GROWTH FUND II -
 PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2           6.7
 FBO KENTUCKY BANKERS ASSOCIATION 401A   NEW YORK, NY
                                         10004-2413
 Trustar                                                              10.6
 F B O Moran Towing Corporation 401k     P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                              31.0
 F B O Moran Towing Corporation Fleet
 Employee Retirement Plan                P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               9.0
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               6.2
 F B O Safeguard Scientifics Inc         P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                    5.3
 FBO State Fair of Texas 401k Retirment  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                              15.9
 FBO Arthur H Thomas Savings and         P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 PARTNERS SMALLCAP GROWTH FUND II -
 SELECT CLASS
 TRUSTAR                                 PO BOX 8963                  84.5
 F B O N GLANTZ & SON LLC PROFIT         WILMINGTON, DE
 SHARING PLAN                            19899-8963
 Trustar                                                               8.5
 F B O Viking Drill & Tool Inc
 Employees Retirement Savings Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.4
 FBO Bulgari Employees Savings Plan      P.O. Box 8963
                                         Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND -
 ADVISORS PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        12.7
 F B O Western Exterminator Co 401(k)    Floor
                                         New York, NY 10004
 Trustar                                                              19.0
 F B O Health Alliance 401(k) Plan       P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              26.4
 F B O Bard Manufacturing Co Savings     P.O. Box 8963
 and Profit Sharing Plan                 Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND -
 ADVISORS SELECT CLASS
 TRUSTAR TRUSTEE                                                       5.3
 FBO CHERNER AUTOMOTIVE GROUP INC        PO BOX 8963
  ATTN ROSALIE BREDBENNER                WILMINGTON, DE
                                         19899-8963

 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2          10.9
 FBO PACKAGING SERVICES OF MARYLAND INC  NEW YORK, NY
                                         10004-2413
 Trustar                                                               5.7
 F B O Steere Enterprises Inc (401K)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.8
 F B O Ottenbergs Bakers Inc 401(k)      P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.8
 F B O Staley Elevator Company 401k      P.O. Box 8963
 profit sharing plan                     Wilmington, DE 19899
 Trustar                                                               5.7
 F B O Souther Lumber Company 401(k)     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               8.1
 F B O Higgins Development Partners LLC
 401 ( k ) Savings and Profit            P.O. Box 8963
                                         Wilmington, DE 19899

 PARTNERS SMALLCAP VALUE FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS SMALLCAP VALUE FUND -
 PREFERRED CLASS
 CHASE MANHATTAN BANK NA                 1 CHASE SQ                   16.7
 FBO CHIEF INDUSTRIES THRIFT PLAN        ROCHESTER, NY
                                         14643-0001
 JP Morgan Chase                         4 New York Plaza, 2nd         9.8
 F B O Education Minnesota 401a          Floor
 Retirement Plan                         New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd         5.9
 F B O Public Housing Agency of the      Floor
 City of St Paul 401(a)MPP Plan          New York, NY 10004
 Trustar                                                               9.7
 F B O National Geographic 403(b) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.7
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND - SELECT
 CLASS
 JP Morgan Chase                         4 NEW YORK PLZ FL 2           9.8
 F B O Avery Health Care Services Tax    NEW YORK, NY
 Deferred Annuity Plan                   10004-2413
 JP Morgan Chase                         4 New York Plaza, 2nd        11.6
 F B O Hamilton Madison House Inc Tax    Floor
 Sheltered Annuity                       New York, NY 10004
 PARTNERS SMALLCAP VALUE FUND I -
 ADVISORS PREFERRED CLASS
 Trustar                                                               6.1
 FBO Historic Landmarks Foundation of    P.O. Box 8963
 Indiana Inc 403(b)                      Wilmington, DE 19899
 Trustar                                                              28.3
 FBO Mi T M Corporation 401k Plan        P.O. Box 8963
                                         Wilmington, DE 19899
 Delaware Charter Guarantee & Trust                                   13.4
 FBO Kool Chevrolet Inc Savings and      P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 PARTNERS SMALLCAP VALUE FUND I -
 ADVISORS SELECT CLASS
 Trustar                                                              18.1
 F B O Jerrys Automotive Group 401k      P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                 PO BOX 8963                  24.8
 FBO Nelsons Appliance & Home            WILMINGTON, DE
 Furnishings Inc                         19899-8963
 Trustar                                                               6.6
 F B O ViroPharma Inc 401k Employees     P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 Trustar                                                              11.3
 FBO W B McCloud & Co Inc 401(k) Profit  P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               8.2
 FBO Barksdale Bonding & Insurance Inc   P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899


 PARTNERS SMALLCAP VALUE FUND I -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  81.3
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PARTNERS SMALLCAP VALUE FUND I -
 PREFERRED CLASS
 Trustar                                                              14.7
 FBO Carraway Methodist Health System    P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              13.8
 FBO JM Murray Center Inc Pension Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PREFERRED SECURITIES FUND -
 INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                    8.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   10.4
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                    8.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  67.4
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME 2010 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                                              71.6
 F B O Asbestos Workers Local No 87
 Defined Contribution Pension Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 TRUSTAR                                                              22.7
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 PRINCIPAL LIFETIME 2010 FUND -
 ADVISORS SELECT CLASS
 Trustar                                 PO BOX 8963                  11.0
 F B O Bodon Industries Inc 401k Profit  WILMINGTON, DE
 Sharing Plan                            19899-8963
 Trustar                                                              17.1
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                              49.5
 FBO Laman - Loesch Supply Co 401k P/S   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 JP Morgan Chase Bank                                                  6.0
 FBO Greenwood Village South Tax         3 Chase Metrotech
 Sheltered Annuity Retirement Plan       Center, 6th Floor
                                         Brooklyn, NY 11245

 PRINCIPAL LIFETIME 2010 FUND - CLASS J
 PRINCIPAL LIFE INSURANCE COMPANY CUST   4584 DEER RUN DR              5.6
 IRA OF DAVID C OGG                      OSAGE BEACH, MO
                                         65065-2310
 PRINCIPAL LIFETIME 2010 FUND -
 PREFERRED CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME 2010 FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   11.3
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                               9.4
 F B O Golden Valley Memorial Hospital
 Profit Sharing Retirement Plan 401(a)   One Chase Square
                                         Rochester, NY 14643

 TRUSTAR TRUSTEE                         PO BOX 8963                   7.0
 FBO SHEET METAL WORKERS SILGAN PROD     WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                                                       7.4
 F B O Osteopathic Health Systems of     4 New York Plaza, 2nd
 Texas Retirement Plus Plan              Floor
                                         New York, NY 10004

 JP Morgan Chase                         4 New York Plaza, 2nd         9.1
 F B O Osteopathic Health Systems of TX  Floor
 403b Retirement Plan                    New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd        11.0
 F B O Atchison Hospital Assoc Inc       Floor
 Profit Sharing Plan and Trust           New York, NY 10004
 Trustar                                                              16.3
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 PRINCIPAL LIFETIME 2020 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                                              56.6
 F B O Asbestos Workers Local No 87
 Defined Contribution Pension Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 TRUSTAR                                                              29.1
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 PRINCIPAL LIFETIME 2020 FUND -
 ADVISORS SELECT CLASS
 Trustar                                                              61.4
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                               5.4
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 JP Morgan Chase Bank                                                  6.3
 FBO Greenwood Village South Tax         3 Chase Metrotech
 Sheltered Annuity Retirement Plan       Center, 6th Floor
                                         Brooklyn, NY 11245

 PRINCIPAL LIFETIME 2020 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME 2020 FUND -
 PREFERRED CLASS
 TRUSTAR TRUSTEE                         PO BOX 8963                   6.0
 FBO SHEET METAL WORKERS SILGAN PROD     WILMINGTON, DE
                                         19899-8963
 JP Morgan Chase                         4 New York Plaza, 2nd         8.5
 F B O Osteopathic Health Systems of TX  Floor
 403b Retirement Plan                    New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd         8.0
 F B O Atchison Hospital Assoc Inc       Floor
 Profit Sharing Plan and Trust           New York, NY 10004
 Trustar                                                              24.4
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              22.6
 FBO Arthur H Thomas Savings and         P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2030 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                                              50.4
 F B O Asbestos Workers Local No 87
 Defined Contribution Pension Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.5
 F B O Percussion Software 401 (k)       P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 Trustar                                                              20.2
 F B O Arkansas Valley Regional Medical  P.O. Box 8963
 Center 401K                             Wilmington, DE 19899
 TRUSTAR                                                              11.2
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                               5.2
 FBO Mi T M Corporation 401k Plan        P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2030 FUND -
 ADVISORS SELECT CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   15.1
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                              13.1
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 TRUSTAR                                 PO BOX 8963                   5.1
 FBO ST PAUL COMPUTER CENTER 401K        WILMINGTON, DE
                                         19899-8963
 Trustar                                                              14.3
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 Trustar                                                              35.0
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2030 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME 2030 FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                                              12.6
 F B O Adelphoi Village INc 401(k) PLan  One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                               5.8
 F B O Adelphoi Inc 403(b) Plan          One Chase Square
                                         Rochester, NY 14643
 Trustar                                                              31.0
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              22.1
 F B O Alliance Consulting 401 (k) Plan  P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 ADVISORS PREFERRED CLASS
 Trustar                                                              19.5
 F B O Asbestos Workers Local No 87
 Defined Contribution Pension Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                               6.4
 F B O Chestnut Health Systems Inc
 Employees Pension Plan and Trust        P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                 P.O. Box 8963                 7.9
 F B O Chestnut Health Systems Inc TSA   Wilmington, DE 19899
 Plan
 Trustar                                                              13.8
 F B O Percussion Software 401 (k)       P.O. Box 8963
 Savings Plan                            Wilmington, DE 19899
 Trustar                                 P.O. Box 8963                23.1
 F B O Arkansas Valley Regional Medical  Wilmington, DE 19899
 Center 401K
 TRUSTAR                                                              18.4
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                               7.4
 FBO Mi T M Corporation 401k Plan        P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 ADVISORS SELECT CLASS
 Trustar                                                              43.3
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                              12.6
 F B O Sabre Systems Inc 401 (k) Plan    P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              11.3
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 Trustar                                                               6.8
 FBO Bridgestone APM Company 401k Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               9.5
 FBO Waxie Sanitary Supply 401(k) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2040 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME 2040 FUND -
 PREFERRED CLASS
 Chase Manhattan Bank NA                                               7.5
 F B O Adelphoi Village INc 401(k) PLan  One Chase Square
                                         Rochester, NY 14643
 Chase Manhattan Bank NA                                              21.4
 F B O Adelphoi Inc 403(b) Plan          One Chase Square
                                         Rochester, NY 14643
 Trustar                                                              58.2
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 PRINCIPAL LIFETIME 2050 FUND -
 ADVIOSRS PREFERRED CLASS
 JP Morgan Chase                                                      21.4
 F B O CableTelevision Advertising       4 New York Plaza, 2nd
 Bureau Inc Employee 401(k) Retirement   Floor
 Plan                                    New York, NY 10004

 Trustar                                                               9.5
 F B O Chestnut Health Systems Inc TSA   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               6.6
 F B O Percussion Software 401 (k)       P.O. Box 8963
  Savings Plan                           Wilmington, DE 19899
 Trustar                                                              10.2
 F B O Arkansas Valley Regional Medical  P.O. Box 8963
 Center 401K                             Wilmington, DE 19899
 TRUSTAR                                                              22.5
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                              14.5
 FBO Mi T M Corporation 401k Plan        P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2050 FUND -
 ADVISORS SELECT CLASS
 Trustar                                                              43.3
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 Trustar                                                              22.4
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 Trustar                                                               8.4
 FBO Bridgestone APM Company 401k Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME 2050 FUND -
 INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397


 PRINCIPAL LIFETIME 2050 FUND - CLASS J
 PRINCIPAL LIFE INSURANCE COMPANY CUST   151 PINE RD                   7.3
 IRA OF JAMIE SCHULTZ                    PITTSBURGH, PA
                                         15237-4957
 PRINCIPAL LIFETIME 2050 FUND -
 PREFERRED CLASS
 Trustar                                                              36.8
 F B O Eriez Manufacturing Company 401k  P.O. Box 8963
 Profit Sharing Plan                     Wilmington, DE 19899
 Trustar                                                              44.8
 F B O Alliance Consulting 401 (k)       P.O. Box 8963
  Plan                                   Wilmington, DE 19899
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - ADVISORS PREFERRED CLASS
 Trustar                                                              60.0
 F B O Asbestos Workers Local No 87
 Defined Contribution Pension Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 Trustar                                                              10.0
 F B O Arkansas Valley Regional Medical  P.O. Box 8963
 Center 401K                             Wilmington, DE 19899
 TRUSTAR                                                              26.2
 FBO SECTION 403(B) RETIREMENT PLAN FOR  PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - ADVISORS SELECT CLASS
 Trustar                                                              46.8
 F B O Independent Publications Inc      P.O. Box 8963
 401a                                    Wilmington, DE 19899
 JP Morgan Chase                         4 New York Plaza, 2nd         8.8
 F B O Fairbanks Hospital Inc 403(b)     Floor
                                         New York, NY 10004
 Trustar                                                               5.1
 F B O Sabre Systems Inc 401 (k) Plan    P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              19.6
 FBO Bridgestone APM Company 401k Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - INSTITUTIONAL CLASS
 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                 100.0
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - CLASS J
 PRINCIPAL LIFE INSURANCE COMPANY CUST   265 ELDER AVE                 7.4
 IRA OF PATRICK REED                     MILLBRAE, CA
                                         94030-2428
 PRINCIPAL LIFETIME STRATEGIC INCOME
 FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   55.1
 FBO PRINCIPAL FINANCIAL GROUP           711 HIGH STREET
 ATTN:  RIS NPIO TRADE DESK              DES MOINES, IA 50392
 JP Morgan Chase                         4 New York Plaza, 2nd         8.5
 F B O Osteopathic Health Systems of TX  Floor
 403b Retirement Plan                    New York, NY 10004
 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # HAYEK         7.3
 PARTNER RE RESTURATION SALARY DEFERRED  DES MOINES, IA
 PLAN                                    50309-3702
 REAL ESTATE FUND - ADVISORS PREFERRED
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   32.3
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                 PO BOX 8963                   6.8
 F B O  HERSHEY CREAMERY COMPANY 401A    WILMINGTON, DE
                                         19899-8963
 Trustar                                                               9.0
 F B O Atlantic Corporation of           P.O. Box 8963
 Wilmington Inc 401(k) PS Plan           Wilmington, DE 19899
 Trustar                                                               6.8
 F B O Imperial Home Decor Group 401k    P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.7
 F B O JCB Inc 401k                      P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               7.8
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 REAL ESTATE FUND - ADVISORS SELECT
 CLASS
 TRUSTAR                                 PO BOX 8963                   9.3
 FBO ST PAUL COMPUTER CENTER 401K        WILMINGTON, DE
                                         19899-8963
 Trustar                                                              14.0
 F B O Horizon Lines Savings &           P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 Trustar                                                               5.2
 F B O Cosmolab 401(k) Plan              P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.5
 F B O Southwest Baptist University Tax  P.O. Box 8963
 Sheltered Annuity Plan                  Wilmington, DE 19899
 Trustar                                                               6.2
 FBO Nelsons Appliance & Home            P.O. Box 8963
 Furnishings Inc                         Wilmington, DE 19899
 Trustar                                                               5.0
 FBO Rossi American Hardwoods Inc        P.O. Box 8963
                                         Wilmington, DE 19899
 REAL ESTATE FUND - INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                   14.8
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
  MUTUAL FUND ACCOUNTING                 DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   19.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
  MUTUAL FUND ACCOUNTING                 DES MOINES, IA
                                         50392-0200

 LIFETIME STRATEGIC INCOME FUND                                        6.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
  MUTUAL FUND ACCOUNTING                 DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   15.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
  MUTUAL FUND ACCOUNTING                 DES MOINES, IA
                                         50392-0200

 PRINCIPAL LIFE INSURANCE CO             PO BOX 9397                  41.2
 C/O PENSION TRADE DESK                  DES MOINES, IA
                                         50306-9397
 REAL ESTATE FUND - PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    8.0
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                              20.5
 F B O The Wesleyan Church Pension Plan  One Chase Square
                                         Rochester, NY 14643
 Trustar                                                              19.1
 F B O National Geographic 403(b) Plan   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               6.7
 F B O Moran Towing Corporation Fleet
 Employee Retirement Plan                P.O. Box 8963
                                         Wilmington, DE 19899





 REAL ESTATE FUND - SELECT CLASS
 Chase Manhattan Bank NA                                              28.6
 F B O From the Heart Church Ministries  One Chase Square
 (403b Plan)                             Rochester, NY 14643
 JP Morgan Chase                         4 New York Plaza, 2nd        15.8
 F B O Avery Health Care Services Money  Floor
 Purhase Plan                            New York, NY 10004
 JP Morgan Chase                                                      31.1
 F B O American Immigration Lawyers      4 New York Plaza, 2nd
 Association 401(k) Profit Sharing Plan  Floor
 & Trust                                 New York, NY 10004

 Trustar                                                              11.2
 F B O Viking Drill & Tool Inc
 Employees Retirement Savings Plan       P.O. Box 8963
                                         Wilmington, DE 19899

 SMALLCAP BLEND FUND - ADVISORS
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   85.5
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Delaware Charter Guarantee & Trust                                    9.3
 FBO Federation of State Boards of
 Physical Therapy 401(k) Plan            P.O. Box 8963
                                         Wilmington, DE 19899

 SMALLCAP BLEND FUND - ADVISORS SELECT
 CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                   28.9
 FBO PRINCIPAL ADVANTAGE TRUST
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Trustar                                                              67.2
 F B O Higgins Development Partners LLC
 401 ( k ) Savings and Profit            P.O. Box 8963
                                         Wilmington, DE 19899

 SMALLCAP BLEND FUND - INSTITUTIONAL
 CLASS
 POST RETIREMENT MEDICAL BENEFITS        PRINCIPAL FINANCIAL          12.7
 INDIVIDUAL FIELD 5073                   GROUP
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480

 PML TRUST FOR WELFARE BENEFITS PLAN     PRINCIPAL FINANCIAL           5.3
 FOR RETIRED HO & FIELD EMPLOYEES LIFE   GROUP
 COVERAGE 5016                           DES MOINES, IA
 ATTN CRYSTAL MORRIS S-003-S60           50392-0480

 PML TRUST FOR WELFARE BENEFITS PLAN     PRINCIPAL FINANCIAL           8.1
 FOR RETIRED AGENTS MNGRS SPRVSRS        GROUP
 HEALTH COVERAGE 5025                    DES MOINES, IA
 ATTN CRYSTAL MORRIS S-003-S60           50392-0480

 POST RET LIFE FOR HO & FLD 5076         PRINCIPAL FINANCIAL
 ATTN CRYSTAL MORRIS S-003-S60           GROUP                         5.2
                                         DES MOINES, IA
                                         50392-0480
 POST RETIREMENT MEDICAL BENEFITS HO &   PRINCIPAL FINANCIAL
 FLD 5072                                GROUP                        63.9
 ATTN CRYSTAL MORRIS S-003-S60           DES MOINES, IA
                                         50392-0480
 SMALLCAP BLEND FUND - PREFERRED CLASS
 Trustar                                                               9.3
 FBO St Anthonys Medical Center 403( b)  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                              82.3
 FBO St Anthonys Medical Center 401(k)   P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 SMALLCAP GROWTH FUND - PREFERRED CLASS
 Chase Manhattan Bank NA
 F B O California Community                                            5.3
 Reinvestment Corporation 401(k) Profit  One Chase Square
 Sharing Plan and Trust                  Rochester, NY 14643


 SMALLCAP S&P 600 INDEX FUND - ADVISORS
 PREFERRED CLASS
 Trustar                                                               6.5
 F B O Yaggy Colby & Associate Inc       P.O. Box 8963
  401(k) Profit Sharing Plan             Wilmington, DE 19899
 Trustar                                                              13.8
 F B O Bioproducts Inc 401k Plan         P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              10.9
 F B O Chino Valley Bank 401k & Profit   P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               8.4
 F B O New York Primary Care PC 401 (k)
 Profit Sharing Plan Trust               P.O. Box 8963
                                         Wilmington, DE 19899

 TRUSTAR                                                               7.3
 FBO SECTION 403(B) RETIREMENT PLAN      PO BOX 8963
 MARION GENERAL HOSPITAL INC             WILMINGTON, DE
                                         19899-8963

 Trustar                                                               6.5
 F B O Air Techniques Inc Employee       P.O. Box 8963
 Retirement Plan                         Wilmington, DE 19899
 SMALLCAP S&P 600 INDEX FUND - ADVISORS
 SELECT CLASS
 Trustar                                                               7.8
 F B O Cini-Little International Inc     P.O. Box 8963
 (401k) Plan                             Wilmington, DE 19899
 Trustar                                                              16.4
 F B O Capitol Sprinkler Contracting     P.O. Box 8963
 Inc 401k plan                           Wilmington, DE 19899
 Trustar                                                               5.3
 F B O Horizon Lines Savings &           P.O. Box 8963
 Investment Plan                         Wilmington, DE 19899
 SMALLCAP S&P 600 INDEX FUND -
 INSTITUTIONAL CLASS
 LIFETIME 2010 FUND                                                   33.2
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2020 FUND                                                   20.6
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   22.5
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                    8.0
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME STRATEGIC INCOME FUND                                       10.7
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 SMALLCAP S&P 600 INDEX FUND -
 PREFERRED CLASS
 DELAWARE CHARTER GUARANTEE & TRUST                                    7.2
 FBO PRINCIPAL FINANCIAL GROUP
 ATTN:  RIS NPIO TRADE DESK              711 HIGH STREET
                                         DES MOINES, IA 50392

 Chase Manhattan Bank NA                                               5.7
 F B O MacNeil/Lehrer Productions        One Chase Square
 Savings and 401(k) Plan                 Rochester, NY 14643
 CHASE MANHATTAN BANK NA                 1 CHASE SQ                   16.0
 FBO CHIEF INDUSTRIES THRIFT PLAN        ROCHESTER, NY
                                         14643-0001
 Trustar                                                               8.7
 F B O National Geographic 403(b) Plan   P.O. Box 8963
                                         Wilmington, DE 19899


 SMALLCAP S&P 600 INDEX FUND - SELECT
 CLASS
 Chase Manhattan Bank NA                                               5.6
 F B O From the Heart Church Ministries  One Chase Square
 (403b Plan)                             Rochester, NY 14643
 Trustar                                                              89.3
 F B O Delmarva Foundation for           P.O. Box 8963
 Medication Care Inc MP Plan             Wilmington, DE 19899
 SMALLCAP VALUE FUND - ADVISORS
 PREFERRED CLASS
 JP Morgan Chase                         4 New York Plaza, 2nd        31.0
 F B O Walker Methodist 401a Retirement  Floor
 Savings Plan                            New York, NY 10004
 JP Morgan Chase                         4 New York Plaza, 2nd         6.0
 F B O Chocolate Manufacturers Asso      Floor
                                         New York, NY 10004
 Trustar                                                              17.1
 F B O Yaggy Colby & Associate Inc       P.O. Box 8963
 401(k) Profit Sharing Plan              Wilmington, DE 19899
 Trustar                                                              13.9
 F B O Wexford Health Sources Inc        P.O. Box 8963
 Employee Retirement Saving Plan         Wilmington, DE 19899
 Trustar                                                              11.6
 F B O ESS Technology Inc Salary Saving  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 Trustar                                                               5.1
 FBO Weiss-Aug Co Inc 401(k) Savings     P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 SMALLCAP VALUE FUND - ADVISORS SELECT
 CLASS
 Trustar                                                               6.2
 F B O Artkute Office Supply Co (401A)   P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                              68.5
 F B O X-Ray Industries Inc TDS Plan     P.O. Box 8963
                                         Wilmington, DE 19899
 Trustar                                                               5.2
 F B O John W Kennedy Co Inc Profit      P.O. Box 8963
 Sharing Plan                            Wilmington, DE 19899
 Trustar                                                               6.8
 F B O Finance America 401k elective     P.O. Box 8963
 Def P/S                                 Wilmington, DE 19899
 Trustar                                                               8.0
 FBO Public Affairs Council Employee
 Profit Sharing Plan and Trust           P.O. Box 8963
                                         Wilmington, DE 19899

 SMALLCAP VALUE FUND - INSTITUTIONAL
 CLASS
 LIFETIME 2020 FUND                                                   33.1
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2030 FUND                                                   43.3
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2040 FUND                                                   14.6
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 LIFETIME 2050 FUND                                                    8.7
 ATTN JAMIE SCRIGNOLI N-002-E20          711 HIGH STREET
 MUTUAL FUND ACCOUNTING                  DES MOINES, IA
                                         50392-0200

 SMALLCAP VALUE FUND - PREFERRED CLASS
 JP MORGAN CHASE TRUSTEE                 4 NEW YORK PLZ FL 2
 FBO KENTUCKY BANKERS ASSOCIATION 401A                                16.2
                                         NEW YORK, NY
                                         10004-2413
 Trustar                                                               9.2
 F B O Computer Applications             P.O. Box 8963
 Specialists Inc 401(k)                  Wilmington, DE 19899
 BANKERS TRUST COMPANY TRUSTEE FBO NQ                                 16.7
 EXCESS PLAN OF DENKOR                   665 LOCUST ST
 ATTN ANJI RAINEY                        DES MOINES, IA
                                         50309-3702

 BANKERS TRUST COMPANY TRUSTEE FBO       665 LOCUST ST # HAYEK         8.2
 PARTNER RE RESTURATION SALARY DEFERRED  DES MOINES, IA
 PLAN                                    50309-3702
 Burroughs & Chapin Co TTEE              Mary Hensley PO Box           6.6
 FBO Burroughs & Chapin NQ Excess Plan   2095
                                         Myrtle Beach, SC 29578
 Trustar                                                               5.8
 FBO St Anthonys Medical Center 401( k)  P.O. Box 8963
 Plan                                    Wilmington, DE 19899
 SMALLCAP VALUE FUND - SELECT CLASS
 Trustar                                                              19.2
 F B O Delmarva Foundation for           P.O. Box 8963
 Medication Care Inc MP Plan             Wilmington, DE 19899
































































INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners SmallCap Growth I
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") managed $387 billion in assets as of December 31, 2002. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Growth II
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2002, American Century managed over $72.1 billion in assets.

Funds:   Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2002, Ark Asset managed $8.1 billion in assets.

Funds:   Partners MidCap Growth I and Partners SmallCap Blend
Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.


Funds:   Partners International

Sub-Advisor: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2003, FMR and its affiliates managed approximately $699.1 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Funds:   Partners LargeCap Blend
Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

Funds:   Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of March 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $322.8 billion.

Funds:   Partners SmallCap Value I
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

Funds:   Partners LargeCap Growth I
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Partners LargeCap Growth I) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Funds:   Partners MidCap Value
Sub-Advisor: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

Funds:   Real Estate
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2002, were approximately $22.2 billion. Principal - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Funds: Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Partners LargeCap Growth
Sub-Advisor: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

Funds:   Preferred Securities
Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2002, Spectrum had nearly $6.1 billion under management.

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

Funds:   Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

Funds:   Partners LargeCap Blend I
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.


Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND
 ----                      -------------------------
 John E. Aschenbrenner     Director
 Craig L. Bassett          Treasurer
 Michael J. Beer           Executive Vice President &
                           Principal Accounting Officer
 Jill R. Brown             Vice President and Chief Financial Officer
 Ralph C. Eucher           Director & President
 Arthur S. Filean          Senior Vice President & Secretary
 Ernest H. Gillum          Vice President & Assistant Secretary
 Layne A. Rasmussen        Controller
 Michael D. Roughton       Counsel
 Jean B. Schustek          Assistant Vice President & Assistant Secretary
 Larry D. Zimpleman        Director & Chairman of the Board
 NAME                      OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                      --------------------------------------
 John E. Aschenbrenner     Director (Manager)
 Craig L. Bassett          Treasurer (Manager)
 Michael J. Beer           Executive Vice President  &
                           Chief Operating Officer (Manager)
 Jill R. Brown             Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher           Director and President (Manager)
 Arthur S. Filean          Senior Vice President (Manager)
 Ernest H. Gillum          Vice President - Product Development (Manager)
 Layne A. Rasmussen        Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel (Manager; Principal)
 Jean B. Schustek          Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. The Board of Directors will be supplied with a summary quarterly report of each Fund's proxy voting record.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2002 was:

       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Growth       1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value        1.00%
       High Quality Long-Term               Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     II                           1.00%
       International Emerging
       Markets                    1.35%     Partners SmallCap Value      1.00%
       International I            0.90%     Preferred Securities         0.75%
       International II           1.00%     Principal LifeTime 2010    0.1225%
       LargeCap Growth            0.55%     Principal LifeTime 2020    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2030    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2040    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap Growth              0.65%     Strategic Income           0.1225%
       MidCap S&P 400 Index       0.15%     Real Estate                  0.85%
       MidCap Value               0.65%     SmallCap Blend               0.75%
       Money Market               0.40%     SmallCap Growth              0.75%
       Partners LargeCap Blend    0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Value               0.75%
       Partners LargeCap Growth
       I                          0.75%





In addition, the Manager will be paid a fee from the following Funds which have been added to the Fund since the close of the fiscal year.
.. Partners LargeCap Growth, Partners MidCap Growth I, Partners MidCap Value,
  Partners SmallCap Blend and Partners SmallCap Value I: 1.00% of average daily net assets; and
.. Partners International: 1.10% of average daily net assets.

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.


The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

       Bond & Mortgage
       Securities                   1.40     Partners LargeCap Growth I   1.95
                                             Partners LargeCap Growth
       Capital Preservation         1.60     II                           1.95
       Government Securities        1.40     Partners LargeCap Value      1.75
       High Quality
       Intermediate-Term Bond       1.40     Partners MidCap Growth       1.95
       High Quality Long-Term
       Bond                         1.40     Partners MidCap Value        1.95
       High Quality Short-Term
       Bond                         1.40     Partners SmallCap Growth I   2.05
       International Emerging                Partners SmallCap Growth
       Markets                      2.75     II                           2.05
       International I              2.10     Partners SmallCap Value      1.95
       International II             2.10     Preferred Securities         1.60
       LargeCap Growth              1.65     Principal LifeTime 2010      1.30
       LargeCap S&P 500 Index       1.20     Principal LifeTime 2020      1.40
       LargeCap Value               1.65     Principal LifeTime 2030      1.50
       MidCap Blend                 1.70     Principal LifeTime 2040      1.60
       MidCap Growth                1.85     Principal LifeTime 2050      1.70
                                             Principal Lifetime
       MidCap S&P 400 Index         1.30     Strategic Income             1.30
       MidCap Value                 1.70     Real Estate                  1.90
       Money Market                 1.35     SmallCap Blend               1.70
       Partners LargeCap Blend      1.70     SmallCap Growth              1.90
       Partners LargeCap Blend I    1.70     SmallCap S&P 600 Index       1.40
       Partners LargeCap Growth     1.95     SmallCap Value               1.70




Fees paid for investment management services during the periods indicated were as follows:

                              MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                              -------------------
 FUND                              2002              2001
 ----                              ----              ----
 Bond & Mortgage Securities       317,776           68,707/(1)/
 Capital Preservation              75,123           19,907/(2)/   /
 Government Securities            151,592           44,952/(1)/
 High Quality
 Intermediate-Term Bond            67,508           39,741/(3)/
 High Quality Long-Term Bond       54,486           39,502/(4)/
 High Quality Short-Term
 Bond                              80,264           40,340/(5)/
 International Emerging
 Markets                          106,393           63,281/(3)/
 International I                  187,347           46,445/(6)/
 International II                 537,533           49,928/(4)/
 LargeCap Growth                   94,411           23,454/(4)/
 LargeCap S&P 500 Index            94,342           12,662/(1)/
 LargeCap Value                    97,556           28,295/(1)/
 MidCap Blend                      82,434           35,154/(1)/
 MidCap Growth                     40,851           26,782/(4)/
 MidCap S&P 400 Index              21,338           8,014/(1)/
 MidCap Value                     115,525           37,609/(5)/
 Money Market                     107,562           27,386/(6)/
 Partners LargeCap Blend          515,612           82,087/(5)/
 Partners LargeCap Blend I         48,105           22,154/(6)/
 Partners LargeCap Growth I     1,180,164           40,863/(6)/
 Partners LargeCap Growth II       74,373           46,178/(6)/
 Partners LargeCap Value        2,087,627           70,852/(4)/
 Partners MidCap Growth            54,609           41,421/(5)/
 Partners MidCap Value            178,701           56,583/(6)/
 Partners SmallCap Growth I       627,905           68,831/(6)/
 Partners SmallCap Growth II       50,446           38,186/(5)/
 Partners SmallCap Value          882,076           46,266/(7)/
 Preferred Securities             31,579/(8)/
 Principal LifeTime 2010           27,705           1,325/(7)/
 Principal LifeTime 2020           33,119             796/(7)/
 Principal LifeTime 2030           25,814             899/(7)/
 Principal LifeTime 2040           12,928             542/(7)/
 Principal LifeTime 2050            6,114             634/(7)/
 Principal Lifetime
 Strategic Income                   8,780             521/(7)/
 Real Estate                      166,237           46,386/(3)/
 SmallCap Blend                   127,800           42,474/(6)/
 SmallCap Growth                   70,555           35,406/(4)/
 SmallCap S&P 600 Index            20,663           8,592/(3)/
 SmallCap Value                   103,133           41,426/(5)/




/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June 15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.
/ //(//8)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Sub-Advisory Agreements for the Funds
-------------------------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreements for the Fund, is entitled to receive a fee an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

 FUND                       SUB-ADVISOR FEE AS A PERCENTAGE OF DAILY NET ASSETS
 ----                       ------------
 Bond & Mortgage
 Securities                                       0.1000
 Government Securities                            0.1000
 High Quality
 Intermediate-Term
 Bond                                             0.1000
 High Quality
 Long-Term Bond                                   0.1000
 High Quality
 Short-Term Bond                                  0.0750
 International I                                  0.1100
 International
 Emerging Markets                                 0.5000
 LargeCap Blend I                                 0.0800
 LargeCap Growth                                  0.0700
 LargeCap S&P 500
 Index                                            0.0150
 LargeCap Value                                   0.1000
 MidCap Blend                                     0.1000
 MidCap Growth                                    0.2000
 MidCap S&P 400 Index                             0.0150
 MidCap Value                                     0.1000
 Money Market                                     0.0750
 Partners MidCap
 Growth                                           0.5000
 Principal LifeTime
 2010                                             0.0425
 Principal LifeTime
 2020                                             0.0425
 Principal LifeTime
 2030                                             0.0425
 Principal LifeTime
 2040                                             0.0425
 Principal LifeTime
 2050                                             0.0425
 Principal LifeTime
 Strategic Income                                 0.0425
 Real Estate                                      0.5500
 SmallCap Blend                                   0.2500
 SmallCap Growth                                  0.2500
 SmallCap S&P 600
 Index                                            0.0150
 SmallCap Value                                   0.2500




                                        NET ASSET VALUE OF FUND
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                    $150 MILLION  $150 MILLION  $100 MILLION   $400 MILLION
 ----                   -------------  ------------  ------------   ------------
 Capital Preservation       0.25%         0.20%         0.15%          0.12%

                                              NET ASSET VALUE OF FUND
                                       --------------------------------------
                                          FIRST        NEXT           OVER
 FUND                                  $50 MILLION  $50 MILLION   $100 MILLION
 ----                                  -----------  -----------   ------------
 International II                         0.35         0.25           0.11

                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International                  0.45          0.40           0.35


                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $75 MILLION  $200 MILLION  $250 MILLION   $525 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Blend                     0.35%         0.25%         0.20%          0.15%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I - GSAM        0.150%        0.120%        0.100%


                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $500 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Blend I - Wellington Management     0.250%         0.200%


                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $300 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Growth                              0.450%         0.350%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $200 MILLION  $100 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners LargeCap Growth I            0.300%         0.250%         0.200%




                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.550%       0.500%        0.430%        0.350%         0.320%


                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
                                                                                                             0.200%
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%

                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I                             0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%

                                             NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------
                           FIRST         NEXT         NEXT          NEXT           OVER
 FUND                    $25 MILLION  $25 MILLION  $75 MILLION  $225 MILLION   $350 MILLION
 ----                   ------------  -----------  -----------  ------------   ------------
 Partners MidCap Value
 I                         0.60%         0.55%        0.50%        0.45%          0.40%
  As long as assets exceed $75 million, the fee on the first $50 million is 0.50%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend                0.50%         0.45%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $100 MILLION   $200 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Growth I            0.600%         0.550%         0.450%


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                 $50 MILLION  $250 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Growth II            0.600%        0.550%         0.450%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Value               0.500%         0.450%         0.350%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $200 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Partners SmallCap Value I               0.500%         0.450%        0.350%




                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $150 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Preferred Securities                    0.350%         0.300%        0.200%



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                               SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                               ---------------------------------------------
 FUND                                   2002                    2001
 ----                                   ----                    ----
 Bond & Mortgage Securities             32,519                 11,774/(1)/
 Capital Preservation                   22,498                 8,608/(2)/
 Government Securities                  19,119                 6,029/(1)/
 High Quality
 Intermediate-Term Bond                 10,787                 5,795/(3)/
 High Quality Long-Term Bond             9,203                 5,718/(4)/
 High Quality Short-Term Bond            9,932                 5,442/(5)/
 International Emerging
 Markets                                29,372                 29,440/(3)/
 International I                        15,421                 5,532/(6)/
 International II                      265,994                 23,171/(4)/
 LargeCap Growth                         8,612                 2,907/(4)/
 LargeCap S&P 500 Index                  4,873                 2,046/(1)/
 LargeCap Value                         16,901                 3,953/(1)/
 MidCap Blend                            6,222                 4,670/(1)/
 MidCap Growth                           6,341                 2,932/(4)/
 MidCap S&P 400 Index                    1,494                 1,339/(1)/
 MidCap Value                            7,134                 5,370/(5)/
 Money Market                            7,491                 3,233/(6)/
 Partners LargeCap Blend               227,697                 37,755/(5)/
 Partners LargeCap Blend I               3,709                 3,368/(6)/
 Partners LargeCap Growth I            461,102                 15,396/(6)/
 Partners LargeCap Growth II            39,827                 24,253/(3)/
 Partners LargeCap Value               706,858                 44,157/(4)/
 Partners MidCap Growth                 26,449                 24,030/(5)/
 Partners MidCap Value                  88,583                 26,505/(6)/
 Partners SmallCap Growth I            343,391                 36,704/(6)/
 Partners SmallCap Growth II            27,758                 18,359/(5)/
 Partners SmallCap Value               431,769                 19,886/(7)/
 Principal LifeTime 2010                 7,050                   381/(7)/
 Principal LifeTime 2020                 8,651                   200/(7)/
 Principal LifeTime 2030                 6,423                   249/(7)/
 Principal LifeTime 2040                 3,352                   127/(7)/
 Principal LifeTime 2050                 1,676                   156/(7)/
 Principal Lifetime Strategic
 Income                                  2,429                   139/(7)/
 Real Estate                            54,471                 25,914/(3)/
 SmallCap Blend                         19,543                 13,111/(6)/
 SmallCap Growth                        14,942                 10,983/(4)/
 SmallCap S&P 600 Index                  1,412                 1,554/(3)/
 SmallCap Value                         25,608                 12,839/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.


Principal Underwriter
---------------------
Princor received underwriting fees from the sale of shares as follows:

                             UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                             ------------------------------------------------
 FUND                                 2002                     2001
 ----                                 ----                     ----
 Bond & Mortgage Securities          33,197                   3,107/(1)/
 Capital Preservation                 4,555                     48/(2)/
 Government Securities               24,513                   1,883/(1)/
 High Quality
 Intermediate-Term Bond               4,516                    240/(3)/
 High Quality Long-Term
 Bond                                 4,524                    156/(4)/
 High Quality Short-Term
 Bond                                 5,967                    292/(5)/
 International Emerging
 Markets                              1,233                     20/(3)/
 International I                      6,682                    638/(6)/
 International II                     2,808                    259/(4)/
 LargeCap Growth                      3,544                    366/(4)/
 LargeCap S&P 500 Index              46,149                   4,004/(1)/
 LargeCap Value                       3,702                    275/(1)/
 MidCap Blend                         8,053                    790/(1)/
 MidCap Growth                        3,369                    198/(4)/
 MidCap S&P 400 Index                 5,692                    893/(1)/
 MidCap Value                        13,439                    846/(5)/
 Money Market                        56,521                   3,565/(6)/
 Partners LargeCap Blend              2,467                    134/(5)/
 Partners LargeCap Blend I            6,624                    890/(6)/
 Partners LargeCap Growth I           3,441                    133/(6)/
 Partners LargeCap Growth
 II                                   2,746                    223/(6)/
 Partners LargeCap Value              2,546                    135/(4)/
 Partners MidCap Growth               2,592                    120/(5)/
 Partners MidCap Value                2,728                    189/(6)/
 Partners SmallCap Growth I             965                     41/(6)/
 Partners SmallCap Growth
 II                                     816                     39/(5)/
 Partners SmallCap Value               2391                    124/(7)/
 Principal LifeTime 2010              4,100                     70/(7)/
 Principal LifeTime 2020              7,946                    125/(7)/
 Principal LifeTime 2030              6,084                    180/(7)/
 Principal LifeTime 2040              2,458                    216/(7)/
 Principal LifeTime 2050                579                   N/A/(7)/
 Principal Lifetime
 Strategic Income                       271                   N/A/(7)/
 Real Estate                          9,761                    481/(3)/
 SmallCap Blend                       9,831                    716/(6)/
 SmallCap Growth                      3,492                    257/(4)/
 SmallCap S&P 600 Index               4,770                    715/(3)/
 SmallCap Value                       2,286                     62/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund (except LargeCap Blend I, Partners International, Partners MidCap Growth I, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Value I and Preferred Securities) offers six classes of shares: Institutional Class, Class J, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class. The LargeCap Blend I, Partners SmallCap Blend and Partners SmallCap Value I Funds offer Institutional Class, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class shares. The Partners International, Partners MidCap Growth I, and Partners MidCap Value I Funds only offers Institutional Class shares. The Preferred Securities Fund offers both Institutional Class and Class J shares.


The Advisors Select, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.


The Advisors Select, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.


The Advisors Select, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).


The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year)); or .. that were purchased through the Principal Income IRA.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Preferred and Select
----------------------------------------------------------------------------
Classes only)
-------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Preferred
--------------------------------------------------------------------------------
and Select Classes only)
------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.


As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.15% of the average daily net assets of the Advisors Preferred class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


In addition to the management and service fees, the Advisors Select, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.


In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------
As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund. Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.


Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.


Transfer Agency Agreement (Class J shares only)
-----------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.


The Sub-Advisory Agreements for the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds were approved by the Directors on September 8, 2003. The Management Agreement and the Sub-Advisory Agreements for the other Funds were reviewed and approved by the Directors on September 8, 2003. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J for which such services are provided at cost), Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation.



Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on November 25, 2003. Shareholders of each of the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on November 25, 2003. The Agreements for the other Funds were approved by their shareholders on December 5, 2000.


CUSTODIAN
The custodian of the portfolio securities and cash assets of the International II Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-
Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of
a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


   FUND                             COMMISSIONS PAID
   ----                             ----------------
   International Emerging Markets         5,843
   International I                       13,918
   LargeCap Growth                        7,562
   LargeCap Value                        26,085
   MidCap Blend                           6,249
   MidCap Growth                          8,452
   MidCap Value                          22,679
   Partners LargeCap Blend                8,881
   Partners LargeCap Blend I              2,484
   Partners LargeCap Growth I            19,188
   Partners MidCap Growth                 1,695
   Partners MidCap Value                    675
   Partners SmallCap Growth II               50
   Partners SmallCap Value               53,288
   Real Estate                            4,360
   SmallCap Blend                         5,892
   SmallCap Growth                       12,033
   SmallCap Value                         6,053


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over tie and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund) participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund participates in the program offered by

FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.


                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED OCTOBER 31
                                       ----------------------------
 FUND                                  2002             2001
 ----                                  ----             ----
 International Emerging Markets       100,099          51,891/(1//)/
 International I                      143,102          35,448/(2//)/
 International II                     358,239          42,584/(//3//)/
 LargeCap Growth                       47,637          5,047/(//4//)/
 LargeCap S&P 500 Index                91,415          15,311/(5//)/ /
 LargeCap Value                       127,729          22,882/(5//)/ /
 MidCap Blend                          36,261          10,897/(5//)/
 MidCap Growth                         73,357          20,099/(//3//)/
 MidCap S&P 400 Index                  13,599          8,607/(5//)/
 MidCap Value                         105,268          24,500/(//4//)/
 Partners LargeCap Blend              179,222          20,079/(//4//)/
 Partners LargeCap Blend I             27,263          10,334/(2//)/
 Partners LargeCap Growth I         1,226,509          25,749/(2//)/
 Partners LargeCap Growth II           15,719          9,707/(2//)/
 Partners LargeCap Value              907,327          46,467/(2//)/
 Partners MidCap Growth                34,979          32,596/(//6//)/
 Partners MidCap Value                 74,069          40,014/(2//)/
 Partners SmallCap Growth I           309,887          11,333/(2//)/
 Partners SmallCap Growth II           30,024          16,783/(//4//)/
 Partners SmallCap Value              293,232          16,541/(//6//)/
 Preferred Securities                 18,937/(//7//)/
 Real Estate                           72,599          26,298/(1//)/
 SmallCap Blend                        97,870          23,490/(2//)/
 SmallCap Growth                      166,752          44,836/(//3//)/
 SmallCap S&P 600 Index                16,508          11,186/(1//)/
 SmallCap Value                        94,301          18,975/(//4//)/



/ //(1//)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(3)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/    Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.
/ //(7)/ Period from May 1, 2002 (date operations commenced) through October 31,
 2002.

Certain broker-dealers are considered to be affiliates of the Fund. Goldman
Sachs Asset Management, Soundview Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co., J.P.Morgan Investment Management Inc., Fleming Martin Ltd., Jardine Fleming Securities Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Securities and Neuberger Berman Management
Inc. is an affiliate of Neuberger Berman LLC.
.. Goldman Sachs Asset Management acts as a sub-advisor for Principal Partners
  Blue Chip Fund, Inc., the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I
.. J.P.Morgan Investment Management Inc. acts as a sub-advisor for Partners
  SmallCap Value I and an account of Principal Variable Contracts Fund, Inc.
.. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap
  Value Fund and an account of Principal Variable Contracts Fund, Inc.

Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, Inc., Partners LargeCap Growth Fund I and the Principal Partners Equity Growth Fund, Inc.


AUTRANET, Inc., Pershing Company, L.P. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.


J.C. Bradford & Co., UBS PaineWebber Inc., and UBS Warburg LlC are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.


Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                      COMMISSIONS PAID TO AUTRANET, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth
 2001                        104              0.32                     0.57


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2002                      $ 1,348            1.82%                    1.56%
 2001                          244            0.61                     0.72
 Partners SmallCap
 Growth I
 2002                       46,423           14.98                    11.99


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2002                       1,363             1.36                      2.03
 2001                         705             2.35                      1.96
 International I
 2002                       6,174             4.31                      4.03
 2001                       2,277             6.42                      5.54
 International II
 2002                      13,407             3.74                      2.98
 2001                       4,972            11.67                      9.20
 LargeCap Growth
 2002                         434             0.91                      0.52
 2001                          41             0.80                      0.39
 LargeCap S&P 500
 Index
 2001                           7             0.04                      0.01
 LargeCap Value
 2002                       7,223             5.65                      4.09
 2001                         466             2.03                      1.48
 MidCap Blend
 2002                       2,168             5.98                      4.50
 2001                         500             4.59                      3.73
 MidCap Growth
 2002                       3,917             5.34                      3.77
 2001                       1,357             6.75                      7.63
 MidCap Value
 2002                       5,813             5.52                      4.55
 2001                         628             2.56                      2.21
 Partners LargeCap
 Blend
 2002                       9,023             5.03                      1.95
 2001                         371             1.85                      0.87
 Partners LargeCap
 Blend I
 2002                         624             2.29                      1.76
 2001                         204             1.97                      1.74
 Partners LargeCap
 Growth I
 2002                      82,203             6.70                      5.37
 2001                       1,075             4.17                      3.57
 Partners LargeCap
 Growth II
 2002                       2,263            14.40                     10.81
 2001                       1,756            18.09                      9.56
 Partners MidCap
 Growth
 2002                       1,687             4.82                      2.82
 2001                         584             1.79                      1.90


 Partners MidCap Value
 2002                         859             1.16                      1.01
 2001                         397             0.99                      0.79
 Partners SmallCap
 Growth I
 2002                      22,835             7.37                      7.05
 2001                          65             0.57                      0.42
 Partners SmallCap
 Growth II
 2002                         267             0.89                      0.41
 Partners SmallCap
 Value
 2002                       2,705             0.92                      0.67
 2001                          20             0.12                      0.14
 Real Estate
 2002                       1,885             2.60                      1.62
 SmallCap Blend
 2002                       1,368             1.40                      1.01
 2001                         505             2.15                      1.36
 SmallCap Growth
 2002                       9,037             5.42                      5.07
 2001                       1,387             3.09                      3.38
 SmallCap Value
 2002                       5,433             5.76                      4.62
 2001                         543             2.86                      2.53




                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2002                       $485             0.27%                     0.14%
 Partners MidCap
 Growth
 2002                         65             0.18                      0.08

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2002                      11,684            11.67                     8.44
 2001                       4,834             9.32                     8.82
 International I
 2002                      10,642             7.44                     6.53
 2001                       3,437             9.70                     7.52
 International II
 2002                      27,387             7.65                     5.57
 2001                         697             1.64                     1.40
 LargeCap Growth
 2002                         313             0.66                     0.49
 2001                          29             0.57                     0.37
 LargeCap Value
 2002                       4,856             3.80                     3.02
 2001                          49             0.21                     0.25
 MidCap Blend
 2002                       1,068             2.94                     2.56
 2001                         198             1.81                     1.06
 MidCap Growth
 2002                       2,290             3.12                     2.60
 2001                         129             0.64                     0.73
 MidCap Value
 2002                       3,886             3.69                     2.69
 2001                         770             3.14                     2.65


 Partners LargeCap
 Blend
 2002                       4,546             2.54                     1.34
 2001                         498             2.48                     0.84
 Partners LargeCap
 Blend I
 2002                         163             0.60                     0.28
 2001                         174             1.68                     0.80
 Partners LargeCap
 Growth I
 2002                      33,079             2.70                     2.17
 2001                         425             1.65                     1.47
 Partners LargeCap
 Growth II
 2002                          36             0.23                     0.14
 2001                          20             0.21                     0.10
 Partners MidCap
 Growth
 2002                       1,474             4.21                     2.30
 2001                         594             1.82                     1.54
 Partners MidCap Value
 2002                       1,006             1.36                     1.33
 2001                         430             1.07                     1.16
 Partners SmallCap
 Growth I
 2002                      12,502             4.03                     4.33
 2001                          56             0.49                     0.43
 Partners SmallCap
 Growth II
 2002                         240             0.80                     0.40
 Partners SmallCap
 Value
 2002                       1,805             0.62                     0.42
 2001                          30             0.18                     0.18
 Real Estate
 2002                       2,925             4.03                     1.82
 2001                       1,395             5.30                     4.28
 SmallCap Blend
 2002                         118             0.12                     0.11
 2001                          89             0.38                     0.40
 SmallCap Growth
 2002                       5,445             3.27                     2.69
 2001                         443             0.99                     1.45
 SmallCap Value
 2002                       3,421             3.63                     2.60
 2001                         547             2.88                     2.45




                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International II
 2002                      $3,551            0.99%                     0.66%
 2001                         622            1.46                      2.36


                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2002                       14,587           14.57                     16.32
 2001                          175            0.34                      0.36
 International I
 2002                       16,162           11.29                     10.90
 2001                           53            0.15                      0.19
 International II
 2002                       17,409            4.86                      3.13
 2001                        3,924            9.21                      8.25
 LargeCap Growth
 2002                        8,179           17.17                     22.05
 2001                           13            0.26                      0.31
 LargeCap S&P 500
 Index
 2001                            6            0.04                      0.01
 LargeCap Value
 2002                       17,625           13.80                     18.30
 2001                          283            1.23                      1.27
 MidCap Blend
 2002                        2,785            7.68                     12.09
 2001                          275            2.52                      1.87
 MidCap Growth
 2002                        6,972            9.50                     12.99
 2001                          833            4.14                      3.86
 MidCap Value
 2002                        8,005            7.60                      8.73
 2001                          301            1.23                      1.19
 Partners LargeCap
 Blend
 2002                        8,251            4.60                      3.75
 2001                        2,426           12.08                      8.01
 Partners LargeCap
 Blend I
 2002                        4,900           17.97                     18.21
 2001                          206            1.99                      4.54
 Partners LargeCap
 Growth I
 2002                      123,127           10.04                     13.81
 2001                          198            0.77                      0.89
 Partners LargeCap
 Growth II
 2002                          713            4.53                      3.94
 2001                          277            2.85                      1.11
 Partners MidCap
 Growth
 2002                          901            2.58                      2.02
 2001                        1,253            3.84                      3.60
 Partners MidCap Value
 2001                           10            0.02                      0.01
 Partners SmallCap
 Growth I
 2002                          892            0.29                      0.27
 Partners SmallCap
 Growth II
 2002                          705            2.35                      1.96
 2001                           12            0.07                      0.07
 Partners SmallCap
 Value
 2002                        3,465            1.18                      0.80
 Real Estate
 2002                        5,230            7.20                      4.34
 2001                        1,060            4.03                      4.21
 SmallCap Blend
 2002                       23,214           23.72                     30.46
 2001                          181            0.77                      1.95
 SmallCap Growth
 2002                       11,041            6.62                      6.97
 2001                          300            0.67                      0.91
 SmallCap Value
 2002                        9,305            9.87                     15.70
 2001                          233            1.23                      0.79






                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                      $ 6,594            0.54%                    0.75%
 2001                           30            0.12                     0.16
 Partners MidCap Value
 2002                       50,061           67.59                    66.58
 2001                       20,240           50.58                    51.80
 Partners SmallCap
 Growth I
 2002                       56,539           18.25                    22.09
 2001                        4,775           42.13                    43.16


                                  COMMISSIONS PAID TO PERSHING COMPANY, L.P.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                        $40             0.10%                     0.10%


                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2001                       $793             2.24%                     2.84%
 International
 SmallCap
 2001                        574             1.26                      0.81


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2002                        2,087             1.46                     1.66
 International II
 2002                        3,029             0.85                     0.12
 LargeCap Growth
 2002                        1,012             2.12                     2.40
 2001                          204             4.03                     2.87
 LargeCap Value
 2002                        4,050             3.17                     1.89
 2001                          185             0.81                     0.81
 MidCap Blend
 2002                        5,237            14.44                    15.16
 2001                          319             2.92                     2.48
 MidCap Growth
 2002                        8,045            10.97                    12.60
 2001                        2,881            14.33                    14.56
 MidCap Value
 2002                        1,636             1.55                     1.44
 2001                          530             2.16                     2.26
 Partners LargeCap
 Blend
 2002                          100             0.06                     0.03
 2001                          242             1.21                     0.35
 Partners
 LargeCap Blend I
 2002                           96             0.35                     0.24
 2001                           43             0.41                     0.32
 Partners LargeCap
 Growth I
 2002                       23,080             1.88                     1.71
 2001                          387             1.50                     1.57




 Partners LargeCap
 Growth II
 2002                          360             2.29                     0.92
 2001                           80             0.82                     0.48
 Partners LargeCap
 Value
 2002                      865,585            95.40                    96.23
 2001                       46,467           100.00                   100.00
 Partners MidCap
 Growth
 2002                          470             1.34                     1.16
 2001                           98             0.30                     0.39
 Partners MidCap Value
 2002                        2,360             3.19                     3.19
 2001                          835             2.09                     2.31
 Partners SmallCap
 Growth I
 2002                        1,945             0.63                     0.75
 2001                          320             2.82                     2.68
 Partners SmallCap
 Growth II
 2002                           60             0.20                     0.20
 Real Estate
 2002                          695             0.96                     1.31
 SmallCap Blend
 2002                        1,052             1.08                     0.96
 2001                        1,070             4.55                     3.16
 SmallCap Growth
 2002                        3,467             2.08                     2.35
 2001                          455             1.01                     1.40
 SmallCap Value
 2002                        1,031             1.09                     1.03
 2001                           65             0.34                     0.39




                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP, INC.
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2001                      $   13            0.06%                     0.07%
 MidCap Value
 2001                         195            0.80                      0.37
 Partners LargeCap
 Growth I
 2001                          40            0.16                      0.10
 Partners LargeCap
 Growth II
 2001                         545            5.61                      2.63
 Partners MidCap
 Growth
 2001                         284            0.87                      0.84
 Partners MidCap Value
 2001                       1,180            2.95                      2.77
 Partners SmallCap
 Growth I
 2001                          25            0.22                      0.45
 SmallCap Growth
 2001                          53            0.12                      0.10


                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                       9,190            0.75%                     0.78%
 2001                           9            0.08                      0.01
 Partners MidCap
 Growth
 2002                         796            2.28                      1.57
 2001                         121            0.37                      0.41
 Partners SmallCap
 Growth I
 2002                         716            0.23                      0.20
 Partners SmallCap
 Value
 2002                       4,210            1.44                      0.79




                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Preferred Securities
 2002                      18,937           100.00%                   100.00%


                                     COMMISSIONS PAID TO UBS PAINEWEBBER
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2002                       6,714            0.55%                     0.74%


                                       COMMISSIONS PAID TO UBS WARBURG
                                       -------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2002                      10,532            10.52                     11.46
 International I
 2002                      12,392             8.66                      8.43
 International II
 2002                      42,997            12.00                      7.82
 LargeCap Growth
 2002                         313             0.66                      0.52
 LargeCap Value
 2002                       6,586             5.16                      5.81
 MidCap Blend
 2002                         622             1.72                      1.58
 MidCap Growth
 2002                       1,670             2.28                      3.68
 MidCap Value
 2002                       4,829             4.59                      4.03
 Partners LargeCap
 Blend
 2002                         130             0.07                      0.08
 Partners
 LargeCap Blend I
 2002                         318             1.16                      0.76
 Partners LargeCap
 Growth I
 2002                      62,482             5.09                      4.04
 Partners LargeCap
 Growth II
 2002                         399             2.54                      1.26
 Partners MidCap
 Growth
 2002                       1,118             3.20                      1.77
 Partners MidCap Value
 2002                       1,208             1.63                      2.26
 Partners SmallCap
 Growth I
 2002                      19,873             6.41                      5.11
 Partners SmallCap
 Growth II
 2002                          70             0.23                      0.11
 Partners SmallCap
 Value
 2002                      10,514             3.59                      3.16
 Real Estate
 2002                       1,508             2.08                      1.57
 SmallCap Blend
 2002                         443             0.45                      0.25
 SmallCap Growth
 2002                       3,652             2.19                      2.10
 SmallCap Value
 2002                       4,075             4.32                      3.34




ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.

International I, International II, International Emerging Markets, LargeCap
---------------------------------------------------------------------------
Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap
--------------------------------------------------------------------------------
Growth, MidCap S&P 400, MidCap Value, Principal LifeTime 2010, Principal
------------------------------------------------------------------------
LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal
--------------------------------------------------------------------------
LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap
----------------------------------------------------------------------------
Growth, SmallCap S&P 600 and SmallCap Value Funds
-------------------------------------------------

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.



Partners International
----------------------
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the sub-advisory agreement. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services, including research, provided by the FCM.


When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board of Directors that the desirability of retaining FMR as sub-advisor to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC
(NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.


Partners MidCap Growth
--------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend
---------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.


With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


Partners LargeCap Growth
----------------------------
Putnam executes as many as 7,700 trades daily on its Boston-based trading floor. It is important that trades be coordinated to leverage the best possible pricing. In many cases, Putnam's traders will not go to the market in one large block because they see that it will inappropriately move the price of the security to the detriment of clients. In these cases, careful timing of purchases is the most prudent course of action to take. Once a large quantity of a security is acquired by Putnam on behalf of its clients, it is allocated to each specific client on a pro-rata basis. Senior Putnam Trading Professionals actively monitor all trades and brokerage firms. In monitoring trading activity, Putnam is primarily interested in consistency of performance and obtaining best execution. Brokers are compensated according to these factors as well as the quality and scope of transaction services they have provided. In keeping with Putnam's commitment to best execution, we consider factors relevant to minimizing costs, including the size and timing of the transaction, the nature of the market for the security, the commission, and the quality of service rendered by the broker/dealer in other transactions.

Partners LargeCap Growth I
--------------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners LargeCap Growth I
Fund) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.



Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Preferred Securities
------------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.


Partners SmallCap Growth II
-------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients..



Partners SmallCap Value
---------------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.


Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.


Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.


If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES

The Institutional Class shares offered by the Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts;
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds"); and
.. the State of Iowa Section 529 College Savings Plan Trust.
In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor.

Shares of the Advisors Select, Advisors Preferred, Select, and Preferred classes of the currently offered Funds can be purchased only by certain employer sponsored retirement plans.

Class J shares are offered only to individuals (and his/her spouse) who:

.. receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life;
.. are customers of Principal Connection or the small business direct sales team; .. are purchasing shares through the Principal Income IRA;
.. are purchasing shares in conjunction with payroll deduction plans.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE").


The Advisors Select, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.


Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


Except for Class J shares, sales of shares, like purchases, may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan, a fund of funds or the State of Iowa Section 529

College Savings Plan Trust. Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


OFFERING PRICE

For all Funds except the Money Market Fund
------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.



Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

.. The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.


  In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.


Money Market Fund
-----------------
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class J shares (except distributions on the Capital Preservation Fund which must be reinvested in additional shares of Class J shares of that Fund) are reinvested automatically in additional shares of Class J shares of the same Fund unless the shareholder elects Dividend Relay to uses the distributions to purchase shares of another Fund's Class J shares. The reinvestment and/ or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Money Market Fund Yield
-----------------------
The Money Market Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2002, the Money Market Fund's yield was as follows:


                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.65%      0.83%      1.14%    1.02%       1.40%       0.52%





Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the Money Market Fund's effective yield was:

                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.65%      0.83%      1.14%    1.02%       1.41%       0.52%



The yield quoted at any time for the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.



The average annual total return for the periods ending October 31, 2002 for the Advisors Select Class shares are as follows:

 FUND                                               1-YEAR          5-YEAR
 ----                                               ------          ------
 Bond & Mortgage Securities                           3.80         7.63/(1)/    /
 Capital Preservation                                 3.50         3.59/(2)/
 Government Securities                                5.00         7.43/(1)/
 High Quality Intermediate-Term Bond                  4.43         7.99/(3)/
 High Quality Long-Term Bond                          4.15         7.80/(4)/
 High Quality Short-Term Bond                         3.72         6.98/(5)/
 International Emerging Markets                       5.34        -8.21/(3)/
 International I                                    -12.33        -20.99/(6)/
 International II                                   -12.32        -20.33/(4)/
 LargeCap Growth                                    -18.12        -28.80/(4)/
 LargeCap S&P 500 Index                             -16.15        -19.52/(1)/
 LargeCap Value                                      -9.26        -10.38/(1)/
 MidCap Blend                                        -2.95        -5.81/(1)/
 MidCap Growth                                      -30.65        -36.50/(4)/
 MidCap S&P 400 Index                                -6.25        -8.41/(1)/
 MidCap Value                                         0.44        -0.68/(5)/
 Money Market                                         0.88         2.26/(6)/
 Partners LargeCap Blend                            -10.18        -11.72/(5)/
 Partners LargeCap Blend I                          -19.84        -22.99/(6)/   /
 Partners LargeCap Growth I                         -19.38        -23.93/(6)/
 Partners LargeCap Growth II                        -17.46        -24.86/(6)/
 Partners LargeCap Value                             -9.96        -4.46/(4)/
 Partners MidCap Growth                             -19.85        -32.27/(5)/
 Partners MidCap Value                               -1.39        -4.38/(6)/
 Partners SmallCap Growth I                         -30.78        -28.56/(6)/
 Partners SmallCap Growth II                         -9.29        -28.23/(5)/
 Partners SmallCap Value                             -3.44        -2.37/(7)/
 Principal LifeTime 2010                             -3.98        -3.46/(7)/
 Principal LifeTime 2020                             -5.40        -5.14/(7)/
 Principal LifeTime 2030                             -7.26        -7.43/(7)/
 Principal LifeTime 2040                             -8.74        -8.03/(7)/
 Principal LifeTime 2050                            -11.05        -11.38/(7)/
 Principal Lifetime Strategic Income                 -2.11        -1.39/(7)/    /
 Real Estate                                          8.96         6.72/(3)/
 SmallCap Blend                                      -7.83        -3.95/(6)/
 SmallCap Growth                                    -30.69        -26.25/(4)/
 SmallCap S&P 600 Index                              -4.96        -3.22/(3)/
 SmallCap Value                                       3.90         4.52/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.



The average annual total return for the periods ending October 31, 2002 for the Advisors Preferred Class shares are as follows:

 FUND                                                  1-YEAR          5-YEAR
 ----                                                  ------          ------
 Bond & Mortgage Securities                              4.08         7.91/(1)/    /
 Capital Preservation                                    3.68         3.78/(2)/
 Government Securities                                   5.09         7.60/(1)/
 High Quality Intermediate-Term Bond                     4.61         8.17/(3)/
 High Quality Long-Term Bond                             4.34         7.98/(4)/
 High Quality Short-Term Bond                            3.91         7.26/(5)/
 International Emerging Markets                          5.53        -8.06/(3)/
 International I                                       -12.03        -20.73/(6)/
 International II                                       -9.07        -18.67/(4)/
 LargeCap Growth                                       -18.10        -28.73/(4)/
 LargeCap S&P 500 Index                                -15.86        -19.32/(1)/
 LargeCap Value                                         -9.09        -10.24/(1)/
 MidCap Blend                                           -2.78        -5.62/(1)/
 MidCap Growth                                         -30.60        -36.39/(4)/
 MidCap S&P 400 Index                                   -6.08        -8.32/(1)/
 MidCap Value                                            0.61        -0.54/(5)/
 Money Market                                            1.06         2.44/(6)/
 Partners LargeCap Blend                               -10.11        -11.58/(5)/
 Partners LargeCap Blend I                             -19.78        -22.85/(6)/   /
 Partners LargeCap Growth I                            -17.99        -23.13/(6)/
 Partners LargeCap Growth II                           -17.41        -24.73/(6)/
 Partners LargeCap Value                                -7.73        -3.18/(4)/
 Partners MidCap Growth                                -18.59        -31.69/(5)/
 Partners MidCap Value                                   0.11        -3.57/(6)/
 Partners SmallCap Growth I                            -30.60        -28.41/(6)/
 Partners SmallCap Growth II                            -9.12        -28.10/(5)/
 Partners SmallCap Value                                -3.24        -2.19/(7)/
 Principal LifeTime 2010                                -3.81        -3.30/(7)/
 Principal LifeTime 2020                                -5.22        -4.97/(7)/
 Principal LifeTime 2030                                -7.09        -7.27/(7)/
 Principal LifeTime 2040                                -8.57        -7.86/(7)/
 Principal LifeTime 2050                               -10.88        -11.22/(7)/
 Principal Lifetime Strategic Income                    -1.93        -1.22/(7)/    /
 Real Estate                                             9.94         7.28/(3)/
 SmallCap Blend                                         -7.79        -3.83/(6)/
 SmallCap Growth                                       -30.69        -26.21/(4)/
 SmallCap S&P 600 Index                                 -4.75        -3.00/(3)/
 SmallCap Value                                          3.98         4.67/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.



The average annual total return for the periods ending October 31, 2002 for the Select Class shares are as follows:

 FUND                                      1-YEAR          5-YEAR
 ----                                      ------          ------
 Bond & Mortgage Securities                  4.96         8.43/(1)/    /
 Capital Preservation                        3.88         3.94/(2)/
 Government Securities                       5.48         7.89/(1)/
 High Quality Intermediate-Term Bond         4.81         8.36/(3)/
 High Quality Long-Term Bond                 4.53         8.17/(4)/
 High Quality Short-Term Bond                3.20         6.96/(5)/
 International Emerging Markets              5.85        -7.86/(3)/
 International I                           -11.96        -20.64/(6)/
 International II                          -11.96        -20.04/(4)/
 LargeCap Growth                           -17.91        -28.58/(4)/
 LargeCap S&P 500 Index                    -15.79        -19.18/(1)/
 LargeCap Value                             -8.90        -10.03/(1)/
 MidCap Blend                               -2.59        -5.47/(1)/
 MidCap Growth                             -30.38        -36.26/(4)/
 MidCap S&P 400 Index                       -5.99        -8.12/(1)/
 MidCap Value                                0.91        -0.28/(5)/
 Money Market                                1.26         2.64/(6)/
 Partners LargeCap Blend                    -9.93        -11.43/(5)/
 Partners LargeCap Blend I                 -19.60        -22.71/(6)/   /
 Partners LargeCap Growth I                -19.03        -23.59/(6)/
 Partners LargeCap Growth II               -17.25        -24.61/(6)/
 Partners LargeCap Value                    -9.59        -4.11/(4)/
 Partners MidCap Growth                    -19.48        -32.03/(5)/
 Partners MidCap Value                      -0.96        -4.00/(6)/
 Partners SmallCap Growth I                -30.52        -28.26/(6)/
 Partners SmallCap Growth II                -8.95        -27.96/(5)/
 Partners SmallCap Value                    -3.03        -2.00/(7)/
 Principal LifeTime 2010                    -3.63        -3.13/(7)/
 Principal LifeTime 2020                    -5.04        -4.80/(7)/
 Principal LifeTime 2030                    -6.91        -7.10/(7)/
 Principal LifeTime 2040                    -8.49        -7.76/(7)/
 Principal LifeTime 2050                   -10.81        -11.12/(7)/
 Principal LifeTime Strategic Income        -1.75        -1.05/(7)/    /
 Real Estate                                 9.44         7.13/(3)/
 SmallCap Blend                             -7.98        -3.84/(6)/
 SmallCap Growth                           -30.47        -26.07/(4)/
 SmallCap S&P 600 Index                     -4.56        -2.86/(3)/
 SmallCap Value                              4.17         4.82/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.



The average annual total return for the periods ending October 31, 2002 for the Preferred Class shares are as follows:

 FUND                                         1-YEAR          5-YEAR
 ----                                         ------          ------
 Bond & Mortgage Securities                     4.50         8.22/(1)/    /
 Capital Preservation                           4.00         4.10/(2)/
 Government Securities                          5.61         8.01/(1)/
 High Quality Intermediate-Term Bond            4.93         8.58/(3)/
 High Quality Long-Term Bond                    4.66         8.18/(4)/
 High Quality Short-Term Bond                   4.13         7.51/(5)/
 International Emerging Markets                 5.97        -7.85/(3)/
 International I                              -11.61        -20.48/(6)/
 International II                             -11.72        -19.93/(4)/
 LargeCap Growth                              -17.75        -28.51/(4)/
 LargeCap S&P 500 Index                       -15.31        -18.95/(1)/
 LargeCap Value                                -8.79        -9.92/(1)/
 MidCap Blend                                  -2.47        -5.30/(1)/
 MidCap Growth                                -30.22        -36.18/(4)/
 MidCap S&P 400 Index                          -5.78        -8.01/(1)/
 MidCap Value                                   0.92        -0.17/(5)/
 Money Market                                   1.38         2.77/(6)/
 Partners LargeCap Blend                       -9.82        -11.37/(5)/
 Partners LargeCap Blend I                    -19.59        -22.59/(6)/   /
 Partners LargeCap Growth I                   -18.88        -23.50/(6)/
 Partners LargeCap Growth II                  -17.12        -24.54/(6)/
 Partners LargeCap Value                       -9.37         -3.99(/4)/
 Partners MidCap Growth                       -19.33        -31.96/(5)/
 Partners MidCap Value                         -0.83        -3.88/(6)/
 Partners SmallCap Growth I                   -30.11        -28.04/(6)/
 Partners SmallCap Growth II                   -8.93        -27.90/(5)/
 Partners SmallCap Value                       -2.93        -1.88/(7)/
 Principal LifeTime 2010                       -3.50        -3.00/(7)/
 Principal LifeTime 2020                       -4.91        -4.67/(7)/
 Principal LifeTime 2030                       -6.89        -7.03/(7)/
 Principal LifeTime 2040                       -8.26        -7.56/(7)/
 Principal LifeTime 2050                      -10.69        -10.99/(7)/
 Principal Lifetime Strategic Income           -1.63        -0.92/(7)/    /
 Real Estate                                    9.47         7.15/(3)/
 SmallCap Blend                                -7.48        -3.52/(6)/
 SmallCap Growth                              -30.47        -26.07/(4)/
 SmallCap S&P 600 Index                        -4.35        -2.74/(3)/
 SmallCap Value                                 4.29         4.94/(5)/


/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.



The average annual total return for the periods ending October 31, 2002 for the Institutional Class shares are as follows:

 FUND                                             1-YEAR          5-YEAR
 ----                                             ------          ------
 Bond & Mortgage Securities                       4.76           7.03/(1)/    /
 Capital Preservation                             4.27           4.35/(2)/
 Government Securities                            5.86           7.59/(1)/
 High Quality Intermediate-Term Bond              5.56           7.77/(1)/
 High Quality Long-Term Bond                      5.81           7.89/(1)/
 High Quality Short-Term Bond                     4.29           6.60/(1)/
 International Emerging Markets                   6.03          -8.67/(1)/
 International I                                -11.60          -19.85/(1)/
 International II                               -11.58          -19.69/(3)/
 LargeCap Growth                                -17.50          -21.85/(1)/
 LargeCap S&P 500 Index                         -15.54          -17.35/(1)/
 LargeCap Value                                  -8.54          -10.82/(1)/
 MidCap Blend                                    -2.23          -5.43/(1)/
 MidCap Growth                                  -30.07          -33.24/(1)/
 MidCap S&P 400 Index                            -5.61          -8.25/(1)/
 MidCap Value                                     1.19          -2.15/(1)/
 Money Market                                     1.64           2.61/(1)/
 Partners LargeCap Blend                         -9.66          -11.14/(4)/
 Partners LargeCap Blend I                      -19.29          -20.26/(1)/   /
 Partners LargeCap Growth I                     -18.80          -23.30/(5)/
 Partners LargeCap Growth II                    -16.80          -24.28/(6)/
 Partners LargeCap Value                         -9.32          -3.91/(3)/
 Partners MidCap Growth                         -19.18          -25.37/(1)/
 Partners MidCap Value                           -0.67          -3.70/(5)/
 Partners SmallCap Growth I                     -30.34          -28.11/(5)/
 Partners SmallCap Growth II                     -8.77          -27.83/(4)/
 Partners SmallCap Value                         -2.72          -1.64/(7)/
 Preferred Securities                            3.00/(8)/
 Principal LifeTime 2010                         -3.25          -2.72/(1)/
 Principal LifeTime 2020                         -4.67          -4.46/(1)/
 Principal LifeTime 2030                         -6.63          -6.76/(1)/
 Principal LifeTime 2040                         -8.12          -7.36/(1)/
 Principal LifeTime 2050                        -10.45          -10.85/(1)/
 Principal Lifetime Strategic Income             -1.36          -0.64/(1)/    /
 Real Estate                                     10.38           8.73/(1)/
 SmallCap Blend                                  -7.34          -4.52/(1)/
 SmallCap Growth                                -30.33          -28.49/(1)/
 SmallCap S&P 600 Index                          -4.19          -5.55/(1)/
 SmallCap Value                                   4.60           2.44/(1)/


/ //(1)/ Period from February 27, 2001 (date operations commenced) through
 October 31, 2002.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2002.
 /(3)/ Period from November 27, 2000 (date operations commenced) through October 31, 2002.
/ //(4)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2002.
/ //(5)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2002.
/ //(6)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2002.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2002.
/ //(8)/ Period from May 1, 2002 (date operations commenced) through October 31,
 2002.



The average annual total return (net of CDSC) for the periods ending October 31, 2002 for the Class J Shares are as follows:

 FUND                                              1-YEAR          5-YEAR
 ----                                              ------          ------
 Bond & Mortgage Securities                          2.86         6.21/(1)/    /
 Capital Preservation                                2.24         2.62/(2)/
 Government Securities                               3.87         6.59/(1)/
 High Quality Intermediate-Term Bond                 3.21         6.54/(1)/
 High Quality Long-Term Bond                         3.11         6.45/(1)/
 High Quality Short-Term Bond                        2.34         5.62/(1)/
 International Emerging Markets                      4.17        -9.44/(1)/
 International I                                   -13.41        -20.62/(1)/
 International II                                  -13.20        -18.42/(1)/
 LargeCap Growth                                   -19.22        -22.59/(1)/
 LargeCap S&P 500 Index                            -17.14        -18.11/(1)/
 LargeCap Value                                    -10.35        -11.59/(1)/
 MidCap Blend                                       -4.00        -6.26/(1)/
 MidCap Growth                                     -31.45        -33.84/(1)/
 MidCap S&P 400 Index                               -7.45        -9.15/(1)/
 MidCap Value                                       -0.74        -2.99/(1)/
 Money Market                                       -0.32         1.68/(1)/
 Partners LargeCap Blend                           -11.35        -12.87/(1)/
 Partners LargeCap Blend I                         -20.82        -20.94/(1)/   /
 Partners LargeCap Growth I                        -20.23        -20.30/(1)/
 Partners LargeCap Growth II                       -18.43        -18.52/(1)/
 Partners LargeCap Value                           -11.03        -8.14/(1)/
 Partners MidCap Growth                            -20.71        -25.98/(1)/
 Partners MidCap Value                              -2.48        -5.82/(1)/
 Partners SmallCap Growth I                        -31.59        -26.64/(1)/
 Partners SmallCap Growth II                       -10.34        -19.16/(1)/
 Partners SmallCap Value                            -4.50        -2.50/(3)/
 Principal LifeTime 2010                            -5.11        -5.20/(2)/
 Principal LifeTime 2020                            -6.50        -7.05/(2)/
 Principal LifeTime 2030                            -8.44        -9.63/(2)/
 Principal LifeTime 2040                            -9.79        -10.12/(2)/
 Principal LifeTime 2050                           -11.87        -13.93/(2)/
 Principal Lifetime Strategic Income                -3.25        -2.94/(2)/    /
 Real Estate                                         7.88         7.53/(1)/
 SmallCap Blend                                     -9.15        -5.40/(1)/
 SmallCap Growth                                   -31.59        -29.09/(1)/
 SmallCap S&P 600 Index                             -6.10        -6.41/(1)/
 SmallCap Value                                      2.66        -1.53/(1)/


/ //(//1//)/ Period beginning February 27, 2001 and ending October 31, 2002. / //(//2//)/ Period beginning June 15, 2001 and ending October 31, 2002.
/ //(3)/ Period beginning March 1, 2001 and ending October 31, 2002.

This table shows the yield as of October 31, 2002 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2002
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              3.40%      3.61%      3.85%    3.92%       4.12%       3.19%
 Capital Preservation    2.65       2.83       3.14     3.02        3.40        2.40
 Government Securities   4.02       4.47       4.46     4.31        4.71        3.75
 High Quality
 Intermediate-Term
 Bond                    3.84       4.00       4.33     4.21        4.60        3.66
 High Quality
 Long-Term Bond          4.26       4.44       4.75     4.63        5.01        4.06
 High Quality
 Short-Term Bond         3.03       3.19       3.52     3.62        3.77        2.82




GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS


The financial statements for the Fund, except the LargeCap Blend I, Partners International, Partners LargeCap
Growth, Partners SmallCap Blend, Partners SmallCap Value I, Partners MidCap Growth I and Partners MidCap Value
I Funds (as each commenced operation after the fiscal year end), for the year ended October 31, 2002 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.


APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.


A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.


APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Fund follow.

                                                                       JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
           VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
           ---------------------------------------------------------

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES


This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.
 Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.



CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
 However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.
 For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.



                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


                             PROXY VOTING POLICIES


American Century Investment Management, Inc. ("ACIM") is the investment manager for the American Century family of funds and for a number of separately managed accounts. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Board of Directors of ACIM.


I.  GENERAL PRINCIPLES:


In voting proxies, ACIM is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. ACIM will attempt to consider all factors of its vote that could affect the value of the investment. It will not subordinate the interests of the beneficial owners in the value or their investments to unrelated objectives. In short, ACIM will vote proxies in the manner that it believes will do the most to maximize shareholder value.


II. SPECIFIC PROXY MATTERS:


A. ROUTINE MATTERS.
-------------------


1. ELECTION OF DIRECTORS. . In general, ACIM will vote in favor of management's director nominees if they are running unopposed. ACIM believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Qualitative performance information about nominees is generally not available to us from sources other than the company and we must rely on the company's current management to solicit proxies for qualified individuals. ACIM of course maintains the ability to vote against any candidate whom it feels is not qualified, but the exercise of this right will probably be rare. When management's nominees are opposed in a proxy contest, ACIM will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.



2. RATIFICATION OF SELECTION OF AUDITORS. . ACIM will generally rely on the judgment of management in selecting the independent auditors who will provide the best service to the company. ACIM will examine the recommendation of management in more depth if the proxy statement discloses (as required by law) a change in auditors based upon a fundamental disagreement in policy.



3. STOCK OPTION PLAN PROPOSALS. . ACIM will conduct a case-by-case analysis of each stock option plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's incentive stock option plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive. ACIM recognizes that stock options can be useful in attracting and maintaining desirable employees.


As a rule of thumb, ACIM will generally approve stock option plans or amendments thereto if the total number of shares reserved for issuance under all of the company's incentive plans does not exceed 10% of the number of outstanding shares. In the event more than 10% of the company's outstanding shares are reserved for issuance upon exercise of options, ACIM will make a case-by-case determination concerning the option proposals. Factors that will be considered in the determination include the company's overall capitalization and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by ACIM's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.



ACIM will generally vote against the adoption of plan amendments which provide for immediate vesting of all options in the event of a change of control of the company (see "Anti-Takeover Proposals" below), and which reset outstanding options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. ACIM will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate.


B. ANTI-TAKEOVER PROPOSALS.
---------------------------

In general, ACIM will vote against any proposal, whether made by management or shareholders, which ACIM believes would materially contribute to preventing a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.



1. CUMULATIVE VOTING. . ACIM will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. ACIM believes that the elimination of cumulative voting constitutes an anti-takeover measure.



2. STAGGERED BOARD. . If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, ACIM believes that staggered boards are primarily an anti-takeover device and will vote against them. ACIM does not, however, vote against the re-election of staggered boards.



3. "BLANK CHECK" PREFERRED STOCK. . Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" and could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, ACIM will vote against blank check preferred stock. However, ACIM may vote in favor of blank check preferred if the proxy statement discloses that such stock will be used for a specific, proper corporate objective.



4. ELIMINATION OF PREEMPTIVE RIGHTS. . When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. ACIM generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.



5. NON-TARGETED SHARE REPURCHASE. . A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company.
 ACIM finds no disadvantageous effects of a non-targeted share repurchase, as opposed to preemptive rights, and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.




6. INCREASE IN AUTHORIZED COMMON STOCK. . The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. ACIM will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, ACIM will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.



7. "SUPERMAJORITY" VOTING PROVISIONS. . A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders to approve any type of acquisition of the company. ACIM believes that the supermajority provision is a standard anti-takeover measure and will vote against it. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. It is often proposed in conjunction with other anti-takeover measures.



8. "FAIR PRICE" AMENDMENTS. . This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. ACIM will carefully examine all fair price proposals. In general, ACIM will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.



9. LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS. . The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. ACIM believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and will be voted opposed.



10. POISON PILLS OR "SHAREHOLDERS RIGHTS" PLANS. . Many companies have now adopted some version of a poison pill or "shareholder rights" plan. Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.


The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders receive a better price. ACIM believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. ACIM will continue to join with most institutional investors in voting against all forms of poison pills.



11. GOLDEN PARACHUTES. . Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, ACIM will evaluate the specifics of the plan presented.



12. REINCORPORATION . Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states now provide some type of legislation which discourage takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.



We will examine reincorporation proposals on a case-by-case basis. If ACIM believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. When reincorporation is proposed for a legitimate business purpose, ACIM will vote affirmatively.



13. CONFIDENTIAL VOTING. . Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name, maintains shareholders' confidentiality. ACIM believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.



14. OPTING IN OR OUT OF STATE TAKEOVER LAWS. . State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. ACIM believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, ACIM will generally vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS.
-----------------


1. SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS. . ACIM will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding issues is often unclear. Where this is the case, ACIM believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the funds that ACIM manages, and therefore will rely on management's assessment of the economic effect of such proposals.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political actions committees or a proposal to require a company to adopt a non-smoking workplace policy. ACIM believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, ACIM will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.



2. ANTI-GREENMAIL PROPOSALS. . "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company.
 Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. ACIM believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.



3. INDEMNIFICATION. . ACIM will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.




4. NON-STOCK INCENTIVE PLANS. . Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and ACIM will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRS Rule 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriate shareholder value transferred by proposed plans.



5. DIRECTOR TENURE. . These proposals ask that age and term restrictions be placed on the board of directors. ACIM believes that these types of restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.



6. DIRECTORS' STOCK OPTIONS PLANS. . ACIM believes that stock options are an appropriate form of compensation for directors, and ACIM will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation.



7. DIRECTOR SHARE OWNERSHIP. . ACIM will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, ACIM will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by ACIM staff, which is overseen by the General Counsel of ACIM, in consultation with equity managers. Electronic records will be kept of all votes made.


ACIM requests all recipients of these Proxy Voting Policies to maintain their confidentiality and not to disclose ACIM's general or specific voting policies to proxy solicitation firms or to others.

   6/1/89
   Revised 12/05/91
   Revised 2/15/97
   Revised 8/1/99

                         ARK ASSET MANAGEMENT CO., INC.


               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES


                                 MAY  22, 2003


INTRODUCTION


Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. ("Ark") with regard to the voting of proxies over which we have investment responsibility.
 These policies and procedures are available to our clients upon request.


GENERAL PROXY VOTING POLICY


Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Adviser's Act"). Pursuant to various provisions of the Adviser's Act, Ark acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.


In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for advisory clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders. It is Ark's intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements.


Ark's proxy voting process is dynamic and subject to periodic review.
 Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark's discretion to address any such changes.


The following summarizes Ark's current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.


PROXY VOTING POLICIES AND PROCEDURES


Each proxy proposal is reviewed on a case-by-case basis by Ark's Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.


BUSINESS OPERATIONS

These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:


  . Name changes
  . Election of directors
  . Ratification of auditors
  . Maintaining current levels of directors' indemnification and liability
  . Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest
  . Employee stock purchase or ownership plans


CHANGES IN STATUS

There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:


  . Mergers, acquisitions, restructurings
  . Reincorporations
  . Changes in capitalization

SHAREHOLDER DEMOCRACY

We will generally vote against any proposal that attempts to limit shareholder democracy and restricts the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:


  . Increased indemnification protections for directors or officers
  . Supermajorities
  . Unequal voting rights
  . Classified boards
  . Cumulative voting
  . Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest
  . Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:


  . Annual elections
  . Independent directors
  . Confidential voting
  . Proposals that require shareholder approval for:
    . Adoption or retention of "poison pills" or golden parachutes . Elimination of cumulative voting or preemptive rights
    . Reclassification of company boards

COMPENSATION

We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.


OTHER MATTERS

There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


CONFLICTS OF INTEREST


Ark must act as a fiduciary when voting proxies on behalf of its advisory clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document.
 In addition, Ark will actively monitor the proxies it receives on behalf of its advisory clients to identify and resolve any potential conflict of interest.


Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark's voting decision; (ii) discuss the proxy vote with the client;
(iii) fully disclose the material facts regarding the conflict and seek the client's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the client and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.


RECORDKEEPING


In accordance with Rule 204-2 under the Adviser's Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.


In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC's EDGAR system in lieu on maintaining internal copies. In maintaining item
(iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.


Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last
entry was made on such record.   During the first two (2) years of such six (6)
year period, all required documents will be maintained in Ark's main office.


DISCLOSURE OF PROXY VOTING RECORD


Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to advisory clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further proxy voting information about their own proxies.


Upon a request from a client, Ark will furnish its proxy voting record with respect such client's securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).


Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their advisory clients' holdings).


With respect to each of Ark's advisory clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.



                        MELLON FINANCIAL CORPORATION



                              PROXY VOTING POLICY

                              (Approved 04/19/02)

                        GENERAL STATEMENT OF PRINCIPLES



 1)
   Stock Ownership Rights as Assets - We, the members of the Mellon Financial Corporation ("Mellon") Proxy Voting Committee, recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting the shares against the benefit of voting the shares to determine whether or not to vote.


 2)Exclusive Benefit of Beneficiaries - We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of investment companies managed by the investment advisory subsidiaries of Mellon (the "Subsidiaries") or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

 3)
   Long-Term Perspective - We believe our goal in managing financial assets is to protect capital and enhance long-term value. We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

 4)
   Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

 5)Anti-takeover Proposals - We will tend to oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

 6)"Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

 7)Proxy Voting Process - We review every proxy we receive. Every voting proposal is categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are updated periodically so as to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to us for discussion and vote. Additionally, we may review any proposal where we have identified a particular company, particular industry or particular issue for special scrutiny. We will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.



 8)Securities Lending - We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

 9)
   Recordkeeping - We keep the following records for each voting proposal for six years:

   .  Record of date of receipt of proxy materials.


   . Record of number of shares held as of record date and of any necessary efforts to reconcile differences as to number of shares held between proxy materials and internal records (including efforts to obtain missing proxies).


   . With respect to each matter submitted for a vote, record of either (a) in the case of matters subject to a guideline for voting, references to the guideline and evidence that the matter was voted in accordance with the guideline, or if not voted in accordance with the guideline, the specific facts and reasons why not so voted, or (b) in the case of matters not subject to a guideline, a record of how the matter was voted and the justification for voting that way.


   . For all matters submitted for a vote, a record of management's recommendation for the vote.


   .  Record of when the proxy was returned and the method of delivery.


   .  Proof that records are retained for six years.


 10) Disclosure - We will furnish a copy of this General Statement of Principles to any authorized representative requesting it who in the judgment of the Proxy Policy Committee has an interest in an account for whom shares are voted, including without limitation named fiduciaries of employee benefit plans, co-trustees, employee benefit, and other trust beneficiaries, and shareholders of investment companies managed by the Subsidiaries. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.
                            FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.


General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------


The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);


.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.


Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;


.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.



Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.


                             FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)


    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.


.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.



Conflicts of Interest
---------------------

 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:



 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                      ISS PROXY VOTING GUIDELINES SUMMARY


The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


THE BOARD OF DIRECTORS (CHAPTER 3)


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:




.. Attend less than 75 percent of the board and committee meetings without a valid excuse,
.. Implement or renew a dead-hand or modified dead-hand poison pill, .. Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
.. Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
.. Failed to act on takeover offers where the majority of the shareholders tendered their shares,
.. Are inside directors and sit on the audit, compensation, or nominating committees, and
.. Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.


SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

.. Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
.. Majority of independent directors on board, .. All-independent key committees,
.. Committee chairpersons nominated by the independent directors, .. CEO performance reviewed annually by a committee of outside directors, .. Established governance guidelines, and
.. Company performance.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.


STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.


TERM OF OFFICE

Vote AGAINST shareholder proposals to limit the tenure of outside directors.


AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


PROXY CONTESTS (CHAPTER 4)


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


AUDITORS (CHAPTER 5)


RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


PROXY CONTEST DEFENSES (CHAPTER 6)


BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.


SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


TENDER OFFER DEFENSES (CHAPTER 7)


POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.


PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.


UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers. Vote AGAINST dual-class recapitalizations.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.



WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


MISCELLANEOUS GOVERNANCE PROVISIONS (CHAPTER 8)


CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.


EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


CAPITAL STRUCTURE (CHAPTER 9)


COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.


REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.



PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.


PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.


DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Bankruptcy- Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

.. adverse governance changes,
.. excessive increases in authorized capital stock, .. unfair method of distribution,
.. diminution of voting rights,
.. adverse conversion features,
.. negative impact on stock option plans, and .. other alternatives such as spinoff.



EXECUTIVE AND DIRECTOR COMPENSATION (CHAPTER 10)


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.


DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.


EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.


OBRA-RELATED COMPENSATION PROPOSALS:

.. Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Added Performance-Based Goals

  Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

.. Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.



GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


STATE OF INCORPORATION (CHAPTER 11)


VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.


MERGERS AND CORPORATE RESTRUCTURINGS (CHAPTER 12)


MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.


SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.



LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


MUTUAL FUND PROXIES (CHAPTER 13)


ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.


Votes should be withheld from directors who:

.. attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

  In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

.. ignore a shareholder proposal that is approved by a majority of shares outstanding;
.. ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
.. are interested directors and sit on the audit or nominating committee; or .. are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.


PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.


INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.



APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.


1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.


CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.


AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.



DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.


SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote AGAINST the establishment of a director ownership requirement.


REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis,


considering the following factors: performance of the fund's NAV and the history of shareholder relations.


SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)


CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
-------------

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

.. The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), .. The availability and feasibility of alternatives to animal testing to ensure product safety, and
.. The degree that competitors are using animal-free testing.

Drug Pricing
----------------



Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

.. Whether the proposal focuses on a specific drug and region;
.. Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
.. Whether the company already limits price increases of its products;
.. Whether the company already contributes life-saving pharmaceuticals to the needy; and
.. The extent that peer companies implement price restraints.

Genetically Modified Foods
--------------------------

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

.. The costs and feasibility of labeling and/or phasing out;
.. The nature of the company's business and the proportion of it affected by the proposal;
.. The proportion of company sales in markets requiring labeling or GMO-free products;
.. The extent that peer companies label or have eliminated GMOs;
.. Competitive benefits, such as expected increases in consumer demand for the company's products; and
.. The risks of misleading consumers without federally mandated, standardized labeling.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.


Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.


Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

.. The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
.. The extent that peer companies have eliminated GMOs;
.. The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and .. Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.


Handguns
--------

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


Predatory Lending
-----------------

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

.. Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;



.. Whether the company has adequately disclosed the financial risks of its subprime business; and
.. Whether the company has been subject to violations of lending laws or serious lending controversies.

Tobacco
-------

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:


Second-hand smoke:
.. Whether the company complies with all local ordinances and regulations;
.. The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
.. The risk of any health-related liabilities.

Advertising to youth:
.. Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
.. Whether the company has gone as far as peers in restricting advertising; and .. Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
.. The percentage of the company's business affected and .. The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
.. The percentage of the company's business affected;
.. The feasibility of a spinoff; and
.. Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY


ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

.. Whether there are publicly available environmental impact reports;
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and .. The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:



.. The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
.. The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
.. Environmentally conscious practices of peer companies, including endorsement of CERES; and
.. Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:

.. The company's level of disclosure lags that of its competitors or .. The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are recycling;
.. The timetable prescribed by the proposal;
.. The costs of implementation; and
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations.



RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are switching from fossil fuels to cleaner sources;
.. The timetable and specific action prescribed by the proposal; and .. The costs of implementation.

GENERAL CORPORATE ISSUES


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

.. The relevance of the issue to be linked to pay;
.. The degree that social performance is already included in the company's pay structure;
.. The degree that social performance is used by peer companies in setting pay; .. Violations or complaints filed against the company relating to the particular social performance measure;
.. Artificial limits sought by the proposal, such as freezing or capping executive pay;
.. Independence of the compensation committee; and .. Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

.. The company is in compliance with laws governing corporate political activities, and
.. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.


Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.


Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


LABOR STANDARDS AND HUMAN RIGHTS


CHINA PRINCIPLES

Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:

.. The company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles;



.. Agreements with foreign suppliers to meet certain workplace standards; .. How company and vendor facilities are monitored;
.. Peer company adherence to the Principles;
.. Costs and feasibility/legality of implementing the Principles;
.. Control of company and involvement of Chinese army/government; and .. Whether the company has been recently involved in labor and human rights controversies or violations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

.. The nature and amount of company business in that country;
.. The company's workplace code of conduct;
.. Proprietary and confidential information involved;
.. Company compliance with U.S. regulations on investing in the country; and .. Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

.. The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; .. Agreements with foreign suppliers to meet certain workplace standards;
.. How company and vendor facilities are monitored;
.. Company participation in fair labor organizations;
.. Type of business;
.. Proportion of business conducted overseas;
.. Countries of operation with known human rights abuses;
.. Whether the company has been recently involved in labor and human rights controversies or violations;
.. Peer company standards and practices; and .. Union presence in company's international factories.

Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.


Generally vote FOR reports outlining vendor standards compliance unless:

.. The company does not operate in countries with significant human rights violations;
.. The company has no recent human rights controversies or violations; or .. The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

.. Company compliance with or violations of the Fair Employment Act of 1989; .. Company antidiscrimination policies that already exceed the legal requirements;
.. The cost and feasibility of adopting all nine principles;
.. The cost of duplicating efforts to follow two sets of standards (Fair
  Employment and the MacBride Principles);
.. The potential for charges of reverse discrimination;



.. The potential that any company sales or contracts in the rest of the United
  Kingdom could be negatively impacted;
.. The level of the company's investment in Northern Ireland;
.. The number of company employees in Northern Ireland;
.. The degree that industry peers have adopted the MacBride Principles; and .. Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS


FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.


LANDMINES

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:

.. Whether the company currently manufactures landmines or landmine components
  and
.. Whether the company's peers have renounced future production.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

.. The information is already publicly available or .. The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY


BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

.. The board composition is reasonably inclusive in relation to companies of similar size and business or
.. The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

.. The degree of board diversity;
.. Comparison with peer companies;
.. Established process for improving board diversity;
.. Existence of independent nominating committee;
.. Use of outside search firm; and
.. History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless:

.. The company has well-documented equal opportunity programs;



.. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and .. The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

.. The composition of senior management and the board is fairly inclusive;
.. The company has well-documented programs addressing diversity initiatives and leadership development;
.. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
.. The company has no recent EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

.. Whether the company's EEO policy is already in compliance with federal, state, and local laws;
.. Whether the company has any recent EEO violations or litigation; and .. Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


                 GLOBAL PROXY VOTING PROCEDURES AND GUIDELINES



                            2003 EDITION JULY 1, 2003


                       JPMORGAN FLEMING ASSET MANAGEMENT



Table of Contents- Global

 Part I: J.P. Morgan Fleming Asset Management Global Proxy-Voting Procedures
     A.
  Objective....................................................................3

     B. Proxy
  Committee................................................................... 3

     C. The Proxy Voting
  Process...................................................................3- 4

     D. Material Conflicts of
  Interest..................................................................4- 5

     E. Escalation of Material Conflicts of
  Interests....................................................................5

     F.
  Recordkeeping..............................................................  5


 Exhibit A...
 ............................................................................ 6

 Part II: J.P. Morgan Fleming Asset Management Global Proxy-Voting Guidelines
     A North
  America.................................................................. 8-20

     Table of
     Contents.............................................................. 9-10

     Guidelines............................................................11-20

  B.....................................................................Europe,
  Middle East, Africa, Central America and South
  America...................................................  21-31

       Table of
  Contents.................................................................. 22

       Guidelines...............................................................
  23-31

  C.  Asia
  (ex-Japan)................................................................
  32-33

  D.
   Japan........................................................................
  34-35


PART I:  JP MORGAN FLEMING ASSET MANAGEMENT PROXY-VOTING PROCEDURES


A. Objective


  As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively, as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.


 These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhancesshareholder value.
  Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.



B. Proxy Committee


  To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The ProxyCommittee may delegate certain of its responsibilities to subgroups composed of Proxy
  Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.


C. The Proxy Voting Process


  JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


  Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.


  Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event a JPMFAM investment professional makes a recommendation in
  -----------------------------------------------------------------------
  connection with an Override, the investment professional must provide the
  -------------------------------------------------------------------------
  appropriate Proxy Administrator with a written certification ("Certification")
  ------------------------------------------------------------------------------
  which shall contain an analysis supporting his or her recommendation   and a
  ----------------------------------------------------------------------------
  certification  that he or she (A) received no communication in regard to the
  ----------------------------------------------------------------------------
  proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard
  ------------------------------------------------------------------------
  Policy (as defined below) or written policy on information barriers, or
  -----------------------------------------------------------------------
  received any communication in connection with the proxy solicitation or
  -----------------------------------------------------------------------
  otherwise that would suggest the existence of an actual or potential  conflict
  ------------------------------------------------------------------------------
  between JPMFAM'S interests and that of its clients and (B) was not aware of
  ---------------------------------------------------------------------------
  any personal or other relationship that could present an actual or potential
  ----------------------------------------------------------------------------
  conflict of interest with the clients' interests.
  -------------------------------------------------


D. Material Conflicts of Interest


  The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls;
  the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's pre-determined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.


  Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.


E. Escalation of Material Conflicts of Interest


  When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.


  Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  . removing certain JPMFAM personnel from the proxy voting process; "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a pre-determined manner; or
  . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

  The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.


F. Recordkeeping


  JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  . a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
  . a copy of each proxy statement received on behalf of JPMFAM clients;
  . a record of each vote cast on behalf of JPMFAM client holdings;
  . a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
  . a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

  It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.


                                   EXHIBIT A

            J.P. Morgan Investment Management Inc.
            J.P. Morgan Fleming Asset Management (USA) Inc.
            Robert Fleming Inc.
            J.P. Morgan Fleming Asset Management (London) Limited
            J.P. Morgan Fleming Asset Management (UK) Limited
            JF International Management Inc.
            JF Asset Management Limited
            JF Asset Management (Singapore) Limited


PART II: PROXY VOTING GUIDELINES


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.


JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South
America (3) Asia (ex-Japan) and (4) Japan, respectively.   Notwithstanding the
variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


PART II. A: NORTH AMERICA PROXY VOTING GUIDELINES

Part II. A: North America Guidelines Table of Contents

 1.  UNCONTESTED DIRECTOR
 ELECTIONS............................................................11

 2.  PROXY
 CONTESTS.......................................................................
 11
     a. Election of
  Directors.....................................................................
  11

     b. Reimburse Proxy Solicitation
  Expenses....................................................................
  11


 3.  RATIFICATION OF
 AUDITORS......................................................................
 11

 4.  PROXY CONTEST
 DEFENSES................................................................. 12-13
     a. Board Structure: Staggered vs. Annual
  Elections...........................................................12

     b. Shareholder Ability to Remove
  Directors.................................................................. 12

     c. Cumulative
  Voting........................................................................
  12

     d. Shareholder Ability to Call Special
  Meeting............................................................... 13

     e. Shareholder Ability to Act by Written
  Consent.............................................................13

     f. Shareholder Ability to Alter the Size of the
  Board...............................................................13


 5.  TENDER OFFER
 DEFENSES...................................................................
 13-14
     a. Poison
  Pills.........................................................................
  13

     b. Fair Price
  Provision.....................................................................
  13

     c.
  Greenmail.....................................................................
  13

     d. Unequal Voting
  Rights........................................................................
  13

     e. Supermajority Shareholder Vote Requirement to Amend Charter or
  Bylaws..............................................................13

     f. Supermajority Shareholder Vote Requirement to Approve
  Mergers.............................................................14


 6.  MISCELLANEOUS BOARD
 PROVISIONS...........................................................14
     a. Separate Chairman and CEO
  Positions...................................................................
  14

     b. Lead Director and Executive
  Sessions.....................................................................
  14

     c. Majority of Independent
  Directors.....................................................................
  14

     d. Stock Ownership
  Requirements..................................................................
  14

     e. Term of
  Office........................................................................
  14

     f. Director and Officer Indemnification and Liability
  Protection..........................................................14

     g. Board
  Size..........................................................................
  14


 7.  MISCELLANEOUS GOVERNANCE
 PROVISIONS...........................................................15
     a. Independent Nominating
  Committee.....................................................................
  15

     b. Confidential
  Voting........................................................................
  15

     c. Equal
  Access........................................................................
  15

     d. Bundled
  Proposals.....................................................................
  15

     e. Charitable
  Contributions.................................................................
  15

     f. Date/Location of
  Meeting.......................................................................
  15


     g. Include Non-management Employees on
  Board...............................................................15

     h. Adjourn Meeting if Votes are
  Insufficient..................................................................
  15

     i. Other
  Business......................................................................
  15

     j. Disclosure of Shareholder
  Proponents....................................................................
  15


 8.  CAPITAL
 STRUCTURE......................................................................
 15-16
     a. Common Stock
  Authorization.................................................................
  15

     b. Stock Distributions: Splits and
  Dividends.................................................................. 16

     c. Reverse Stock
  Splits........................................................................
  16

     d. Blank Check Preferred
  Authorization.................................................................
  16

     e. Shareholder Proposals Regarding Blank Check Preferred
  Stock...............................................................16

     f. Adjustments for Par Value of Common
  Stock...............................................................16

     g.
  Restructurings/Recapitalizations..............................................
  16

     h. Share Repurchase
  Programs......................................................................
  16

     i. Target Share
  Programs......................................................................
  16


 9.  EXECUTIVE AND DIRECTOR
 COMPENSATION......................................................17-18
     a. Stock-based Incentive
  Plans.........................................................................
  17

     b. Approval of Cash or Cash-and-Stock Bonus
  Plans...............................................................17

     c. Shareholder Proposal to Limit Executive and Director
  Pay.................................................................17

     d. Golden and Tin
  Parachutes....................................................................
  17

     e. 401(k) Employee Benefit
  Plans.........................................................................
  17

     f. Employee Stock Purchase
  Plans.........................................................................
  17

     g. Option
  Expensing.....................................................................
  18

     h. Options
  Repricing.....................................................................
  18

     i. Stock Holding
  Periods.......................................................................
  18


 10.
 INCORPORATION..................................................................
 18
     a. Reincorporation Outside the United
  States...............................................................18

     b. Voting on Stake Takeover
  Statutes......................................................................
  18

     c. Voting on Reincorporation
  Proposals.....................................................................
  18


 11. MERGERS AND CORPORATE
 RESTRUCTURINGS............................................ ........18-19
     a. Mergers and
  Acquisitions..................................................................
  18

     b.
  Non-financial.................................................................
  18

     c. Corporate
  Restructuring.................................................................
  18

     d.
  Spin-offs.....................................................................
  18

     e. Asset
  Sales.........................................................................
  18

     f.
  Liquidations..................................................................
  18

     g. Appraisal
  Rights........................................................................
  19

     h. Changing Corporate
  Name..........................................................................
  19


 12. ENERGY AND
 ENVIRONMENT...............................................................
 19-20
     a. Energy and
  Environment...................................................................
  19

     b. Northern
  Ireland.......................................................................
  19

     c. Military
  Business......................................................................
  19

     d. International Labor Organization Code of
  Conduct.............................................................19

     e. Promote Human Rights in China, Nigeria, and
  Burma...............................................................19

     f. World Debt
  Crisis........................................................................
  19

     g. Equal Employment Opportunity and
  Discrimination......................................................19

     h. Animal
  Rights........................................................................
  19

     i. Product Integrity and
  Marketing.....................................................................
  19


     j. Human Resources
  Issues........................................................................
  20

     k. Link Executive Pay and Social and/or Environmental
  Criteria............................................................20


 13. FOREIGN
 PROXIES........................................................................
 20

 14. PRE-SOLICITATION
 CONTACT..................................................................... 20


PART II. A: NORTH AMERICA GUIDELINES


1.    UNCONTESTED DIRECTOR ELECTIONS
  Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:


  1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or


  2) implement or renew a dead-hand or modified dead-hand poison pill; or

  3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

  4) ignore a shareholder proposal that is approved by a, i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

  5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. PROXY CONTESTS
  2A.ELECTION OF DIRECTORS

    Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


  2B.REIMBURSE PROXY SOLICITATION EXPENSES
    Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.


3. RATIFICATION OF AUDITORS
  Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


  Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees. Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4. PROXY CONTEST DEFENSES
  4A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
    Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:


    1) Majority of board composed of independent directors,


    2) Nominating committee composed solely of independent directors,


    3) Do not require more than a two-thirds shareholders vote to remove a director, revise any bylaw or revise any classified board provision,


    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


    5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


    6) Absence of superior voting rights for one or more classes of stock,


    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).


  4B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.


  4C. CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:


    1) Annually elected board,


    2) Majority of board composed of independent directors,


    3) Nominating committee composed solely of independent directors,


    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


    5) Ability of shareholders to call special meeting or to act by written consent with 90 days notice,


    6) Absence of superior voting rights for one or more classes of stock,


    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead hand poison pill).


  4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.


     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


  4E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.


  4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5. TENDER OFFER DEFENSES
  5A. POISON PILLS



     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.


  5B. FAIR PRICE PROVISIONS

     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


  5C. GREENMAIL

     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


  5D. UNEQUAL VOTING RIGHTS

     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.


  5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS
     Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


  5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


6. MISCELLANEOUS BOARD PROVISIONS
  6A. SEPARATE CHAIRMAN AND CEO POSITIONS

     We will generally vote for proposals looking to separate the CEO and Chairman roles.


  6B. LEAD DIRECTORS AND EXECUTIVE SESSIONS

     In cases, where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).


  6C. MAJORITY OF INDEPENDENT DIRECTORS



     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board



  6D. STOCK OWNERSHIP REQUIREMENTS

     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.


  6E. TERM OF OFFICE

     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.


  6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.


  6G. BOARD SIZE

     Vote FOR proposals to limit the size of the board to 15 members.


7. MISCELLANEOUS GOVERNANCE PROVISIONS
  7A. INDEPENDENT NOMINATING COMMITTEE

     Vote FOR the creation of an independent nominating committee.


  7B. CONFIDENTIAL VOTING
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


     Vote FOR management proposals to adopt confidential voting.


  7C. EQUAL ACCESS



     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.


  7D. BUNDLED PROPOSALS

     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


  7E. CHARITABLE CONTRIBUTIONS

     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


  7F. DATE/LOCATION OF MEETING

     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.



  7G. INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD

     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.


      7H. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.


      7I. OTHER BUSINESS

     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.


  7J. DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.


8. CAPITAL STRUCTURE
  8A. COMMON STOCK AUTHORIZATION

     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


  8B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.


  8C. REVERSE STOCK SPLITS

     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.


  8D. BLANK CHECK PREFERRED AUTHORIZATION

     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.


  8E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


  8F. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.


  8G. RESTRUCTURINGS/RECAPITALIZATION

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?


     Change in Control-Will the transaction result in a change in control of the company?

     Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


  8H. SHARE REPURCHASE PROGRAMS

     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


  8I. TARGETED SHARE PLACEMENTS

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE basis after reviewing the individual situation of the company receiving the proposal.


9. EXECUTIVE AND DIRECTOR COMPENSATION
  9A. STOCK-BASED INCENTIVE PLANS

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-even in cases where the plan cost is considered acceptable based on the quantitative analysis.


  9B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of Internal Revenue Code.


  9C. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three year returns below its peer group.


  9D. GOLDEN AND TIN PARACHUTES

     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.


  9E. 401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.


  9F. EMPLOYEE STOCK PURCHASE PLANS

     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.


  9G. OPTION EXPENSING

     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.


  9H. OPTION REPRICING



     In most cases, we take a negative view of options repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.


  9I. STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.


10. INCORPORATION
  10A. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.


  10B. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


  10C. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.


11. MERGERS AND CORPORATE RESTRUCTURINGS
  11A. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


  11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.


  11C. CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.


  11D. SPIN-OFFS
     Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


  11E. ASSET SALES

     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


  11F. LIQUIDATIONS

     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



  11G. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.


  11H. CHANGING CORPORATE NAME
     Vote FOR changing the corporate name.


12. SOCIAL AND ENVIRONMENTAL ISSUES
  12A. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.


  12B. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.


  12C. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.


  12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT
     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.


     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.


  12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.


  12F. WORLD DEBT CRISIS
     Vote CASE-BY-CASE proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.


  12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.


  12H. ANIMAL RIGHTS
     Vote CASE-BY-CASE proposals that deal with animal rights.


  12I. PRODUCT INTEGRITY AND MARKETING

     Vote CASE-BY-CASE proposals that ask companies to end their production of legal, but socially questionable, products.



     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.


  12J. HUMAN RESOURCES ISSUES

     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.


  12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA

     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.


13. FOREIGN PROXIES
  Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT
  From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

  WHAT IS MATERIAL NON-PUBLIC INFORMATION?

  The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
  . a pending acquisition or sale of a substantial business;
  . financial results that are better or worse than recent trends would lead one to expect;
  . major management changes;
  . an increase or decrease in dividends;
  . calls or redemptions or other purchases of its securities by the company;
  . a stock split, dividend or other recapitalization; or . financial projections prepared by the Company or the Company's representatives.

  WHAT IS PRE-SOLICITATION CONTACT?

  Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

  Determining the appropriateness of the contact is a factual inquiry which must be determined on a case by case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, disclosure of our proxy guidelines, in whole or in part, to a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department or a Proxy Committee member immediately. The company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.



  It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.



PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA PROXY VOTING GUIDELINES


PART III. B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES TABLE OF CONTENTS

 1.  REPORTS &
 ACCOUNTS.......................................................................
 23

 2.
 DIVIDENDS......................................................................
 23

 3..
 AUDITORS.......................................................................
 23
     a. Auditor
  Independence..................................................................
  23

     b. Auditor
  Remuneration..................................................................
  23


 4.
 BOARDS.........................................................................
 23-24
     a. Chairman &
  CEO...........................................................................
  23

     b. Board
  Structure.....................................................................
  24

     c. Board
  Size..........................................................................
  24

     d. Board
  Independence..................................................................
  24

     e. Board
  Committees....................................................................
  24


 5.  DIRECTORS
 ...............................................................................
 25
     a. Directors'
  Contracts.....................................................................
  25

     b. Executive Director's
  Remuneration..................................................................
  25

     c. Director's
  Liability.....................................................................
  25

     d. Directors over
  70............................................................................
  25


 6.  NON-EXECUTIVE DIRECTORS
 .....................................................................26
     a. Role of Non-Executive
  Directors.....................................................................
  26

     b. Director
  Independence..................................................................
  26

     c. Non-Executive Director's
  Remuneration..................................................................
  26


 7.  ISSUE OF
 CAPITAL........................................................................
 26-27
     a. Issue of
  Equity........................................................................
  26

     b. Issue of
  Debt..........................................................................

     c. Share Repurchase
  Programmes....................................................................
  27


 8.
 MERGERS/ACQUISITIONS...........................................................
 27

 9.  VOTING
 RIGHTS.........................................................................
 27

 10. SHARE
 OPTIONS/L-TIPS.................................................................
 27-28
     a. Share
  Options.......................................................................
  27

     b. Long-Term Incentive Plans
  (L-TIPs)......................................................................
  28


 11.
 OTHERS.........................................................................
 28-29
     a. Poison
  Pills.........................................................................
  28

     b. Composite
  Resolutions...................................................................
  28

     c. Social/Environmental
  Issues........................................................................
  28

     d. Charitable
  Issues........................................................................
  29

     e. Political
  Issues........................................................................
  29


 12. SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT.............................
 29-30..................................................................
     a. Activism
  Statement.....................................................................
  29

     b. Activism
  Policy........................................................................
  29-30


 13. SOCIAL RESPONSIBLE INVESTMENT ("SRI")
 .....................................................................31
     a. SRI
  Statement.....................................................................
  31

     b. SRI
  Policy........................................................................
  31


PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES


 1) REPORTS & ACCOUNTS
  Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).


  For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.


  Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.


 2) DIVIDENDS
  Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.


  We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.


 3) AUDITORS
  3A. AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.


     JPMF will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.


  3B. AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.


     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     see Audit Committee


 4) BOARDS
  4A. CHAIRMAN & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.


  4B. BOARD STRUCTURE


     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code , which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.


     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour ofunitary boards. However, tiered boards are still very prevalent in markets outside the UK and localmarket practice will always be taken into account.


  4C. BOARD SIZE
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its votingpowers in favour of reducing large boards wherever possible.


  4D. BOARD INDEPENDENCE
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on aboard should be such that their views will carry significant weight in the board's decisions. We agreewith the ICGN, and the findings of the Higgs Review, that the majority of a board of directors shouldbe independent, especially if the company has a joint Chairman / CEO. However, as a minimum, allboards should require at least three non-executive directors, unless the company is of such a sizethat sustaining such a number would be an excessive burden.


     JPMF will use its voting powers to encourage appropriate levels of board independence, taking intoaccount local market practice.


     see Non Executive Directors


  4E. BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     (I) NOMINATION COMMITTEE -
       There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.


     (II) REMUNERATION COMMITTEE -
       Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.


     (III) AUDIT COMMITTEE
       An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.


 5) DIRECTORS
  5A. DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI . However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of director's service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment take into account local market practice when making judgements in this area.


  5B. EXECUTIVE DIRECTOR'S REMUNERATION
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     see Stock Options and Long-Term Incentive Plans (L-TIPs)


  5C. DIRECTOR'S LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.


  5D. DIRECTORS OVER 70


     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.


 6) NON-EXECUTIVE DIRECTORS
  6A. ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non executive directors whom we no longer consider to be independent.

     Intermining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.


  6B. DIRECTOR INDEPENDENCE
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.


  6C. NON-EXECUTIVE DIRECTOR'S REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.


  6D. MULTIPLE DIRECTORSHIPS
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.


 7) ISSUE OF CAPITAL
  7A. ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).


     JPMF will vote against increases in capital which would allow the company to adopt "poison pill "takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.


  7B. ISSUE OF DEBT


     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


  7C. SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.


 8) MERGERS/ACQUISITIONS
  Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst inconjunction with portfolio managers and, in exceptional circumstances , the Committee. Individualcircumstances will always apply. However, as a general rule, JPMF will favour mergers andacquisitions where the proposed acquisition price represents fair value, where shareholders cannotrealise greater value though other means, and where all shareholders receive fair and equaltreatment under the merger/acquisition terms.


 9) VOTING RIGHTS
  JPMF believes in the fundamental principle of "one share, one vote". Accordingly, we will vote tophase out dual voting rights or classes of share with restricted voting rights, and will oppose attemptsto introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulativevoting; directors should represent all shareholders equally, and voting rights should accrue inaccordance with the shareholder's equity capital commitment to the company.

  Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votesto approve mergers, consolidations or sales of assets or other business combinations.


 10) SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
  10A. SHARE OPTIONS
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.


  10B. LONG-TERM INCENTIVE PLANS (L-TIPS)


     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code , feels that the performance related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.


 11) OTHERS
  11A. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined "triggering event "occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.


  11B. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.


  11C. SOCIAL / ENVIRONMENTAL ISSUES
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.


     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.


     see Socially Responsible Investment (SRI)


  11D. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.


  11E. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.


 12) SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
  12A. ACTIVISM STATEMENT
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     . ensure managers have an explicit strategy on activism
     . monitor the performance of investee companies
     . intervene where necessary
     . evaluate the impact of engagement activity
     . report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in under-performing companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients 'interests are best served by selling shares in under-performing companies. JPMF's approach is set out below.


  12B. ACTIVISM POLICY

     (I) EXPLICIT STRATEGY -
       A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.


       Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.


     (II) MONITOR PERFORMANCE-
       At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.


     (III) INTERVENE WHERE NECESSARY-
       As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.


       Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasions, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.


       JPMF does not intervene directly in the management of companies. However where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.


     (IV) EVALUATE IMPACT
       No-one to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo Saxon markets was supported by a belief in their strong governance culture.

       As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

       We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


     (V) REPORTING
       Reports detailing our engagement activity are available to clients on a quarterly basis.


 13) SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
  13A.  SRI STATEMENT

       From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on socially responsible investment in their Statement of Investment Principles.

       JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

       For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.


       For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.


  13B.  SRI POLICY
       Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

       Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

       In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly". Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

       The current focus of this engagement process is on UK companies. However social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES


PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

 1) The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.


 2) In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

 3) JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

 4) The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

 5) For routine proxies (e.g. in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

 6) Where proxy issues concern corporate governance, take-over defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

 7) Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.


PART V: JAPAN PROXY VOTING GUIDELINES


PART V: JAPAN PROXY VOTING GUIDELINES

 1) NUMBER OF DIRECTORS
  To ensure a swift management decision-making process, the appropriate number of directors shouldbe 20 or less.


 2) RELEASE OF DIRECTORS FROM LEGAL LIABILITY
  Vote against actions releasing a director from legal liability.


 3) DIRECTOR'S TENURE
  Director's tenure should be less than 1 year.


 4) DIRECTOR'S REMUNERATION
  Remuneration of directors should generally be determined by an independent committee.


 5) AUDIT FEES
  Audit fees must be at an appropriate level.


 6) CAPITAL INCREASE
  Capital increases will be judged on a case-by-case basis depending on its purpose. Vote againstcapital increases if the purpose is to defend against a take-over.


 7) BORROWING OF FUNDS
  Vote against abrupt increases in borrowing of funds if the purpose is to defend against a take-over.


 8) SHARE REPURCHASE PROGRAMS
  Vote in favor of share repurchase programs if it leads to an increase in the value of the company'sshares.


 9) PAY-OUT RATIO
  As a general rule, vote against any proposal for appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.


 10) MERGERS/ACQUISITIONS
  Mergers and acquisitions must only be consummated at a price representing fair value.


 11) STOCK OPTIONS
  Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.


 12) POLITICAL CONTRIBUTIONS
  Do not approve any use of corporate funds for political activities.


 13) ENVIRONMENTAL/SOCIAL ISSUES
  Do not take into account environmental / social issues that do not affect the economic value of the company.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                     PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT


Introduction - Morgan Stanley Investment Management's ("MSIM") policies and
------------
procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - To assist the MSIM Affiliates in their responsibility
-----------------------
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
 MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.


Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES


To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

  A) Management Proposals
    When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Selection or ratification of auditors.
    . Approval of financial statements, director and auditor reports.
    . Election of Directors.
    . Limiting Directors' liability and broadening indemnification of Directors. . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
    . General updating/corrective amendments to the charter.
    . Elimination of cumulative voting.
    . Elimination of preemptive rights.
    . Provisions for confidential voting and independent tabulation of voting results.
    . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


    Capitalization changes
    ----------------------
    . Capitalization changes that eliminate other classes of stock and voting rights.
    . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
    . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
    . Proposals for share repurchase plans.
    . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
    . Proposals to effect stock splits.
    . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
       Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

    Compensation
    ------------
    . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
    . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
    . Establishment of Employee Stock Option Plans and other employee ownership plans.

    Anti-Takeover Matters
    ---------------------
    . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



    . Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Capitalization  changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
    . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
    . Creation of "blank check" preferred stock.
    . Changes in capitalization by 100% or more.
    . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
    . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
    . Proposals to indemnify auditors.

    The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


    Corporate Transactions
    ----------------------
    . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
    . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
    . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
      (i) Whether the stock option plan is incentive based;
      (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
      (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

    Anti-Takeover Provisions
    ------------------------
    . . Proposals requiring shareholder ratification of poison pills.
    . . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

  B) SHAREHOLDER PROPOSALS
    The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
    . Requiring auditors to attend the annual meeting of shareholders.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
    . Confidential voting.
    . Reduction or elimination of supermajority vote requirements.

    The following shareholder proposals will be voted as determined by the Proxy Review Committee.
    . Proposals that limit tenure of directors.
    . Proposals to limit golden parachutes.



    . Proposals requiring directors to own large amounts of stock to be eligible for election.
    . Restoring cumulative voting in the election of directors.
    . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
    . Proposals that limit retirement benefits or executive compensation.
    . Requiring shareholder approval for bylaw or charter amendments.
    . Requiring shareholder approval for shareholder rights plan or poison pill. . Requiring shareholder approval of golden parachutes.
    . Elimination of certain anti-takeover related provisions.
    . Prohibit payment of greenmail.

    The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.
    . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
    . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
    . Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

  A) Proxy Review Committee

    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

    a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

    b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.


    c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III
      above.   Split votes will generally not be approved within a single Global
      Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


    e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the



      Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

CO/PROCEDURES/PROXY FINAL 5/30/03
                             NEUBERGER BERMAN, LLC

                                  PROXY POLICY


I.  INTRODUCTION


Neuberger Berman, LLC ("NB") is generally responsible for voting the proxies of its ERISA accounts.


This precept is based on the views of the Department of Labor ("DOL") set forth in an advisory letter known as the "Avon letter".


The DOL maintains that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any other fiduciary obligation of an investment manager. Accordingly, NB, as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries.*


NB has created a Proxy Committee** to formulate a policy on the manner in which NB will vote ERISA Account proxies.


In formulating a proxy policy, the Proxy Committee believes that many propositions to be voted upon will fit into categories and, presumptively, such propositions should be voted on in a predetermined manner to meet the DOL requirements outlined above.


Such proxy policy is based on the following positions taken by the proxy committee:


  (i) management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and


  (ii) measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term and should not be supported.



II.  FLEXIBILITY OF THE POLICY DIRECTIVES


The NB policy of specific voting directives as set forth in Section IV below are not intended to be rigid. Based on the particular factual situation or the investment goals of a particular ERISA account, circumstances may arise where adherence to a preset proxy policy will not advance the best interests of plan beneficiaries. Proxies may be voted contrary to the specific directives contained herein if (i) approved by a majority of the members of the proxy committee and (ii) such approval is based on the DOL precepts and rules set forth above.


A request to deviate from a specific directive can be made by the money manager of the ERISA account, a member of the NB Executive Committee or a member of the Proxy Committee.


The Proxy Committee will maintain appropriate records of its actions approving deviations from the directive, citing reasons therefor.


III.  AMENDMENT OF DIRECTIVES


The Proxy Committee will meet periodically to review the voting directives.
 Directives are subject to amendment by vote of a majority of the Proxy Committee members.


IV.  THE VOTING DIRECTIVES


 1) Director Slate. Vote FOR the management slate. This is based on the view that (i) management is in a good position to determine the credibility of the nominees and (ii) director selection alone generally does not materially affect a company's market value. However, if director states are proposed in the context of proxy fights, the NB research analyst covering the company is to analyze competing slates and determine in accordance with the DOL precepts whether NB should vote for the management or stockholder slate. Director selections in proxy fights can materially affect a company's value, since management may be more interested in remaining in place than serving stockholders' best interests.


 2) Increase "Blank Check" Authorized Preferred Stock. Vote AGAINST increases in "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone) on the grounds that the Board of Directors can readily issue such stock in conjunction with "poison pill" devices or otherwise fashion such stock into takeover deterrents or weapons. Vote FOR the authorization of preferred stock whose rights, designations and preferences are pre-established where such stock is being authorized to achieve a specific and legitimate corporate purpose.

 3) Classified or "Staggered Board. Vote AGAINST proposals to classify or stagger boards. The periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate. To illustrate: a typical classified board consists of three equal or nearly equal classes of directors where only one class is up for election each year. Each director on a classified board serves a three year term, as opposed to a one year term served by directors that are not subject to a staggered arrangement.

 4) Cumulative Voting. Under cumulative voting minority shareholders dissatisfied with entrenched management can achieve board representation. Under cumulative voting, each stockholder is permitted to cast a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected. The stockholder may cast these votes among any or all the nominees for director in any manner he wishes. The stockholder, for example, can concentrate all his votes for the election of just one director.

If there is evidence that the Company is attempting to entrench the Board, or if the Company has significant anti-takeover devices already in place, we will vote FOR cumulative voting. If not, and if we are pleased with the current structure of the Board, we will vote AGAINST such proposals. Consequently, our decision will be made on a case by case basis.



 5) Restrictions on Stockholders to Act by Written Consent. Vote AGAINST restrictions on use of stockholder written consents in lieu of a stockholder meeting. Use of written consents is an inexpensive method often not requiring compliance with the proxy rules employed by stockholders to pass resolutions that might be challenged by entrenched management in a stockholders meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

 6) Restrictions on Stockholders to Call Meetings. Vote AGAINST restrictions on stockholders to call meetings. Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge and thus can both render the corporation a less attractive takeover candidate and bestow to management a decided advantage in a takeover.

 7) Confidential Voting. Vote FOR confidential voting which permits stockholders, particularly large institutional stockholders, to vote without identification.

 8) Super-Voting Stock Characteristics. Vote AGAINST super-voting stock. This device gives entrenched management or other insiders excessive voting dominance or power through stock where each share can carry ten or more times the number of votes of the stock issued to the public. Under current S.E.C. regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

 9) "Capping" the Number for Directors. Vote AGAINST "capping" the board. Entrenched management can use this device to limit the number of directors to its own friendly directors, thus making it more difficult for outside stockholders to add their own representatives to the board.

 10) Supermajority Provisions. Vote AGAINST. These provisions increase the difficulty of amending charter and By-Law provisions, thereby securing the continuation of such provisions presumably supported by entrenched management. A supermajority provision provides that amendment to the charter and/or By-Laws or any provision thereof requires a vote of more than the holders of a majority of stock (e.g., 66-2/3% of all votes).

 11) Fair Price Provisions Vote AGAINST fair price provisions. Such provisions tend to make takeovers, particularly tender offers, more expensive by requiring that stockholders tendering their shares in the "back end" of a tender offer receive consideration whose value is equal to that given to stockholders who tender their shares in the "front end." Certain states such as Delaware have built fair price provisions into their corporate law, which provisions apply to all public companies except for those that expressly "opt out" of the requirement. Thus vote FOR any proposal to "opt out" of a fair price statute, which would most likely take the form of a stockholder proposal.

 12) Stock Option Plans and other Stock and Deferred Compensation Arrangements. Vote FOR management-sponsored compensation plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the Company's total issued and outstanding stock. Management is generally in the best position to establish means of compensating its rank and file employees. Also vote FOR compensation plans whose participants include officers and directors, provided that such plans (alone or in conjunction with already existing plans) either (i) are not structured so as to enable a control block of stock (over 10%) to be issued to such officers and directors or (ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles (golden parachutes) parachutes in the event of a takeover.

Vote AGAINST any plan under which insiders can acquire control blocks of stock or receive excessive compensation or takeover cash-outs. Such plans can either have the effect of entrenching management or transferring excessive amounts of corporate assets out of the corporation (and thus not in the best interest of stockholders).


 13) Director Liability Limitation Proposals. Vote FOR proposals limiting director liability on the grounds that such proposals are necessary to attract board nominees of quality in a litigious corporate environment where director and officer liability insurance is often quite expensive.

 14) Environmental Issues, Discrimination Issues, Health Issues and other "Social Proposals". Neuberger Berman, LLC appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, Neuberger Berman, LLC will review and vote on such social-oriented proposals in accordance with its legal responsibilities and its voting procedures described in Part II of this Policy



  ("Flexibility of the Policy Directives"). In such review, Neuberger Berman, LLC will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.

 15) Selection of Auditor. Vote as recommended by management. Proposals on selection of an auditor generally do not materially impact on a corporation's market value, and management is generally most qualified to make this determination.

 16) Adjustments in Charter or By-laws to Conform to Corporate Law Changes. Generally vote as recommended by management on technical adjustments to corporate documents stemming from ongoing changes in corporate and securities law. Such technical adjustments generally do not materially impact on the corporation's market value. Moreover, management and corporate counsel are most qualified to monitor the propriety of these changes for compliance purposes.

 17) Change in Par Value of Authorized Stock. Generally vote FOR these proposals on the grounds that changes in par value are routine matters not likely to impact materially on corporate market value and that management is most qualified to determine this type of matter. Vote AGAINST those proposals, however, that call for (i) reduction of par value that would decrease the value of a security held by NB or clients (e.g., reduction in par value where the security is redeemable at par), (ii) increase in par value that will materially reduce the corporation's paid in or excess capital that otherwise could be used for legitimate purposes, e.g., reinvestments, payment of dividends, etc. or (iii) reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction will permit the corporation to issue these securities for a lower price, thus enhancing management's ability to defend against takeovers.

V.  FREQUENT PROPOSITIONS WITH NO DIRECTIVE


There are proposals that frequently arise that will require Proxy Committee action because such propositions and the context in which they arise are not susceptible of a presumptive vote as in Section IV. Examples are listed below.


 1) Increases in Common Stock. Vote FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes because authorized common stock constitutes an important vehicle for raising capital and, vote AGAINST increases in authorized common stock that are unnecessary, excessive or likely to be used to deter or fight takeovers or unnecessarily dilute current stockholders.


 2) Dividend Rights Plans, Poison Pills and Similar Devices. The Proxy Committee believes that the impact of dividend rights plans, poison pills and similar devices on corporate governance and shareholders' values substantially varies depending upon numerous factors, including but not limited to the following: the specific terms of the plan or device, the prior performance of Management, the extent to which anti-takeover and Management entrenchment devices are in place, the extent to which Management's decisions both in general and in particular with regard to mergers, acquisitions and the like, are subject to shareholder and Board of Director review, the medium and long term business plans of the Company, the relationship of stock price to unrealized values, and the extent to which the corporation is presently perceived as a merger candidate. Accordingly, the Proxy Committee will evaluate and vote on matters regarding these types of plans or devices on a case-by-case basis, taking such of the foregoing and such other factors into account as it deems appropriate in the particular circumstances then pertaining.

 3) Merger Consolidation Reorganization Recapitalization Sale of Assets. Voting on non-routine corporate transactions such as mergers, consolidations, reorganizations, tender offers and large asset sales should be voted as determined based on analysis of the transaction by the appropriate research analysts or portfolio managers. The vote on these transactions should be the result of reasoned and formulated investment decisions.

 4) Anti-Greenmail Proposals. Anti-greenmail proposals prohibit management from buying out at a premium a stockholder that management views as disruptive (or potentially disruptive). Vote FOR anti-greenmail proposals that are designed primarily to serve legitimate corporate purposes such as requiring equal treatment among stockholders and preventing corporate waste. Vote AGAINST such proposals designed primarily to deter potential raiders from making large investments in the subject corporation as a first step in a takeover (a raider may not want to commit large sums up front if he has no opportunity to receive a premium if he decides to withdraw).

 5) Standoff Proposals. "Standoff proposals" typically prohibit a corporation from engaging in material transactions (mergers, asset purchases, etc.) with a "substantial stockholder" (often defined as a stockholder who acquires over 10% or 15% of the outstanding stock for a period of time, e.g. 5 years) unless the transaction is consented to by the board of directors or a supermajority of stockholders. Vote FOR those standoff provisions designed to prevent the corporation from being forced to engage in transactions with disruptive stockholders and vote AGAINST those proposals designed to prevent legitimate raiders from effecting transactions with the corporation in connection with takeovers.

 6) Stockholder Proposals on Corporate Matters. Often stockholder proposals attempt to overturn anti-takeover arrangements that have been in place over time (e.g., staggered boards, supermajority provisions). Some of these arrangements will have served the corporation well, others poorly. Thus, voting on any of these proposals should be on a case-by-case basis. Other stockholder proposals relate to procedural issues or issues that do not directly affect the corporation's business (e.g., calling a stockholders' meeting by a rocket company to discuss rocket safety). Vote for these proposals as recommended by management because management is often in the best position to determine these procedural or collateral issues.

 7) Reincorporation Into Delaware or Other State with "Pro-Management" Corporate Laws. Vote AGAINST such proposals for reincorporation into Delaware or other pro-management states (e.g., New York and Nevada) if the proposed state is considered "pro-management" because its corporation or similar laws contains a variety of provisions that limit stockholder rights in favor of management.
   "Pro-management" laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals may have such objectives, there are occasions when we should vote FOR if the Proxy Committee believes that the purpose of the reincorporation is to secure certain benefits such as laws permitting limitations on directors' and officers' liability which enhances a corporation's ability to secure quality management.

VI.  OTHER PROPOSALS AND DEVIATIONS FROM VOTING DIRECTIVES


Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth in Section IV or that the Proxy Committee will not want to vote as discussed above. Such proposals will be dealt with by the Proxy Committee as described in Section II of this proxy policy.


VII.  RECORD OF VOTING


In each case, the Proxy Committee should maintain internal records on how and why NB voted the proxies.




























Original Guidelines: 05/31/91


Revised 04/19/00 Re: Cumulative Voting.


Revised 11/05/02 Re: South African issue

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)



                           STOCK PROXY VOTING POLICY


                            FOR ALL CLIENT ACCOUNTS



GENERAL POLICY
--------------

Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:


 1) To vote shares of common stock in the long-term economic best interest of the clients.

 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.


 3) To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS
-----------


For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
 Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."





CATEGORY I:  ROUTINE ADMINISTRATIVE ITEMS
             ----------------------------

Philosophy:  The Advisers are willing to defer to management on matters of a
----------
routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:


 1) selection of auditors


 2) increasing the authorized number of common shares

 3) election of unopposed independent directors

CATEGORY II:  SPECIAL INTEREST ISSUES
              -----------------------

Philosophy:  While there are many social, political, environmental and other
----------
special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III:  ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
               -----------------------------------------------------------

Philosophy:  The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors.   Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.
   In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors.  Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail.  These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.



 4) Supermajority Provisions.  These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.


 5)


 6) Defensive Strategies.  These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.


 7)


 8) Business Combinations or Restructuring.  These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 9)



 10) Executive and Director Compensation.  These proposals will be analyzed on a
     -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.


 11)


Policy Established August, 1988
Revised May, 2003




                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION

                              PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES



I. THE BOARD OF DIRECTORS

  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:



    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B) CHAIRMAN AND CEO ARE THE SAME PERSON


    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  C) MAJORITY OF INDEPENDENT DIRECTORS

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  D) STOCK OWNERSHIP REQUIREMENTS

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  E) TERM OF OFFICE

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  F) DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  G) CHARITABLE CONTRIBUTIONS

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.



II. PROXY CONTESTS

  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B) REIMBURSE PROXY SOLICITATION EXPENSES

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS


RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.


IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  B) SHAREHOLDER ABILITY TO REMOVE DIRECTORS

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C) CUMULATIVE VOTING



    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  D) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  F) SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V. TENDER OFFER DEFENSES

  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  B) FAIR PRICE PROVISIONS

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  C) GREENMAIL

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  D) PALE GREENMAIL

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.



  E) UNEQUAL VOTING RIGHTS

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  F) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  G) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  H) WHITE SQUIRE PLACEMENTS

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI. MISCELLANEOUS GOVERNANCE PROVISIONS

  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  B) EQUAL ACCESS

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  C) BUNDLED PROPOSALS

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  D) SHAREHOLDER ADVISORY COMMITTEES



    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  B) STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  C) REVERSE STOCK SPLITS

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  D) BLANK CHECK PREFERRED AUTHORIZATION

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  E) SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  F) ADJUST PAR VALUE OF COMMON STOCK

    We vote FOR management proposals to reduce the par value of common stock.

  G) PREEMPTIVE RIGHTS

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  H) DEBT RESTRUCTURINGS

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
     We consider the following issues:



    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I) SHARE REPURCHASE PROGRAMS

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION


  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS



      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  B) SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  C) GOLDEN AND TIN PARACHUTES

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  D) EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  E) 401(K) EMPLOYEE BENEFIT PLANS

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX. STATE OF INCORPORATION

  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B) VOTING ON REINCORPORATION PROPOSALS

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X. MERGERS AND CORPORATE RESTRUCTURINGS

  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B) CORPORATE RESTRUCTURING



    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C) SPIN-OFFS

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D) ASSET SALES

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  E) LIQUIDATIONS

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F) APPRAISAL RIGHTS

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G) CHANGING CORPORATE NAME

    We vote for changing the corporate name.


XI. MUTUAL FUND PROXIES

  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  B) INVESTMENT ADVISORY AGREEMENT

    We vote on investment advisory agreements on a case-by-case basis.

  C) FUNDAMENTAL INVESTMENT RESTRICTIONS

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  D) DISTRIBUTION AGREEMENTS

    We vote on distribution agreements on a case-by-case basis.


XII. SOCIAL AND ENVIRONMENTAL ISSUES


In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:



.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business


.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights


.. Product Integrity and Marketing


.. Human Resources Issues


April 15, 2003


                               PUTNAM INVESTMENTS


                            PROXY VOTING PROCEDURES


INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.


This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C.



In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.


PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:


 1) reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.


 2) considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:


 1) annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.


 2) coordinates the Proxy Committee's review of any new or unusual proxy issues.

 3) manages the process of referring issues to portfolio managers for voting instructions.

 4) oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

 5) coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

 6) maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

 7) prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.


Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:


 1) If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.



 2) For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.


The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.



CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:


 1) The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.


 2) No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

 3) Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

 4) The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

 5) Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:


 1) A copy of Proxy Procedures and Guidelines as are from time to time in effect;


 2) A copy of each proxy statement received with respect to securities in client accounts;

 3) Records of each vote cast for each client;

 4) Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

 5) Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.



EXHIBIT A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES


The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.


The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.


I. BOARD-APPROVED PROPOSALS

Proxies will be voted for board-approved proposals, except as follows:


A. Matters Relating to the Board of Directors
---------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  . Putnam will withhold votes for the entire board of directors if . The board does not have a majority of independent directors; or . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). Proxies will generally be voted on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

  . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).
  . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.
  . Putnam will vote on a case-by-case basis in contested elections of directors.
    . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).



Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

    . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

    . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Executive Compensation
-------------------------

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).
  . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
  . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.


C. Capitalization
-----------------

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where Putnam is not otherwise withholding votes from the entire board of directors:

  . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction). . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
  . Putnam will vote for proposals authorizing share repurchase programs.



D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other
---------------------------------------------------------------------
Transactions
------------

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures
-------------------------

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters
-------------------------

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).
  . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
  . Putnam will vote on a case-by-case basis on other business matters where
    Putnam is otherwise withholding votes for the entire board of directors.

II. SHAREHOLDER PROPOSALS

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

  . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
  . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
  . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.
  . Putnam will vote on a case-by-case basis on other shareholder proposals where Putnam is otherwise withholding votes for the entire board of directors



III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

  . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
  . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
  . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
  . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:


    (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.


    (2) Share reregistration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.


    (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.


Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.



EXHIBIT B TO PROXY PROCEDURES

Proxy Vote Recommendation Request: Company XYZ, Vote Due X/X/XX

                        PUTNAM INVESTMENTS PROXY VOTING
                        VOTE RECOMMENDATION REQUEST FORM

From: Victoria Cardext. 1-1168


Meeting Date:


VOTE RECOMMENDATION DUE DATE:

Company Name:


Country:





Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.


Referral Agenda items:


 1) [Description of item]


Recommendation:





Please see attached ISS and/or IRRC analysis for information on the proposals.





Please fill out the required information below on contacts regarding the recommendation.


Please describe any contacts with any person outside the Investment Division or the Legal and Compliance Department-Proxy Group regarding the proxy other than proxy soliciting firms (if none please answer "none"):







EXHIBIT C TO PROXY PROCEDURES
                               PUTNAM INVESTMENTS
                           PROXY VOTE DISCLOSURE FORM




 1) Company Name: __________________________.


 2) Date of Meeting:________________________________________.

 3) Referral Item(s): (a)________________________________________

                (b)________________________________________


                (c)________________________________________


                (d)________________________________________


                (e)________________________________________


 4) Description of Putnam's Business Relationship with Issuer of Proxy:

___________________________________________________________


___________________________________________________________


___________________________________________________________


___________________________________________________________


 5) Describe any special conflict issues or remedial steps taken in furnishing recommendations on the referral items:

___________________________________________________________


___________________________________________________________


___________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, the information set forth in this form is true and correct.


     _______________________________


Name:


Title:







                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures


Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.


DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.


Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    John H. Grady, Chief Operating Officer, or
    Andrew Mark, Director of Operations
      and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted:  This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                              CORPORATE GOVERNANCE
                                   PHILOSOPHY
                               VOTING GUIDELINES
                                      AND
                                     POLICY
                                 DRAFT 7.0



                                  8 April 2003


                              A.Table of Contents


I. Voting and Corporate Governance Policy...............................1

 A. General Corporate Governance Benchmarks............................. 1

 B. Proxy Voting Guidelines - Macro Rationales.......................... 3

 C. Proxy Voting Disclosure Guidelines.................................. 6

 D. Proxy Voting Conflict Guidelines.................................... 7

II. Voting and Corporate Governance Procedures..........................9

 A. Global Corporate Governance Committee............................... 9

 B. Proxy Voting - Process.............................................. 10

 C. Taking Action with a Company's Board................................11

 D. Procedures for Contacting the Media ................................. 12

 E. Recordkeeping.......................................................13

Appendices:  Local Voting Policies:

  - UK / London......................................................... 14

 - AU / Sydney.......................................................... 16

 - CH / Zurich.......................................................... 18

 - JP / Tokyo........................................................... 19

 - CA / Toronto......................................................... 20

 - US / Chicago......................................................... 21



I.   VOTING AND CORPORATE GOVERNANCE POLICY
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.


A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT


GUIDELINES:
.. Board exercises judgment independently of management.

.. Separate Chairman and Chief Executive.


.. Board has access to senior management members.


.. Board is comprised of a significant number of independent outsiders.


.. Outside directors meet independently.


.. CEO performance standards are in place.


.. CEO performance is reviewed annually by the full board.


.. CEO succession plan is in place.


.. Board involvement in ratifying major strategic initiatives.


.. Compensation, audit and nominating committees are led by a majority of outside directors.


PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP


GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience.

.. Board conducts the screening and selection process for new directors.


.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.



.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL


GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

.. Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.


.. Employment contracts should not entrench management.


.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.


PRINCIPLE 4:  REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS


GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.

.. Incentive schemes should align management with shareholder objectives.


.. Employment policies should encourage significant shareholding by management and board members.


.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.


.. Long-term incentives should be linked to transparent long-term performance criteria.


.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.


PRINCIPLE 5:  AUDITORS ARE INDEPENDENT


GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.

.. Audit, consulting and other fees to the auditor are explicitly disclosed.


.. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.


.. Periodic (every 5 years) tender of the audit firm or audit partner.


B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance.
Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.


Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.


GENERAL GUIDELINES

 1) When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


 2) If management's performance has been questionable we may abstain or vote against specific proxy proposals.

 3) Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

 4) In general, we oppose proposals, which in our view, act to entrench management.

 5) In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

BOARD OF DIRECTORS & AUDITORS

 6) Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

 7) Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

 8) We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

 9) We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

COMPENSATION

 10) We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

 11) Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

 12) ll senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

 13) We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

 14) Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

 15) Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.



GOVERNANCE PROVISIONS

 16) We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

 17) We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

 18) Any substantial new share issuance should require prior shareholder approval.

 19) We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

 20) We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

 21) Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

 22) We generally support the regular re-election of directors on a rotational basis.

CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

 23) It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

 24) In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

MERGERS, TENDER OFFERS & PROXY CONTESTS

 25) Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

 26) Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

 27) There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

ADMINISTRATIVE & OPERATIONS

 28) Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

 29) We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.



C. PROXY VOTING DISCLOSURE GUIDELINES

.. Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.


.. Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.


.. Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.


.. Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.


.. Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.


.. In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.


.. We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.


..
  The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.


Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D. PROXY VOTING CONFLICT GUIDELINES

..  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset
   Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


.. No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.


.. UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.


.. Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted.
    If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote.
    (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)



II.   VOTING AND CORPORATE GOVERNANCE PROCEDURES


A.  GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:
--------

.. Global CIO (Chair) and Local CIOs or their equivalents from each office
  (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates


.. Representative from Operations


.. Global Head of Legal & Compliance will act as counsel to the Committee


Responsibilities:
-----------------

.. To review, approve and oversee the implementation of this Policy.


.. Keep abreast of and share trends in corporate governance and update this policy as necessary.


.. To provide a forum for discussing corporate governance issues between regions.


.. Coordinate with the Communications group on all corporate or other communication related to global proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Engage and oversee any independent proxy voting services being used.


.. Oversee the activities of the Local Corporate Governance Committees.


Meetings:
---------
Meetings will be held at least quarterly.


LOCAL CORPORATE GOVERNANCE COMMITTEES
Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:


.. Relationships with clients and potential clients


.. Banking and investment banking divisions within UBS


.. Media sensitive votes


The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.


Members:
--------

.. Local CIO or equivalent (chair) from each office (Chicago, London, Zurich,
  Tokyo, Toronto & Sydney) or their appointed delegates


.. Personnel from the Equity group


.. Operations group representative


.. A Legal & Compliance group representative will act as counsel to the Committee


Responsibilities:

.. Keep abreast of and share trends in corporate governance and update local policy as necessary.


.. Provide a forum for discussing corporate governance issues within a region.


.. Oversee the proxy voting process.



.. Coordinate with the Communications group all corporate or other communication related to local proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Interpret this Policy into the local context.


.. Propose additional Macro Rationales at the global and local levels.


.. Review and resolve conflicts of interest.


B. PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.


Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.


In order to facilitate the process, proxy issues and portfolios are categorized
into and assigned an approval escalation level.   Details are listed below:

..   Proxies are divided into 2 categories:
   . Active - Companies held in an actively managed portfolio
   . Passive - Companies held in an index, index-like or quantitative portfolio

   1)Active

     . ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:


      .Sensitive - Requires Analyst, Research Director and Global Chief
       Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.


      .Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.


      .Directed - Votes may be effected by a delegate according to specific written client guidelines.


      Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.


      .



SENSITIVE ISSUES


      Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.


   2)Passive



      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.


BALLOT RECONCILIATION
UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.


C. PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

   .Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.


   .
     Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.


   .If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.


   .
     If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

     . withdraw our support for the common stock;
     . communicate with the entire board;
     . reflect our positions in our proxy vote opportunities; or . contact other shareholders regarding our concerns.

   .When we initiate a formal communication to the board it will include the following:

     .
       A statement of our belief in the importance of good corporate governance; .A listing of areas of deficient governance we believe to exist at the company;
     .A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and .A request for a response as to what actions the board feels is necessary to address our concerns.

D.  PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.


Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.


The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.


All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.



E. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:


.. Our policies and procedures;


.. Proxy statements received;


.. Votes cast per client;


.. Number of shares voted;


.. Communications received and internal documents created that were material to the voting decision;


.. A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and


.. Client requests for proxy voting records and our Policy, as well as our response.


LOCAL POLICY - UK / LONDON

 DIRECTORS'              Greenbury - Invited to
 REMUNERATION            approve all new long term
 AND/OR PENSION          incentive schemesGreenbury -
 ARRANGEMENTS            Shares granted should not
                         vest, and options should not
                         be exercisable, in under
                         three yearsGreenbury - Total
                         awards potentially available
                         should not be
                         excessiveGreenbury - Subject
                         to challenging
                         criteriaGreenbury -
                         Consideration
                         should be given to criteria
                         which reflects the company's
                         performance relative to a
                         group of comparator
                         companies in some key
                         variables such as
                         TSRGreenbury -
                         re grant options
                         phasedGreenbury - Executive
                         options are not at a
                         discountABI -
                         Options should only be
                         granted over the capital of
                         the parent company.ABI - A
                         Scheme should not last more
                         than 10 yearsABI - All         Each on its own merits
                         Schemes No more than 10%
                         of share capital should be
                         used in any rolling 10 year
                         periodABI - Executive
                         Schemes No more than 5% of
                         the issued Ordinary share
                         cap in any 10 year
                         period unless these Options
                         are Super-OptionsCombined
                         Code - Agrees with the
                         recommendations of the
                         Greenbury Code.
 BASIC AUTHORITY FOR     Companies Act - Section 80
 DIRECTORS TO ALLOT      provides authority for
 ANY SHARES              Directors to issue
                         sharesABI5 - New issues
                         should not exceed one third
                         of existing issued share
                         capital - taking account
                         amounts reserved for share     For Management
                         schemes, warrants or
                         convertible shares
 SHARE ALLOTMENT OTHER   Companies Act - Section 89
 THAN TO EXISTING        imposes pre-emption (shares
 SHAREHOLDERS            must be first offered to
                         existing shareholders on a
                         pro-rata basis)Companies Act
                         - Section 95 allows
                         dis-application of S89 for
                         issues of shares for cash
                         (but not for assets)IPC -
                         Dis-application of S89
                         acceptable provided no more
                         than 5% of the issued          For management if issue
                         capital on a non-pre-emptive   meets IPC 5% guideline
                         basis in any one year and no
                         more than 7.5% in the
                         current and preceding 2
                         years
 MARKET PURCHASE OF      ABI7 -Authority under S166
 ITS OWN SHARES BY       must be renewed annually;
 COMPANY                 increase in EPS a
                         pre-requisite; approval of
                         preference shareholders
                         necessary; 10% of issued
                         share capital is
                         appropriateCompanies Act -
                         Section 166 permits
                         buy-back, S162 must have
                         power for buy-back within      For Management if
                         articles of assoc.Stock        criteria is met.
                         Exchange Yellow book - up to
                         15% of issued share capital
                         within 12 months
                         permissible. Price must not
                         exceed 105% of market value.
 SCRIP DIVIDEND
 ALTERNATIVE             No guidelines                  For Management
 ENHANCED SCRIP
 DIVIDEND                No guidelines                  Each on its own merits
 AMENDMENTS TO
 ARTICLES OF             No guidelines                  For Management
 ASSOCIATION
 SHAREHOLDER RESN.       No guidelines                  For Management
 POLITICAL DONATIONS                                    For Management if the
                         Political Parties, Elections   company issues a
                         and Referendums Act 2000       statement confirming
                                                        that the donation is
                                                        not to a political
                                                        party in the true
                                                        sense.Against if this
                                                        statement is not made





LOCAL POLICY - AUSTRALIA / SYDNEY


AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality
---------------------------

Review allocation of work between Board and management (IFSA 9).


Board has majority of independent directors with appropriate skills (IFSA 2).


Chairman should be an independent director (IFSA 3) or a lead director to be appointed.


The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).


Generally constituted with a majority of independent directors


Audit committee comprises only non executive directors


Have access to employees and advisers of the company


Entitled to obtain independent professional advice at the company's expense


The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)


ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.


Aust Law requires at least 3 directors with at least 2 residing in Australia.


Change of Control Procedures
----------------------------

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).


Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.


ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.


Partial takeover provisions may be approved by shareholders but are renewable every 3 years.


Auditors
--------

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).


Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)


Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)



Mandatory audit committees for Top 500 companies (pending legislation).


Statement from audit committee that non-audit services are compatible with independence (pending legislation).


Compensation
------------

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).


The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).


All equity participation compensation plans must be approved by shareholders in a special resolution.


Option term maximum is 5 years


Share options must be "expensed" from middle of 2004 (pending legislation)


General Governance
------------------

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.


Vote on all material issues.


Written policy on exercising proxy votes and ensure consistently applied


Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.



LOCAL POLICY - SWITZERLAND / ZURICH


Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.



LOCAL POLICY - JAPAN / TOKYO


No Local Policies at this time



LOCAL POLICY - CANADA / TORONTO


No Local policies at this time



LOCAL POLICY - UNITED STATES / CHICAGO


OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:
--------

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.


I. B.  Proxy Voting Guidelines - Macro Rationales
-------------------------------------------------

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

                     WELLINGTON MANAGEMENT COMPANY, LLP
                         PROXY POLICIES AND PROCEDURES

                             Dated:  April 30, 2003


INTRODUCTION
Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES
As a matter of policy, Wellington Management:


 1) Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.



 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT
Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.


General Proxy Voting
--------------------

AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.
 If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:



.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.


MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.


If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene.
 Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
------------------------
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
 Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.


In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.


Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.



EXHIBIT A


INTRODUCTION
Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.


Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES


COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .


.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
                                                          vote*
  * on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .


.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For




REPORTING OF RESULTS .


.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .




..

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .


.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .


.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .


.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case

PART C. OTHER INFORMATION

Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/5/03 (filed 02/26/03)
                f.   Articles Supplementary dated 4/30/03 (filed 9/11/03)
                g.   Articles Supplementary dated 6/10/03 (filed 9/11/03)
                h.   Articles Supplementary dated 9/9/03 (filed 9/11/03)
                i.   Articles Supplementary dated 11/6/03 *

 (b)                 By-laws (filed 9/11/03)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 *

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03*

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03*

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)

       (11)     a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03*

       (13)     a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

       (14)     a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)

       (15)     a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)

       (16)     a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)

       (17)     a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement *

       (18)     a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)

       (20)     a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Putnam (filed 9/11/03)

       (21)     a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 *

       (22)     a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Wellington (filed 9/11/03)

       (23)     a.   Fidelity Sub-Advisory Agreement **
                b.   Fidelity Sub-Sub-Advisory Agreement *

 (e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dtd 10/22/03*

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed 9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class J Shares (filed 12/30/02)

       (2)           Shareholder Services Agreement (filed 12/15/00)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed 9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)           Accounting Services Agreement (filed 9/22/00)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)

       (6)           Service Agreement (filed 9/22/00)

       (7)           Service Sub-Agreement (filed 9/22/00)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)

       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)

      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)

      (11)           Plan of Acquisition Balanced Fund (filed 9/11/03)

      (12)           Plan of Acquisition International SmallCap Fund (filed 9/11/03)

      (13)           Plan of Acquisition Partners MidCap Blend (filed 9/11/03)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors *

 (k)                 Financial Statements included in this Registration Statement:
       (1)           Part A:
                          None

       (2)           Part B: None

       (3)           Semi-Annual Report to Shareholders  ***

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement (filed 12/30/02)

       (40)          Initial Capital Agreement **

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/00)

       (2)           Advisors Select Plan (filed 9/22/00)

       (3)           Select Plan (filed 9/11/03)

 (n)                 Rule 18f-3 Plan (filed 9/11/03)

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Real Estate Investors (filed 9/11/03)

       (5)           Turner Investment Partners (filed 9/22/00)

       (6)           Morgan Stanley Asset Management (filed 9/11/03)

       (7)           Neuberger Berman Management (filed 9/11/03)

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management (filed (9/11/03)

       (10)          Federated Investment Management (filed 9/11/03)

       (11)          Ark Asset Management (filed 12/15/00)

       (12)          Spectrum Code of Ethics (filed 04/29/02)

       (13)          Putnam Code of Ethics  *

       (14)          UBS Code of Ethics (filed 10/15/02)

       (15)          Dreyfus Code of Ethics *

       (16)          JP Morgan Code of Ethics (filed 10/15/02)

       (17)          Goldman Sachs Code of Ethics (filed 12/30/02)

       (18)          Wellington Code of Ethics (filed 12/30/02)

       (19)          Fidelity Code of Ethics (filed 9/11/03)

       (20)          Alliance Capital Management LP Code of Ethics (filed 9/11/03)

       (21)          Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

       (22)          Principal Global Investors Code of Ethics (filed 9/11/03)

       (23)          Principal Management Corporation Code of Ethics (filed 9/11/03)

 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries wholly-owned by Principal Financial Services, Inc.:

          a. Princor Financial Services Corporation (an Iowa Corporation) a corporation that acts as a registered broker-dealer and markets a variety of mutual funds, unit investment trusts and limited partnerships and serves as the principal underwriter and distributor for the mutual funds organized by Principal Life Insurance Company.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. an Iowa corporation engaged in international business development.

          d. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          e. Principal Global Investors Holding Company, Inc. a Delaware holding company.

          f. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          g. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          h. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          i. Principal Financial Services (Australia), Inc. an Iowa holding company.

          j.   Principal International De Chile S.A. (Chile) a holding company.

          k. Principal Financial Group Investments (Australia) Pty Limited a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a. Principal Management Corporation (an Iowa Corporation) a SEC registered investment advisor providing investment management and other services to the mutual funds organized by Principal Life Insurance Company and distributed through Princor Financial Services Corporation.

          Subsidiary 42% owned by PFG DO Brasil LTDA:

          a. BrasilPrev Seguros e Previdencia S.A.(Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (Russia) an inactive company.

          b. Principal International Argentina, S.A. (Argentina) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies. These companies including Principal Life Compania de Securos de Vida S.A. and Principal Retiro Compania de Securos de Retiro S.A.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          f. Principal Trust Company (Asia) Limited (Hong Kong) an Asia Trust company.

          g. Principal Mexico Compania De Seguros S.A. De C.V. (Mexico) a life insurance company.

          h.   Principal Pensiones, S.A. De C.V. (Mexico) a pension company.

          i.   Principal Afore, S.A. De C.V. (Mexico) a pension company.

          j.   Principal  Mexico  Servicios,  S.A.  De C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          k. Distribuidora Principal Mexico, S.A. De C.V. (Mexico) a Mexico company established to be the employer of Mexico sales employees.

          l.   Principal   Consulting   (India)  Private  Limited  a  consulting
               company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.:

          a. Principal Global Investors (Singapore) Limited a company engaged in funds management services including the management of unit trusts and investment advisory services.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Ireland) Limited a company that engages in funds management.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.:

          a. Principal Asset Management Company Limited (India) an asset management company.

          b. Principal Trustee Company Limited (India) a trustee company for mutual funds.

          Subsidiaries wholly-owned by Principal Life Insurance Company:

          a. InSource Group, LLC a Delaware limited liability company engaged in marketing products for companies of the Principal Financial Group.

          b. Principal Global Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor who provides private mortgage, real estate and fixed-income securities to institutional clients.

          c. Principal Development Investors, LLC a Delaware limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC a Delaware limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company an Iowa corporation that serves as a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. a North Carolina marketing, sales and administration of executive employee benefit services.

          g.   BCI Group, Inc. a Delaware limited liability company.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 21.03% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on December 4, 2003.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.95% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 28.66% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal International Fund, Inc. (a Maryland Corporation) 16.34% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.10% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 9.16% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 11.31% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 6.33% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 17.39% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 19.78% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.12% of shares outstanding of the Bond & Mortgage Securitites Fund,
               10.48% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Governement Securities Fund,
               0.08%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.21% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.05% of shares outstanding of the High Quality Short-Term Bond Fund,
               37.01% of shares outstanding of the International Emerging Markets Fund,
               15.97% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 96.97% of shares outstanding of the LargeCap Blend Fund I, 24.00% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 24.21% of shares outstanding of the LargeCap Value Fund, 0.06% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.75% of shares outstanding of the Partners LargeCap Blend Fund, 14.73% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               67.12% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               4.86% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 6.19% of shares outstanding of the Partners MidCap Growth Fund, 5.36% of shares outstanding of the Partners MidCap Value Fund, 65.00% of shares outstanding of the Partners SmallCap Blend Fund, 3.82% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 17.77% of shares outstanding of the Partners SmallCap Value Fund I,
               0.09% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.02% of shares outstanding of the Principal LifeTime 2040 Fund, 0.08% of shares outstanding of the Principal LifeTime 2050 Fund, 0.03% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Fund, 14.84% of shares outstanding of the SmallCap Blend Fund, 16.94% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.51% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on December 4, 2003: Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Tactical Asset Management Pty, Limited an Australia company that engages in management of futures positions.

          b. Principal Global Investors (Australia) Service Company Pty Ltd an Australia company established to be the employer of Australia employees.

          c. Principal Capital Global Investors Limited an Australia company which is an SEC registered investment advisor which manages international funds (non-Australian) residents.

          d. Principal Financial Group Australia Pty Ltd. an Australia holding company.

          Subsidiaries wholly-owned by Principal International De Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania De Securos De Vida Chile S.A. (Chile) a life insurance company.

          Subsidiary wholly owned by Principal Financial Group Investments (Australia) Pty Limited:

          a. Principal Hotels Holdings Pty Limited an Australia holding company.

          Subsidiaries  owned  by  Principal   International   Argentina,   S.A.
          (Argentina):

          a. Principal Retiro Compania De Securos De Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania De Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary  owned by  Principal  International  (Asia)  Limited  (Hong
          Kong):

          a. Principal Global Investors (Asia) Limited (Hong Kong) a company that provides sale, marketing and client services support for Principal Capital Management funds and institutional investors.

          Subsidiary owned by Principal Afore, S.A. De C.V. (Mexico):

          a. Principal Siefore, S.A. De C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Enterprise Capital, LLC a Delaware limited liability company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC a Delaware limited liability company that provides private market bridge financing and other secondary market opportunities.

          c. Principal Real Estate Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor that provides real estate debt and equity portfolio management on behalf of institutional clients.

          d. Principal Commercial Funding, LLC a Delaware limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e. Principal Capital Futures Trading Advisors, LLC a Delaware limited liability company which is a commodities trading advisor registered with the CFTC.

          f.   Principal  Global  Investors Trust a Delaware  business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          g.   Spectrum  Asset  Management,   Inc.  a  Connecticut   corporation
               specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank a federally-chartered direct delivery savings bank, with FDIC insurance offering traditional banking services and products to its customers including checking, money market demand accounts, savings accounts and certificates of deposit as well as traditional consumer loans, car loans and personal loans.

          c. Patrician Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          d. Petula Associates, Ltd. an Iowa corporation that engages in real estate joint venture transactions with developers.

          e. Principal Development Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          f. Principal Spectrum Associates, Inc. a California corporation which engages in real estate joint venture transactions with developers.

          g.   Principal   FC,  Ltd.   an  Iowa   limited   purpose   investment
               corporation.

          h. Equity FC, Ltd. an Iowa general business corporation that engages in investment transactions, including limited partnerships and limited liability companies.

          i. Principal Delaware Name Holding Company, Inc. a corporation which currently is inactive.

          j. Principal Asset Markets, Inc. an Iowa corporation which currently is inactive.

          k.   Principal  Residential  Mortgage,   Inc.  an  Iowa  full  service
               mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. an Iowa corporation which currently is inactive.

          m. Healthrisk Resource Group, Inc. an Iowa general business corporation engaged in providing managed are expertise and administrative ser4vices to provider organizations involved in risk-assuming contracts for health care services.

          n. Preferred Product Network, Inc. a Delaware insurance broker which markets selected products manufactured outside the Principal Financial Group--formerly known as Principal Product Network, Inc. and Principal Marketing Services, Inc.

          o.   Principal Health Care, Inc. an Iowa managed care company.

          p.   Dental-Net,   Inc.  an  Arizona   managed  dental  care  services
               organization.

          q. Principal Financial Advisors, Inc. an Iowa corporation that acts as an SEC Registered Investment Advisor offering retirement plan asset allocation services to employers and plan members and cash flow value assessments of commercial mortgages for institutional clients.

          r. Delaware Charter Guarantee & Trust Company (D/B/A Trustar Retirement Services) a Delaware corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pension, Inc. a Connecticut corporation engaged in sales, marketing and administration of group insurance plans and third-party administration for defined contribution plans. Does business as Northeast Plan Administrators.

          t. Principal Investors Corporation a New Jersey general business corporation that holds investments.

          Subsidiaries wholly-owned by Executive Benefit Services, Inc.:

          a. Executive Broker Dealer Services, LLC a North Carolina limited liability company anticipated to be a registered broker-dealer.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited an Australia company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.:

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by Principal Compania De Seguros De Vida Chile S.A. (Chile):

          a. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Hotels Holdings Pty Limited:

          a. Principal Hotels Australia Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Petula Associates, Ltd.:

          a. Petula Prolix Development Company an Iowa general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. an Iowa brokerage and servicer of residential mortgages.

          b.   Principal  Mortgage   Reinsurance  Company  a  Vermont  mortgage
               reinsurance company.

          c. Principal Residential Mortgage Funding, LLC a Delaware limited liability company which purchases and holds residential mortgage loans.

          d. Principal Residential Mortgage Servicing, LLC a Delaware limited liability company which acquires mortgage servicing rights.

          Subsidiary wholly-owned by Dental-Net, Inc.:

          a. Employers Dental Services, Inc. an Arizona prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation a Rhode Island corporation which serves as a corporate trustee for retirement trusts.

          b.   PPI  Employee  Benefits  Corporation  a  Connecticut   registered
               broker-dealer, limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. a Massachusetts corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a. Principal Australia (Holdings) Pty Ltd an Australia commercial and investment banking and asset management company.

          Subsidiary wholly-owned by Principal Hotels Australia Pty Limited:

          a. Principal Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael T. Daley                 Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher                  Director and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President -
     The Principal                    Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Assistant Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 15th day of December, 2003.


                                       Principal Investors Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                      Date


/s/ R. C. Eucher
_____________________________      Director, President and    December 15, 2003
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               December 15, 2003
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         December 15, 2003
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   December 15, 2003
J. E. Aschenbrenner                                           __________________


   (J. D. Davis)*
_____________________________      Director                   December 15, 2003
J. D. Davis                                                   __________________


   (P. A. Ferguson)*
_____________________________      Director                   December 15, 2003
P. A. Ferguson                                                __________________


   (R. W. Gilbert)*
_____________________________      Director                   December 15, 2003
R. W. Gilbert                                                 __________________


   (W. C. Kimball)*
_____________________________      Director                   December 15, 2003
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   December 15, 2003
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included